As filed with the Securities and Exchange Commission on September 22, 2011

1933 Act Registration No. 033-44909

1940 Act Registration No. 811-06520

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 52	☒

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 54	☒

MANAGERS TRUST I

(Exact name of registrant as specified in charter)

800 Connecticut Avenue

Norwalk, Connecticut 06854

(Address of principal executive offices)

Registrant’s telephone number, including area code: (800) 835-3879

Gregory C. Davis

Rajib Chanda

Ropes & Gray LLP

Three Embarcadero Center

San Francisco, CA 94111-4006

(Name and address of agent for service)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on October 3, 2011 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to (a)(2) of rule 485

If appropriate, check the following box:

☒	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Amendment relates solely to Managers Micro-Cap Fund, a series of Managers Trust I (the “Trust”). The Amendment does not supersede or amend any disclosure in the Trust’s Registration Statement relating to any other series of the Trust.

Managers INVESTMENT GROUP

OCTOBER 3, 2011

PROSPECTUS

Managers Funds

Managers Micro-Cap Fund

Investor Class:—Service Class: MMCFX Institutional Class: MIMFX

Managersinvest.com As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

3-5	SUMMARY OF THE FUND

Managers Micro-Cap Fund

6-10	ADDITIONAL INFORMATION ABOUT THE FUND

Managers Micro-Cap Fund

Summary of the Fund’s Principal Risks

Other Important Information about the Fund and its Investment Strategies and Risks

Fund Management

11-19	SHAREHOLDER GUIDE

Your Account

Choosing a Share Class

Investing Through an Intermediary

Distribution and Service (12b-1) Fees

Transaction Policies

How to Buy or Sell Shares

Investor Services

Certain Federal Income Tax Information

20	FINANCIAL HIGHLIGHTS

Managers Micro-Cap Fund

21	HOW TO CONTACT US

Managers Investment Group	1

SUMMARY OF THE FUND

Managers Micro-Cap Fund

INVESTMENT OBJECTIVE

The Managers Micro-Cap Fund’s (the “Fund”) investment objective is to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Service Class	Institutional Class
Management Fee	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.97%[1]	0.97%	0.72%[1]
Acquired Fund Fees and Expenses	0.01%[1]	0.01%	0.01%[1]
Total Annual Fund Operating Expenses[2]	2.23%	1.98%	1.73%
Fee Waiver and Expense Reimbursements[3]	(0.54)%	(0.54)%	(0.54)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2]	1.69%	1.44%	1.19%

[1]	Because Investor Class and Institutional Class shares will have commenced operations on or following the date of this Prospectus, these amounts are based on estimates for the current fiscal year.
[2]

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of the Fund’s Prospectus which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired funds.

[3]

Managers Investment Group LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2013, to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 1.18% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. Under such arrangement, if the maximum amount of shareholder servicing fees and distribution and service (12b-1) fees were charged to the classes under the current applicable plans, the total annual fund operating expenses (excluding the other items noted in the parenthetical above) of the Investor Class, Service Class, and Institutional Class would be 1.68%, 1.43% and 1.18%, respectively, of the average daily net assets of such classes. The contractual expense limitation may only be terminated upon termination of the Fund’s investment advisory agreement with the Investment Manager or by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through March 1, 2013. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$172	$623	$1,124	$2,505
Service Class	$147	$547	$996	$2,244
Institutional Class	$121	$470	$866	$1,977

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 93% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. micro-cap stocks. The Fund generally considers a stock to be a micro-cap stock if, at the time of purchase, its market capitalization is within the range of capitalizations of companies in the Russell Microcap® Index. As of May 31, 2011, the range of market capitalizations for the Russell Microcap® Index was $30 million to $668 million. The Fund may retain securities that it already has purchased even if the stock outgrows the capitalization limits. The Fund will invest in a combination of value-oriented and growth-oriented stocks.

Managers Investment Group	3

SUMMARY OF THE FUND

PRINCIPAL RISKS

There is the risk that you may lose money on your investment. All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund.

Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

Liquidity Risk—particular investments, such as illiquid securities, may not be able to be sold at the price the Fund would like or the Fund may have to sell them at a loss.

Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

Micro-Capitalization Stock Risk—the stocks of micro-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

PERFORMANCE

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of two broadly based securities market indices. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

The performance information shown is that of the Fund’s Service Class shares (formerly shares of the Fund, which were reclassified and redesignated as Service Class shares effective as of the date of this Prospectus).

To obtain updated performance information please visit www.managersinvest.com or call 800.835.3879.

Calendar Year Total Returns as of 12/31/10 (Service Class)

Best Quarter: 27.71% (2nd Quarter 2003)

Worst Quarter: -24.71% (4th Quarter 2008)

Average Annual Total Returns as of 12/31/10

Managers Micro-Cap Fund	1 Year	5 Years	10 Years
Service Class Return Before Taxes	29.76%	4.81%	4.09%
Service Class Return After Taxes on Distributions	29.76%	4.59%	3.99%
Service Class Return After Taxes on Distributions and Sale of Fund Shares	19.34%	4.06%	3.53%
Russell Microcap® Index (reflects no deduction for fees, ex-penses, or taxes)	28.89%	1.19%	7.38%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	26.85%	4.47%	6.33%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Service Class shares only, and after-tax returns for Investor Class and Institutional Class shares will vary.

PORTFOLIO MANAGEMENT

Investment Manager

Managers Investment Group LLC

Subadvisors

Next Century Growth Investors LLC (“Next Century”)

Lord, Abbett & Co. LLC (“Lord Abbett”)

WEDGE Capital Management L.L.P. (“WEDGE Capital”)

RBC Global Asset Management (US) Inc. (“RBC GAM (US)”)

Portfolio Managers

Next Century

Thomas Press

Chairman & CEO, Next Century; Portfolio Manager of the Fund since 12/07.

Donald Longlet

President, Next Century; Portfolio Manager of the Fund since 12/07.

Robert Scott

Portfolio Manager, Next Century; Portfolio Manager of the Fund since 12/07.

Peter Capouch

Portfolio Manager, Next Century; Portfolio Manager of the Fund since 12/07.

Kaj Doerring

Portfolio Manager, Next Century; Portfolio Manager of the Fund since 12/07.

4	Managers Investment Group

SUMMARY OF THE FUND

Lord Abbett

F. Thomas O’Halloran

Partner & Director, Lord Abbett; Portfolio Manager of the Fund since 2007.

Anthony W. Hipple

Portfolio Manager, Lord Abbett; Portfolio Manager of the Fund since 2007.

WEDGE Capital

Peter F. Bridge

General Partner & Portfolio Manager, WEDGE Capital; Portfolio Manager of the Fund since 12/07.

R. Michael James

General Partner & Portfolio Manager, WEDGE Capital; Portfolio Manager of the Fund since 12/07.

Michael Gardner

General Partner & Director of Equity Research, WEDGE Capital;

Portfolio Manager of the Fund since 12/07.

Monika LaRiche

Equity Analyst, WEDGE Capital; Portfolio Manager of the Fund since 12/07.

RBC GAM (US)

Lance James

Managing Director & Senior Portfolio Manager, RBC GAM (US); Portfolio Manager of the Fund since 12/09.

George Prince

Portfolio Manager & Senior Equity Analyst, RBC GAM (US); Portfolio Manager of the Fund since 12/09.

BUYING AND SELLING FUND SHARES

Initial Investment Minimum

Investor Class

Regular Account: $2,000

Individual Retirement Account: $1,000

Service Class

Regular Account: $25,000

Individual Retirement Account: $10,000

Institutional Class

Regular Account: $100,000

Individual Retirement Account: $50,000

Additional Investment Minimum

Investor Class and Service Class (all accounts): $100

Institutional Class (all accounts): $1,000

TRANSACTION POLICIES

You may sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.managersinvest.com, or by bank wire (if bank wire instructions are on file for your account).

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9769

Providence, RI 02940-9769

TAX INFORMATION

The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in the Fund) from the plan.

PAYMENTS TO BROKER-DEALERS AND OTHER

FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Managers Investment Group	5

ADDITIONAL INFORMATION ABOUT THE FUND

MANAGERS MICRO-CAP FUND

This Fund will invest primarily in the securities and instruments as described in the Fund’s summary section of the Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Fund’s Subadvisors in managing the Fund, and also additional information about the Fund’s expenses and performance.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

The Fund’s assets are currently allocated among four Subadvisors, each of which acts independently of the other and uses its own methodology to select portfolio investments. Specifically:

•    One Subadvisor utilizes a value approach to investing whereby the Subadvisor uses both quantitative and qualitative techniques to identify companies that have favorable return potential but are selling at reasonable valuations.

•    Another Subadvisor utilizes a core approach to investing whereby the Subadvisor seeks neglected micro-cap companies with long-term attractive business fundamentals, near-term profitability potential and low valuations.

•    The other two Subadvisors utilize a growth approach to investing whereby they seek to identify companies that appear to have the potential for more rapid growth than the overall economy.

•    A Subadvisor will typically sell a stock if it believes that the original investment thesis for why it purchased the stock is no longer intact.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. micro-cap stocks. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•    Looking to gain exposure to micro-cap companies.

•    Seeking long-term growth of capital.

•    Willing to accept short-term volatility of returns, in particular those associated with the smallest U.S. stocks.

6	Managers Investment Group

ADDITIONAL INFORMATION ABOUT THE FUND

MANAGERS MICRO-CAP FUND

ADDITIONAL INFORMATION ABOUT THE FUND’S EXPENSES AND PERFORMANCE

Under “Fees and Expenses of the Fund” in the Fund’s summary section, expenses for Investor Class and Institutional Class shares in the “Annual Fund Operating Expenses” table reflect estimates for the current fiscal year because Investor Class and Institutional Class shares will have commenced operations on or following the date of this Prospectus. Because Investor Class and Service Class shares are each authorized to pay up to 0.25% in shareholder servicing fees, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Please see “Choosing A Share Class” for more information on the Fund’s shareholder servicing fees.

Under “Performance” in the Fund’s summary section, the performance information shown assumes that all dividend and capital gain distributions have been reinvested in the Fund and, where applicable, for the Indices shown in the table. The performance information also reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. Effective as of the date of this Prospectus, the Fund will have reclassified and redesignated existing shares of the Fund as Service Class shares and will have established two additional share classes: Investor Class and Institutional Class shares. Because the Fund’s Investor Class and Institutional Class shares have not operated for a full calendar year, performance history for these share classes is not available. Effective December 10, 2007, some of the Fund’s investment strategies changed concurrent with the hiring of new subadvisors. The Fund’s past performance would have been different if the Fund was managed using the current investment strategies.

As a result of a reorgianization that occurred on September 30, 2011, the Institutional Class shares of the Fund assumed the ticker symbol (MIMFX) of the Managers Institutional Micro-Cap Fund. The Managers Institutional Micro-Cap Fund was not the performance or accounting survivor of the reorganization.

Managers Investment Group	7

ADDITIONAL INFORMATION ABOUT THE FUND

THE FUND’S PRINCIPAL RISKS

This section presents more detailed information about the Fund’s risks as described in the Fund’s summary section of the Prospectus. The Fund could be subject to additional risks because the types of investments it makes and market conditions may change over time.

All investments involve some type and level of risk. There is the risk that you will lose money on your investment. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund. In addition, the Fund is subject to management risk because it is an actively managed investment portfolio. The Fund’s Subadvisors will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired result.

GROWTH STOCK RISK

Growth stocks may be more sensitive to changes in current or expected earnings than other types of stocks and tend to be more volatile than the market in general. Growth stocks may underperform value stocks during given periods.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these illiquid investments at the best prices. Investments in derivatives, non-U.S. investments, restricted securities, securities having small market capitalizations, and securities having substantial market and/or credit and counter-party risk tend to involve greater liquidity risk.

MARKET RISK

Market prices of investments held by the Fund may fall rapidly or unpredictably and will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The value of your investment could go up or down depending on market conditions. Equity investments generally have greater price volatility than fixed income investments. Since foreign investments trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions. Derivatives involve the risk that changes in their value may not correlate perfectly with their underlying assets, rates, or indices.

MICRO-CAPITALIZATION STOCK RISK

The stocks of micro-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Because the Fund invests in micro-capitalization companies, it may underperform other stock funds (such as small-, medium- and large-company stock funds) when stocks of micro-capitalization companies are out of favor.

VALUE STOCK RISK

Value stocks present the risk that a stock may decline or never reach what a Subadvisor believes is its full market value, either because the market fails to recognize what the Subadvisor considers to be the company’s true business value or because the Subadvisor’s assessment of the company’s prospects is wrong. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value stocks may underperform growth stocks during given periods.

OTHER IMPORTANT INFORMATION ABOUT THE FUND’S AND ITS INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies described in this Prospectus, the Fund may also make other types of investments, and, therefore, may be subject to other risks. Some of these risks are described in the Fund’s Statement of Additional Information dated October 3, 2011 (the “SAI”).

INVESTMENT OBJECTIVES

The Fund’s investment objective may be changed without shareholder approval.

TEMPORARY DEFENSIVE MEASURES

From time to time, the Fund may invest a portion of its assets in money market securities, cash, or cash equivalents as a temporary defensive measure. These temporary defensive measures may be inconsistent with the Fund’s investment objective and principal investment strategies. The Fund may not be able to achieve its stated investment objective while taking these defensive measures.

PORTFOLIO TURNOVER

As described in the Fund’s summary section of this Prospectus, the Fund may sell any security when it believes the sale is in the Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase the portfolio turnover. A portfolio turnover rate greater than 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the previous one-year period. Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase your tax liability.

PORTFOLIO HOLDINGS

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI, which is available on the Fund’s Web site at www.managersinvest.com.

8	Managers Investment Group

ADDITIONAL INFORMATION ABOUT THE FUND

FUND MANAGEMENT

The Fund is a series of Managers Trust I, a Massachusetts business trust (the “Trust”). The Trust is part of the Managers Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

The Investment Manager, located at 333 W. Wacker Drive, Chicago, Illinois 60606, is an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 600 Hale Street, Prides Crossing, Massachusetts 01965. The Investment Manager serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager also monitors the performance, security holdings, and investment strategies of the Subadvisors to the Fund. Managers Distributors, Inc. (“MDI” or the “Distributor”), a wholly owned subsidiary of the Investment Manager, serves as the Fund’s distributor.

Additional information regarding other accounts managed by the Portfolio Managers, their compensation and ownership of Fund shares is available in the Fund’s SAI.

A discussion regarding the basis for the Board of Trustees approving the Investment Management Agreement with respect to the Fund between the Trust and the Investment Manager and the Subadvisory Agreements between the Investment Manager and certain Subadvisors is available in the Fund’s shareholder report covering the period when the approvals occured.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”), the Fund participates in a manager of managers structure whereby the Investment Manager serves as the investment manager of the Fund and selects and recommends to the Fund’s Board of Trustees investment advisors (the “Subadvisors”) to manage the Fund’s investment portfolio. Under the terms of this exemptive order, the Investment Manager is able, subject to certain conditions and oversight by the Fund’s Board of Trustees but without shareholder approval, to hire or change the contract terms of unaffiliated Subadvisors for the Fund. The Investment Manager, subject to oversight by the Trustees, has ultimate responsibility to oversee the Subadvisors and recommend their hiring, termination, and replacement. Shareholders of the Fund continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.

MANAGERS MICRO-CAP FUND

Next Century Growth Investors LLC (“Next Century”), located at 5500 Wayzata Blvd, Suite 1275, Minneapolis, Minnesota 55416, manages a portion of the Fund focusing on micro-cap and small-cap growth investments. As of December 31, 2010, Next Century had assets under management of approximately $3.1 billion. Thomas L. Press, Donald M. Longlet, Robert E. Scott, Peter M. Capouch, and Kaj Doerring are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Next Century and have served in that capacity since

December 10, 2007. All of the portfolio managers work collaboratively to manage the portfolio, with no one person primarily responsible for portfolio management. Thomas Press is the Chairman and CEO of Next Century and Donald Longlet is the President of Next Century, both serving in their respective capacities since 1998. Robert Scott has been a portfolio manager of Next Century since 2000. Peter Capouch has been a portfolio manager at Next Century since 2003, and before that he served as a consultant analyst of State Street Advisers from 2002-2003. Kaj Doerring has been a portfolio manager since 2005, and before that he served as the Vice-President of Sales of Think Equity Partners from 2002-2005.

Lord Abbett & Co. LLC (“Lord Abbett”), located at 90 Hudson Street, Jersey City, New Jersey 07302, manages a portion of the Fund focusing on micro-cap growth investments. As of December 31, 2010, Lord Abbett had assets under management of approximately $106.5 billion. Lord Abbett uses a team of portfolio managers and analysts acting together to manage the portion of the Fund’s portfolio that is managed by Lord Abbett. The team is headed by F. Thomas O’Halloran, Partner and Director. Assisting Mr. O’Halloran is An-thony W. Hipple, Portfolio Manager. Messrs. O’Halloran and Hipple are jointly and primarily responsible for the day-to-day management of the portion of the Fund’s portfolio that is managed by Lord Abbett. Mr. O’Halloran joined Lord Abbett in 2001 from Dillon Read/UBS Warburg, where he served as Executive Director/Senior Research Analyst. Mr. O’Halloran is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1987. Mr. Hipple joined Lord Abbett in 2002 from Piper Jaffray Asset Management, where he served as a Senior Analyst. Mr. Hipple is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1995. Messrs. O’Halloran and Hipple have been members of the Fund’s investment team since 2007.

WEDGE Capital Management L.L.P (“WEDGE Capital”) located at 301 South College Street, Suite 2920, Charlotte, North Carolina 28202, manages a portion of the Fund focusing on micro-cap value investments. As of December 31, 2010, WEDGE Capital had assets under management of approximately $9 billion. Peter F. Bridge, R. Michael James, Michael Gardner, and Monika LaRiche, are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by WEDGE Capital and have served in that capacity since December 10, 2007. The Investment Policy Committee, which is made up of a broad representation of WEDGE Capital’s investment professionals, is responsible for general portfolio oversight. Peter F. Bridge and R. Michael James are General Partners and Portfolio Managers and have served in those positions during the past five years. Michael Gardner is a General Partner and the Director of Equity Research and has served in those positions during the past five years. Monika LaRiche, CFA, is the lead micro-cap analyst on the team and has served as an Equity Research Associate at WEDGE Capital from 2002-2003 and as an Equity Research Analyst since 2004.

Managers Investment Group	9

ADDITIONAL INFORMATION ABOUT THE FUND

FUND MANAGEMENT (CONTINUED)

RBC Global Asset Management (US) Inc. (“RBC GAM (US)”), located at 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402, is a Subadvisor to each Fund and has managed a portion of the Fund since December 31, 2009. As of December 31, 2010, RBC GAM (US) managed approximately $43.8 billion in assets for individuals, public entities, Taft-Hartley Plans, corporations, private nonprofits, foundations, endowments, healthcare organizations, and mutual funds. RBC GAM (US) is a wholly-owned subsidiary of RBC USA Holdco Corporation, which is an indirect wholly-owned subsidiary of Royal Bank of Canada. Lance F. James and George Prince are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by RBC GAM (US), each having co-managed a portion of the Fund since December 31, 2009. Mr. James is the lead portfolio manager of the Fund. Mr. James has been a Managing Director and Senior Portfolio Manager with RBC GAM (US) since 2006 and is the lead portfolio manager for the Small Cap Core and Microcap strategies at RBC GAM (US). Before joining RBC GAM (US) in 2006, Mr. James was a portfolio manager and research analyst for Babson Capital Management and OFI Institutional Asset Management, affiliates of Massachusetts Mutual Life Insurance Company, from 1986-2006. During his tenure with these firms, he served as head of their small/ mid cap value team. Mr. Prince is a co-portfolio manager of the Fund. Mr. Prince has been a portfolio manager and senior equity analyst at RBC GAM (US) since 2006. Prior to joining RBC GAM (US) in 2006, Mr. Prince was a senior equity analyst at Eagle Asset Management from 2004-2006. Mr. Prince was an analyst at Babson Capital Management from 2002-2004.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 1.00% of its average daily net assets. The Investment Manager, in turn, pays a portion of this fee to each Subadvisor.

The Investment Manager also provides administrative services to the Fund, including supervising bookkeeping and recordkeeping to ensure that shareholder information is accurate and up-to-date, supervising the preparation and filing of documents as required by state and Federal regulatory agencies, and providing management and oversight of all third-party service providers. As compensation for these services, the Investment Manager receives an administrative fee of 0.25% per annum of the average daily net assets of the Fund.

10	Managers Investment Group

SHAREHOLDER GUIDE

YOUR ACCOUNT

You may invest in the Fund by purchasing either Investor Class, Service Class, or Institutional Class shares. Each class of shares is subject to different types and levels of expenses and minimum initial investment amounts, as described below.

The Investor Class shares of the Fund are subject to the expenses of a 12b-1 plan of distribution adopted by the Board of Trustees, and each class of shares also bears shareholder servicing fees in different amounts. Because each class bears fees and expenses in different amounts, the net asset value (the “NAV”) per share of the three classes may differ. Investor Class shares are expected to have lower total returns than Service Class shares and Institutional Class shares, and Service Class shares are expected to have lower total returns than Institutional Class shares. In all other material respects, the Investor Class shares, Service Class shares, and Institutional Class shares are the same, each share representing a proportionate interest in the Fund. The Fund and each class of shares is subject to a minimum initial investment amount, as described on page 15.

Your purchase or redemption of Fund shares is based on each class’s share price. The price at which you purchase and redeem your shares is based on the NAV per share next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV per share of each class of shares of the Fund is equal to the class’s net worth (assets minus liabilities) divided by the number of shares outstanding for that class. The NAV for each class is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York time. Purchase orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Fund will also receive that day’s offering price provided that the purchase orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Fund will also be redeemed at the NAV computed that day provided that the orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m.

Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Foreign securities may trade on days when the Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund shareholders may not be able to buy or sell Fund shares.

FAIR VALUE POLICY

The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Trust. Under certain circumstances, the Fund’s investment will be priced based on an evaluation of its fair value, according to procedures established by and under the general supervision of the Board of Trustees. The Fund uses the fair value of a portfolio investment to calculate its NAV when, for example:

•	Market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed;

•	Trading in a portfolio investment is suspended and has not resumed before the Fund calculates NAV;

•

A significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and when the Fund calculates NAV;

•	An investment’s price has remained unchanged over a period of time (often referred to as a “stale price”); or

•	The Investment Manager determines that a market quotation is inaccurate.

The Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value.

An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Managers Investment Group	11

SHAREHOLDER GUIDE

CHOOSING A SHARE CLASS

Investors can choose between three share classes when investing in the Fund:

•	Investor Class

•	Service Class

•	Institutional Class

The classes differ in the way that they deal with Fund expenses. When choosing a share class, it is important to consider these three factors:

•	The amount you plan to invest;

•	Your investment objectives; and

•	The expenses for the class.

We recommend that you also discuss your investment goals and choices with your financial professional to determine which share class is right for you.

INVESTOR CLASS SHARES

Investor Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Investor Class’ NAV. Shareholders may bear shareholder servicing fees of up to 0.25% for shareholder servicing provided by financial intermediaries, such as broker-dealers, banks, and trust companies. See “Investing Through an Intermediary” below for more information on shareholder servicing fees paid to financial intermediaries. Shareholders of Investor Class shares also pay annual distribution and shareholder service (12b-1) fees of 0.25%. See page 12 for more information on 12b-1 fees.

SERVICE CLASS SHARES

Effective as of the date of this Prospectus, former shares of the Fund will have been reclassified and redesignated as Service Class Shares of the Fund. Service Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Service Class’ NAV. Shareholders may bear shareholder servicing fees of up to 0.25% for shareholder servicing provided by financial intermediaries, such as broker-dealers, banks, and trust companies. See “Investing Through an Intermediary” below for more information on shareholder servicing fees paid to financial intermediaries. The Service Class shares do not pay annual distribution and shareholder service (12b-1) fees.

INSTITUTIONAL CLASS SHARES

Institutional Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Institutional Class’ NAV. Shareholders do not bear shareholder servicing fees for shareholder servicing provided by financial intermediaries, such as broker-dealers, banks, and trust companies. See “Investing Through an Intermediary” below for more information on shareholder servicing fees paid to financial intermediaries. The Institutional Class shares do not pay annual distribution and shareholder service (12b-1) fees.

INVESTING THROUGH AN INTERMEDIARY

If you invest through a third party such as a bank, broker–dealer, trust company or other financial intermediary, rather than directly with the Fund, certain purchase and redemption policies, fees, and minimum investment amounts may differ from those described in this Prospectus. The Fund may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees, and the Investor Class and Service Class may pay fees to these firms in return for shareholder servicing provided by these programs to shareholders. The shareholder servicing fees are paid out of the assets of each of the Investor Class and Service Class on an ongoing basis and will increase the cost to shareholders who invest in Investor Class and Service Class shares. These payments may provide the intermediary with an incentive to favor sales of shares of the Fund over other investment options.

The Investment Manager and/or the Distributor may pay compensation (directly and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the NAV or the price of the Fund’s shares.

12	Managers Investment Group

SHAREHOLDER GUIDE

DISTRIBUTION AND SERVICING (12b-1) FEES

The Fund has adopted a Distribution and Service Plan (12b-1 Plan) for the Investor Class that allows the Fund to pay fees for selling and distributing Investor Class shares and for providing service to shareholders in the Investor Class. The 12b-1 fees are paid to the Distributor to cover the Fund’s sales, marketing, and promotional expenses. Because 12b-1 fees are deducted from the net assets of the Investor Class on an ongoing basis, they increase the cost of your investment the longer you hold it, and will result in lower total returns and may end up costing you more than other types of sales charges.

TRANSACTION POLICIES

OPENING YOUR ACCOUNT

You can set up your account either through a registered financial professional or on your own, by submitting your completed application to the Fund with your initial investment. Your account application must be in “good order” before we can process it; that is, the application must contain all of the information and documentation requested. Failing to provide what we request may delay the purchase date or cause us to reject your application and return your investment monies.

BUYING AND SELLING SHARES

You may buy shares of the Fund once you set up an account. You also may buy additional shares or sell your shares any day that the NYSE is open for business. When you buy or sell Fund shares, the price is the NAV per share that is calculated after we receive your order in proper form. Each Class’s NAV is calculated at the close of regular trading on the NYSE, usually 4:00 p.m. New York time.

PROCESSING ORDERS

If you sell shares in the Fund, the Fund will send your check to the address we have on file for your account. If the sale of your shares follows a purchase by check, the Fund may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared. Automated Clearing House (“ACH”) transactions are also subject to a 15 calendar day holding period.

Managers Investment Group	13

SHAREHOLDER GUIDE

HOW TO BUY OR SELL SHARES

	If you wish to open an account and buy shares...	If you wish to add shares to your account...	If you wish to sell shares†...

Through your registered investment professional:	Contact your investment advisor or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment advisor or other investment professional

On your own: By mail	Complete the account application, then mail the application and a check payable to Managers to: Managers c/o BNY Mellon Investment Servicing (US) Inc. PO Box 9769 Providence, RI 02940-9769

Send a letter of instruction and a check payable to Managers to:

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

PO Box 9769

Providence, RI 02940-9769

(Include your account number and fund name on your check)

Write a letter of instruction containing:

•      Name of the Fund

•      Dollar amount or number of shares you wish to sell

•      Your name

•      Your account number

•      Signatures of all account owners

Mail your letter to:

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

PO Box 9769

Providence, RI 02940-9769

By telephone	Not available	If your account has already been established, call the transfer agent at 800.548.4539	If you elected telephone redemption privileges on your account application, call us at 800.548.4539. Tele- phone redemptions are available only for redemptions of less than $50,000 for Investor Class shares and Service Class shares and $250,000 for Institutional Class shares.

Over the Internet	Not available	If your account has already been established, go to our Web site at www.managersinvest.com	Go to our Web site at www.managersinvest.com. Internet redemptions are available only for redemptions of less than $50,000 for Investor Class shares and Service Class shares and $250,000 for Institutional Class shares.

By bank wire	Call us at 800.548.4539 for instructions	Call us at 800.548.4539 for instructions	Available if bank wire instructions are on file for your account

†

Redemptions of $50,000 and over for Investor Class and Service Class shares and $250,000 and over for Institutional Class shares require a medallion signature guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Association (STA). Telephone and Internet redemptions are available only for redemptions that are below $50,000 for Investor Class and Service Class shares and below $250,000 for Institutional Class shares.

14	Managers Investment Group

SHAREHOLDER GUIDE

INVESTMENT MINIMUMS

Your cash investments in the Fund must be in U.S. dollars. We do not accept third-party or “starter” checks.

Share Class	Initial Investment	Additional Investments
Investor Class:
• Regular Accounts	$2,000	$100
• Individual Retirement Accounts	$1,000	$100

Service Class:
• Regular Accounts	$25,000	$100
• Individual Retirement Accounts	$10,000	$100

Institutional Class:
• Regular Accounts	$100,000	$1,000
• Individual Retirement Accounts	$50,000	$1,000

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members; current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, fathers/mothers-in-law, sisters/brothers-in-law, daughters/sons-in-law, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, the Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

OTHER PURCHASE INFORMATION

Subject to the approval of the Trust and in accordance with the Trust’s policies and procedures, an investor may purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable and determined in accordance with the Trust’s valuation policies. These transactions will be effected only if the Investment Manager or the Subadvisor intends to retain the security in the Fund as an investment. Assets purchased by the Fund in such transactions will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

SIGNATURE GUARANTEE

If you are selling $50,000 or more worth of Investor Class or Service Class shares or $250,000 or more of Institutional Class shares, you will need to provide the Fund with a medallion guarantee, an imprint that verifies the authenticity of your signature. The medallion program offers shareholders added protection because it guarantees that the person who signs the transaction request is the actual shareholder or legally authorized representative.

We accept medallion imprints only from a guarantor institution such as a bank, broker-dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. When requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.

UNAUTHORIZED TRANSACTIONS

The Fund is not responsible for any losses due to unauthorized transactions as long as the Fund follows reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone or the Internet, call the Funds at 800.548.4539 for instructions.

Managers Investment Group	15

SHAREHOLDER GUIDE

LIMITATIONS ON THE FUND

The Fund may restrict or limit certain transactions, including, but not limited to, the following examples:

•

Redeem your account if its value falls below $500 with respect to Investor Class or Service Class shares, or below $25,000 with respect to Institutional Class shares, due to redemptions you make, but not until after the Fund gives you 60 days’ notice and the opportunity to reestablish your account balance;

•	Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the SEC restricts trading;

•	Change the minimum required investment amounts;

•	Delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions;

•	Make a redemption-in-kind, a payment in portfolio securities instead of in cash;

•	Refuse a buy order for any reason, including your failure to submit a properly completed application;

•

Refuse an exchange request for any person or group if the Fund determines that the request could adversely affect the Fund, for example, if the person or group has engaged in excessive trading. (See “Limiting Trades” on this page.) This determination is at the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading; and

•	End or limit the exchange privilege policy after giving 60 days’ advance notice to shareholders or impose fees in connection with exchanges or sales.

FREQUENT TRADING POLICY

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Fund, commonly referred to as “market timing.” These activities may disrupt management of the Fund’s portfolio, increase the Fund’s expenses, and have a negative impact on the Fund’s performance. Managers Micro-Cap Fund may be subject to additional risks of frequent trading activities because the securities in which the Fund invests tend to be less liquid and their prices more volatile than the securities of larger capitalization companies. As a result, the Fund may be a target for investors that seek to capitalize on price arbitrage opportunities.

Monitoring Trades

To help prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Fund’s transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, the Investment Manager reviews the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager also notifies the Fund’s transfer agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.

Limiting Trades

The Fund may refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may harm the Fund and its shareholders. Transactions accepted by a financial intermediary that violate the Fund’s frequent trading policies are not considered to be acceptable by the Fund, and the Fund may reject them on the next business day after the financial intermediary has received them.

Although the Fund uses reasonable efforts to prevent market timing activities in the Fund, its efforts may not always succeed. For example, although the Fund strives to apply these policies and procedures uniformly to all accounts, the Fund receives certain purchase, exchange, and redemption orders through financial intermediaries that maintain omnibus accounts with the Fund. Although the Fund has attempted to put safeguards in place to ensure that financial intermediaries have implemented procedures designed to deter market timing, the Fund’s ability to detect frequent trading activities by investors who hold shares through financial intermediaries will still be limited by the ability of the Fund and such intermediaries to monitor for a pattern of excessive trading and/or excessive exchanging within an omnibus account.

16	Managers Investment Group

SHAREHOLDER GUIDE

INVESTOR SERVICES

AUTOMATIC INVESTMENTS

You may arrange to make automatic deductions at regular intervals from a designated bank account.

AUTOMATIC REINVESTMENT PLAN

This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of the Fund.

AUTOMATIC REDEMPTIONS

With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the Fund will complete the redemption on the next business day.

RETIREMENT PLANS

You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call us at 800.548.4539 to get more information and an IRA kit.

EXCHANGE PRIVILEGES

To enhance your investment flexibility, we allow you to exchange your shares of the Fund for the same class of shares of other funds managed by the Investment Manager or for other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. In addition to exchanging into other Managers funds described above, you also may exchange your shares of the Fund through Managers for shares in the Agency Share Class of the JPMorgan Liquid Assets Money Market Fund (the “JPMorgan Fund”).

In addition, the following restrictions apply:

•

Except for the JPMorgan Fund, the value of the shares exchanged must meet the minimum purchase requirement of the fund for which you are exchanging them. There is no minimum purchase requirement to exchange into the JPMorgan Fund.

•	There is no fee associated with the exchange privilege; however, your exchange may result in tax consequences. For details, see “Taxability of Transactions” on page 18.

•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.

You can request your exchange in writing, by telephone (if elected on the application), by Internet, or through your investment advisor, bank, or investment professional. Normally, we will execute the entire exchange transaction in a single business day.

Be sure to read the prospectus of any fund that you are considering for an exchange. Subject to the restrictions above, when you purchase a fund’s shares by exchange, the same terms and conditions that apply to any new investment in that fund also apply to the exchange. The Fund may discontinue, alter, or limit the exchange privileges at any time, subject to applicable law.

ACCOUNT STATEMENTS

The Fund will send you quarterly and yearly statements with details about your account activity. The Fund will also send you a Form 1099-DIV annually (unless your account is an IRA) that shows the tax breakdown of any dividends and distributions you received from your account. In addition, you will receive a confirmation after each trade execution.

DIVIDENDS AND DISTRIBUTIONS

The Fund normally declares and pays any income dividends and net capital gain distributions, if any, annually in December. Most investors have their dividends and distributions reinvested in additional shares, and the Fund will do this automatically unless you request otherwise. You may also change your election any time by giving the Fund written notice at least 10 days before the scheduled payment date.

CHANGES TO YOUR ACCOUNT

The Fund will mail correspondence and other materials to the address on file for you. Please notify the Fund immediately of any changes to your address or to other information that might affect your account.

Managers Investment Group	17

SHAREHOLDER GUIDE

CERTAIN FEDERAL INCOME TAX INFORMATION

The following tax information is a general summary of certain U.S. federal income tax consequences applicable to an investment in the Fund under the Internal Revenue Code of 1986, as amended and as in effect as of the date of this Prospectus. A more detailed tax discussion is provided in the SAI. The Fund does not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as insurance companies, financial institutions, tax-deferred retirement plans, broker-dealers, and foreign persons, each of whom may qualify for special treatment under U.S. federal income tax laws. You should consult a tax advisor about the U.S. federal, state, local, and foreign tax consequences to you of your investment in the Fund based on your particular circumstances.

The Fund has elected and intends to qualify and be treated each taxable year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation, and consequently a reduction in income available for distribution to shareholders.

TAXABILITY OF DIVIDENDS AND DISTRIBUTIONS

For U.S. federal income tax purposes, distributions of investment income, whether reinvested or taken as cash, are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned or is considered to have owned the investments that generated them, rather than how long you have owned your shares.

•

Distributions from the sale of investments that the Fund owns or is considered to have owned for more than one year and that are properly reported by the Fund as capital gain dividends are taxable to you as long-term capital gains.

•

Long-term capital gain rates applicable to individuals have been temporarily reduced—in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2012. These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise.

•	Distributions from the sale of investments that the Fund owns or is considered to have owned for one year or less are taxable to you as ordinary income.

•

Properly reported distributions of “qualified dividend income” are taxable to you at the rate that applies to long-term capital gains for taxable years beginning on or before December 31, 2012, provided that both you and the Fund meet certain holding period and other requirements. This provision will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise.

•	Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional shares.

Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws are not taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

TAXABILITY OF TRANSACTIONS

Any gain or loss that results from the sale, exchange (including an exchange of the Fund’s shares for shares of another fund) or redemption of your shares will be treated generally as capital gain or loss for U.S. federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.

An exchange of the Fund’s shares for shares of another fund will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to U.S. federal income tax.

TAX WITHHOLDING

To avoid back-up withholding of U.S. federal income taxes on distributions or sale proceeds, federal law requires you to:

•	Provide your Social Security Number (“SSN”) or other taxpayer identification number (“TIN”);

•	Certify that your SSN or TIN is correct; and

•	Certify that you are not subject to back-up withholding.

In addition, the Fund must also withhold taxes on distributions and sale proceeds if the IRS notifies the Fund that the SSN or TIN you provided is incorrect, or the IRS notifies the Fund that you have failed to properly report certain interest and dividend income.

18	Managers Investment Group

SHAREHOLDER GUIDE

CERTAIN FEDERAL INCOME TAX INFORMATION (CONTINUED)

OTHER TAX MATTERS

The Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s return on those investments would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Fund.

In addition, certain of the Fund’s investments, including certain debt instruments, derivatives, foreign securities or foreign currencies, and shares of other investment funds, such as REITs, could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

Please see the SAI for more detailed tax information.

Managers Investment Group	19

FINANCIAL HIGHLIGHTS

The following Financial Highlights are intended to help you understand the Fund’s financial performance for past fiscal periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. Financial highlights are shown for Service Class shares because, as of the date of this Prospectus, existing shares of the Fund are reclassified and redesignated as Service Class shares. Because the Fund’s Investor Class and Institutional Class shares will have commenced operations on or following the date of this Prospectus, financial highlights for these share classes are not available. The information below is derived from the Fund’s financial statements and (except for information for the six months ended April 30, 2011) has been audited by PricewaterhouseCoopers LLP, whose report is included in the Fund’s Annual Report for the fiscal year ended October 31, 2010, which is available upon request. The Fund’s unaudited financial statements for the semi-annual period ended April 30, 2011 are included in the Fund’s Semi-Annual Report, which is also available upon request. All unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. In addition, all such adjustments are of a normal recurring nature.

	For the six months ended April 30, 2011	For the fiscal year ended October 31,
Managers Micro-Cap Fund — Service Class	(unaudited)	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$33.42	$26.37	$25.41	$41.90	$34.48	$29.65
Income from Investment Operations:
Net investment loss	(0.14)	(0.25)[3]	(0.21)[3]	(0.31)[3]	(0.37)[3]	(0.26)[3]
Net realized and unrealized gain (loss)on investments	8.17	7.30 [3]	2.73 [3]	(16.18)[3]	7.79 [3]	5.09 [3]
Total from investment operations	8.03	7.05	2.52	(16.49)	7.42	4.83
Less Distribution to Shareholders from:
Net realized gain on investments	—	—	(1.56)	—	—	—
Total distributions to shareholders	—	—	(1.56)	—	—	—
Net Asset Value End of Year	$41.45	$33.42	$26.37	$25.41	$41.90	$34.48
Total Return [1]	23.99%[5]	26.73%[4]	11.34%[4]	(39.37)%	21.52%[4]	16.29%
Ratio of net expenses to average net assets	1.41%[6]	1.50%	1.53%	1.54%	1.53%	1.54%
Ratio of net investment loss to average net assets [1]	(0.71)%[6]	(0.84)%	(0.90)%	(0.92)%	(1.01)%	(0.79)%
Portfolio turnover	42%[5]	93%	82%	193%	76%	82%
Net assets at end of year (000’s omitted)	$153,903	$135,570	$127,322	$132,424	$271,934	$303,474
Ratios absent expense offsets: [2]
Ratio of net expenses to average net assets	1.66%[6]	1.72%	1.75%	1.66%	1.53%	1.54%
Ratio of net investment loss to average net assets	(0.96)%[6]	(1.06)%	(1.12)%	(1.04)%	(1.01)%	(0.79)%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes.
[3]	Per share numbers have been calculated using average shares.
[4]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[5]	Not Annualized
[6]	Annualized

20	Managers Investment Group

HOW TO CONTACT US

INVESTMENT MANAGER AND ADMINISTRATOR

Managers Investment Group LLC

333 W. Wacker Drive

Chicago, Illinois 60606

312.424.1200 or 800.835.3879

DISTRIBUTOR

Managers Distributors, Inc.

333 W. Wacker Drive

Chicago, Illinois 60606

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 10286

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9769

Providence, Rhode Island 02940-9769

800.548.4539

TRUSTEES

Jack W. Aber

Christine C. Carsman

William E. Chapman, II

Edward J. Kaier

Steven J. Paggioli

Eric Rakowski

Thomas R. Schneeweis

John H. Streur

Managers Investment Group	21

Managers INVESTMENT GROUP

OCTOBER 3, 2011

PROSPECTUS

Managers Funds

WHERE TO FIND ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information (the “SAI”) contains additional information about the Fund and its investments. Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To request free copies of these materials or to make other inquiries, please contact the Fund: • By telephone: 800.835.3879 • By mail: Managers Funds 800 Connecticut Avenue Norwalk, Connecticut 06854-2325 • On the Internet: Electronic copies are available on our Web site at www.managersinvest.com

Information about the Fund, including the current Fund’s SAI and Annual and Semi-Annual Reports, is on le with the Securities and Exchange Commission (the “SEC”). The Fund’s SAI is incorporated by reference into (is legally part of) this Prospectus.

Reports and other information about the Fund are also available on the EDGAR database of the SEC’s Web site at http://www.sec.gov. You may obtain copies by electronic request, after paying a duplicating fee, via email to publicinfo@sec. gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520. You may also review and copy information about the Fund at the SEC’s Public Reference Room in Washing-ton, D.C. For access to the Reference Room, call 202.551.8090.

© 2011 Managers Investment Group LLC

Investment Company Act Registration Number 811-06520

Managersinvest.com As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

MANAGERS TRUST I

MANAGERS MICRO-CAP FUND

Investor Class: —

Institutional Class: MIMFX

Service Class: MMCFX

STATEMENT OF ADDITIONAL INFORMATION

DATED October 3, 2011

You can obtain a free copy of the prospectus for Managers Micro-Cap Fund (the “Fund”), dated October 3, 2011 (the “Prospectus”), by calling the Fund at (800) 835-3879 or by visiting the Fund’s Website at www.managersinvest.com. The Prospectus provides basic information about investing in the Fund.

This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Fund. It should be read in conjunction with the Fund’s Prospectus. Effective as of the date of this Statement of Additional Information (“SAI”), the Fund will have established three classes of shares: Service Class, Institutional Class and Investor Class shares.

The Fund’s audited financial statements for the fiscal year ended October 31, 2010 and the related Notes to the Financial Statements for the Fund, as well as the Reports of Independent Registered Public Accounting Firm from the Fund’s Annual Report for the fiscal year ended October 31, 2010 and the Fund’s unaudited financial statements for the period ended April 30, 2011 from the Fund’s Semi-Annual Report for the semi-annual period ended April 30, 2011 are incorporated by reference into this SAI (meaning such documents are legally a part of this SAI) and are on file with the Securities and Exchange Commission. The Fund’s Annual and Semi-Annual Reports are available without charge by calling the Fund at (800) 835-3879 or by visiting the Fund’s Website at www.managersinvest.com or on the Securities and Exchange Commission’s Website at www.sec.gov.

(i)

GENERAL INFORMATION

This Statement of Additional Information (“SAI”) relates to Managers Micro-Cap Fund (formerly Managers Fremont Micro-Cap Fund) (the “Fund”). The Fund is a series of shares of beneficial interest of Managers Trust I, a Massachusetts business trust (the “Trust”). The Trust and the Fund are part of the Managers Family of Funds, which consists of 39 open-end mutual funds in the Trust, The Managers Funds, Managers Trust II, and Managers AMG Funds (the “Managers Fund Complex”). The Trust was organized on July 20, 2000.

Effective as of the date of this SAI, the Fund will have established three classes of shares: Service Class, Institutional Class and Investor Class shares. In addition, effective as of the date of this SAI, existing shares of the Fund will have been reclassified and redesignated as Service Class shares of the Fund. Investor Class shares of the Fund are not currently being offered.

This SAI describes the financial history, management and operation of the Fund, as well as the Fund’s investment objectives and policies. It should be read in conjunction with the Fund’s current prospectus, dated October 3, 2011, as supplemented from time to time (the “Prospectus”). The executive office of the Trust is located at 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Managers Investment Group LLC (the “Investment Manager” or “Managers”), an independently-managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration. It selects and recommends, subject to the approval of the Board of Trustees (the “Trustees”), a team of independent asset managers (the “Subadvisors”) to manage the Fund’s investment portfolio. The Investment Manager also monitors the performance, security holdings and investment strategies of these Subadvisors and researches any potential new Subadvisors for the Fund. See “Management of the Fund” for more information.

Investments in the Fund are not:

•	Deposits or obligations of any bank;

•	Guaranteed or endorsed by any bank; or

•	Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

ADDITIONAL INVESTMENT POLICIES

The following is additional information regarding the investment policies used by the Fund in an attempt to achieve its investment objective as stated in its Prospectus. The Trust is an open-end investment management company, and the Fund is a diversified series of the Trust.

Investment Techniques and Associated Risks

The following are descriptions of the types of securities and instruments that may be purchased by the Fund to the extent such investments are permitted by applicable law. The information below does not describe every type of investment, technique or risk to which the Fund may be exposed. The Fund reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed below under “Fundamental Investment Restrictions.”

1)	Asset Backed Securities.

Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. Asset-backed securities provide periodic payments that generally consist of both principal and interest payments that must be guaranteed by a letter of credit from an unaffiliated bank for a specified amount and time.

Asset-backed securities are subject to certain risks. These risks generally arise out of the security interest in the assets collateralizing the security. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts and thereby reducing the amounts due. In general, these types of loans have a shorter life than mortgage loans and are less likely to have substantial prepayments.

2)	Below Investment Grade Debt Securities (“Junk Bonds”).

Bonds rated below BBB by Standard & Poor’s Ratings Group (“S&P”), or Baa by Moody’s Investors Service (“Moody’s”), or an equivalent rating by another Nationally Recognized Statistical Rating Organization (“NRSRO”) are commonly known as “junk bonds.” See “Description of Bond Ratings Assigned By Standard & Poor’s and Moody’s Investors Service” in Appendix A for further discussion regarding securities ratings. Junk bonds are subject to greater fluctuations in value and risk of loss of income and principal due to default by the issuer than are higher rated bonds. The market values of junk bonds tend to reflect short-term corporate, economic, and market developments and investor perceptions of the issuer’s credit quality to a greater extent than higher rated bonds. In addition, it may be more difficult to dispose of, or to determine the value of, junk bonds. Securities ratings are the opinions of the rating agencies issuing them and are not absolute standards of quality. Because of the cost of ratings, certain issuers do not obtain a rating for each issue.

3)	Borrowing.

The Fund may borrow from banks and enter into reverse repurchase agreements or forward roll transactions up to 33 1/3% of the value of the Fund’s total assets taken at market value (computed at the time the loan is made), including the amount borrowed, in order to take advantage of investment opportunities, for extraordinary or emergency purposes, or for the clearance of transactions. In addition, the Fund may borrow up to an additional 5% of its total assets for temporary purposes. Typically, the Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. In addition, the Trust, on behalf of the Fund, has entered into a master interfund lending agreement that would allow the Fund to borrow, for temporary purposes only, from other funds in the Managers Fund Complex managed by the Investment Manager, subject to the Fund’s fundamental investment restrictions and provided such borrowings do not exceed the amount permitted by Section 18 of the Investment Company Act of 1940, as amended (the “1940 Act”). Please see “Interfund Lending” below for more information. If the Fund’s asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings even though it may be disadvantageous at that time from an investment point of view. The Fund will incur costs when it borrows, including payment of interest and any fee necessary to maintain a line of credit, and may be required to maintain a minimum average balance. If the Fund is permitted to borrow money to take advantage of investment opportunities, if the income and appreciation on assets acquired with such borrowed funds exceed their borrowing cost, the Fund’s investment performance will increase, whereas if the income and appreciation on assets acquired with borrowed funds are less than their borrowing costs, investment performance will decrease. In addition, if the Fund borrows to invest in securities, any investment gains made on the securities in excess of the costs of the borrowing, and any gain or loss on hedging, will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund’s shares will decrease faster than would otherwise be the case. This speculative characteristic is known as “leverage.”

4)	Cash Equivalents.

The Fund may invest in cash equivalents to the extent that such investments are consistent with the Fund’s investment objectives, policies and restrictions, and as discussed in the Fund’s Prospectus. A description of the various types of cash equivalents that may be purchased by the Fund appears below.

Bankers Acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become “accepted” when a bank guarantees their payment upon maturity. Eurodollar bankers acceptances are bankers acceptances denominated in U.S. Dollars and are “accepted” by foreign branches of major U.S. commercial banks.

Certificates of Deposit. Certificates of deposit are issued against money deposited into a bank (including eligible foreign branches of U.S. banks) or savings and loan association (“S&L”) for a definite period of time. They earn a specified rate of return and are normally negotiable.

Repurchase Agreements. In a repurchase agreement, the Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally reflects the purchase price plus a mutually agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security.

Repurchase agreements are subject to certain risks that may adversely affect the Fund. If a seller defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, the Fund’s ability to dispose of the collateral may be delayed or limited. The period of these repurchase agreements will be short, and at no time will the Fund enter into a repurchase agreement for a period of more than seven days.

Time Deposits. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated.

Short-Term Corporate Debt Securities. Short-term corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

5)	Commercial Paper

Commercial paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of less than nine (9) months. Eurodollar commercial paper refers to promissory notes payable in U.S. dollars by European issuers.

6)	Collateralized Debt Obligations

The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Fund’s Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

7)	Convertible Securities.

The Fund may invest in convertible securities, which include bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable tier non-convertible securities but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which could have an adverse effect on the Fund’s ability to achieve its investment objective.

8)	Depositary Receipts.

Global Depositary Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. American Depositary Receipts (“ADRs”) are negotiable receipts issued by a United States bank or trust company, trade in U.S. markets and evidence ownership of securities in a foreign company which have been deposited with such bank or trust’s office or agent in a foreign country. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and GDRs are receipts that may trade in U.S. or non-U.S. markets. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted.

Investing in GDRs and ADRs presents risks not present to the same degree as investing in domestic securities even though the Fund will purchase, sell and be paid dividends on GDRs and ADRs in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social and economic instability. The Fund may be required to pay foreign withholding or other taxes on certain of its GDRs or ADRs, but investors may or may not be able to deduct their pro rata shares of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. Unsponsored GDRs and ADRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored GDRs and

ADRs may be less liquid than sponsored GDRs and ADRs. Additionally, there generally is less publicly available information with respect to unsponsored GDRs and ADRs.

9)	Derivative Instruments.

The following describes certain derivative instruments and products in which the Fund may invest and risks associated therewith.

The Fund might not employ any of the strategies described below or be permitted by applicable law to do so, and no assurance can be given that any strategy used will succeed. Also, suitable derivative and/or hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will be able to identify or employ a desirable derivative and/or hedging transaction at any time or from time to time or that any such transactions will be successful.

Futures Contracts and Options on Futures Contracts. To the extent permitted by applicable law or regulation, the Fund may use futures contracts, including futures contracts on global equity and fixed income securities, interest rate futures contracts, foreign currency futures contracts and futures contracts on security indices (including broad-based security indices), for any purpose. The Fund may invest in foreign exchange futures contracts and options thereon (“options on futures”) that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. The Fund may purchase and sell futures contracts on various securities indices (“Index Futures”), including indices of U.S. government securities, foreign government securities, equity securities or fixed income securities, and related options. Through the use of Index Futures and related options, the Fund may create economic exposure in its portfolio to long and short positions in the global (U.S. and non-U.S.) equity, bond and currency markets without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. The Fund may enter into futures contracts for the purchase or sale of fixed income securities, equity securities or foreign currencies, and may also use options on securities or currency futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index (“Index”) at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. As described below, the Fund will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when the Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

The Fund will ordinarily be able to close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant Index on the expiration day), with settlement made with the appropriate clearing house. Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time the Fund purchases such instruments. Positions in Index Futures may be closed out by the Fund only on the futures exchanges upon which the Index Futures are then traded.

The following example illustrates generally the manner in which Index Futures operate. The Standard & Poor’s 100 Stock Index (the “S&P 100 Index”) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (“NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will lose $400 (100 units x loss of $4).

A public market exists in futures contracts covering a number of Indices as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE Composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts in which the Fund may invest will be developed and traded in the future.

The Fund may purchase and write call and put options on futures. Options on futures possess many of the same characteristics as options on securities and indices (discussed below). An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.

When the Fund purchases or sells a futures contract, it is required to post margin (“initial margin”) with the futures commission merchant executing the transaction. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin does not represent a borrowing or loan by the Fund, but rather is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. In computing daily net asset value, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Any transaction costs must also be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Limitations on Use of Futures and Options on Futures. The Fund may only enter into futures contracts and options on futures which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system, or in the case of options on futures, for which an established over-the-counter (“OTC”) option market exists. The Fund may utilize futures contracts and related options for any purpose, including for investment purposes and for “bona fide hedging” purposes (as such term is defined in applicable regulations of the Commodity Futures Trading Commission), for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices. For instance, the Fund may invest to a significant degree in Index Futures on stock indices and related options (including those which may trade outside of the United States) as an alternative to purchasing individual stocks in order to adjust their exposure to a particular market. The Fund will not enter into futures contracts for speculation.

When purchasing a futures contract, the Fund will segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s Subadvisor in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract on the Fund’s records. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Subadvisor in accordance with procedures established by the Board of Trustees that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s Custodian).

When selling a call option on a futures contract, the Fund will segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Subadvisor in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund will segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s Subadvisor in accordance with procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

With respect to futures contracts that are not legally required to “cash settle,” the Fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contact. With respect to futures that are required to “cash settle,” however, the Fund is permitted to set aside or earmark liquid assets in an amount equal to the Fund’s daily marked to market (net) obligation, if any, (in other words, the Fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full market value of the futures contract.

Due to an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), the Fund is not currently subject to registration or regulation as a commodity pool operator under the CEA.

Risks Associated with Futures and Options on Futures. There are several risks associated with the use of futures contracts and options on futures as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. For example, if the price of the futures contract moves more than the price of the hedged security, the Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures on securities, including technical influences in futures trading and options on futures, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, suitable hedging transactions may not be available in all circumstances.

Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position. If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. Also, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain a position being hedged by the future or option or to maintain cash or securities in a segregated account. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Forward Currency Contracts. The Fund may enter into forward currency contracts for any purpose, including to attempt to hedge currency exposure or to enhance return. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will be able to close out a forward currency contract at a favorable price prior to maturity.

The Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. The Fund might sell a particular currency forward, for example, when it wanted to hold bonds denominated in that currency but anticipated, and sought to be protected against, a decline in the currency against the U.S. dollar. Similarly, the Fund might purchase a currency forward to “lock in” the dollar price of securities denominated in that currency which it anticipated purchasing. To avoid leverage in connection with forward currency transactions, the Fund will set aside with its Custodian or earmark securities considered to be liquid by the Fund’s Subadvisor in accordance with procedures established by the Board of Trustees, or hold a covered position against any potential delivery or payment obligations under any outstanding contracts, in an amount equal to open positions in forwards used for non-hedging purposes.

Forward currency contracts are not traded on regulated exchanges. When the Fund enters into a forward currency contract, it incurs the risk of default by the counterparty to the transaction.

Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying security or instrument at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying security or instrument at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. The Fund may purchase and sell both put options and call options on a variety of underlying securities and instruments, including, but not limited to, specific securities, securities indices, futures contracts and foreign currencies.

The Fund may purchase call options for any purpose. For example, a call option may be purchased by the Fund as a long hedge. Call options also may be used as a means of participating in an anticipated price increase of a security or instrument on a more limited risk basis than would be possible if the security or instrument itself were purchased. In the event of a decline in the price of the underlying security or instrument, use of this strategy would serve to limit the Fund’s potential loss to the option premium paid; conversely, if the market price of the underlying security or instrument increases above the exercise price and the Fund either sells or exercises the option, any profit realized would be reduced by the premium. The Fund will commit no more than 5% of its net assets to premiums when purchasing call options.

The Fund may purchase put options for any purpose. For example, a put option may be purchased by the Fund as a short hedge. The put option enables the Fund to sell the underlying security or instrument at the predetermined exercise price; thus the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security or instrument is lower than the exercise price of the put option, any profit the Fund realizes on the sale of the security or instrument would be reduced by the premium paid for the put option less any amount for which the put option may be sold. The Fund will commit no more than 5% of its net assets to premiums when purchasing put options.

The Fund may write call or put options for any purpose. For example, writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, the Fund may also suffer a loss as a result of writing options. For example, if the market price of the security or instrument underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would suffer a loss. The Fund will segregate or earmark assets or otherwise “cover” written call or put options in accordance with applicable Securities and Exchange Commission (“SEC”) guidelines.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged security or instrument would be offset to the extent of the premium received for writing the option. However, if the underlying security or instrument appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the underlying security or instrument at less than its market value. If the call option is an OTC option, the securities or other assets used as cover may be considered illiquid. Covered call options will generally be written on securities and currencies which, in the opinion of the Fund’s Subadvisor, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund. The aggregate value of the securities underlying call options, as of the date of the sale of options, will not exceed 5% of the Fund’s net assets.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the underlying security or instrument depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the underlying security or instrument at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid. The Fund would generally write covered put options in circumstances where the Subadvisor wishes to purchase the underlying security or currency for the Fund’s portfolio at a price lower than the current market price of the security or currency.

The value of an option position will reflect, among other things, the current market value of the underlying security or instrument, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying security or instrument, the historical price volatility of the underlying security or instrument and general market conditions.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options. Options offer large amounts of leverage, which will result in the Fund’s net asset value being more sensitive to changes in the value of the related instrument. The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If the Fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a counterparty or secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or instrument. Options purchased by the Fund that expire unexercised have no value, and the Fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by the Fund expires unexercised, the Fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Options on Indices. To the extent permitted by applicable law or regulation, the Fund may invest in options on indices, including broad-based security indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities, futures contracts or other investments. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. The risks of investments in options on indices may be greater than options on securities, futures contracts or other investments. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as underlie the index and, as a result, bears a risk that the value of the securities or instruments held will vary from the value of the index.

Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Risks Related to OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. In addition, OTC options are generally considered illiquid by the SEC.

The Fund can use both European-style or American-style options. A European-style option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Foreign Currency Options. The Fund may use currency options to cross-hedge or to increase total return when the Fund’s Subadvisor anticipates that the currency will appreciate or depreciate in value. The Fund may additionally buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. The Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency’s value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the Fund would be reduced by the premium paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the Fund anticipates purchasing securities.

The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Listed options are third party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two party contracts with negotiated strike prices and expiration dates.

Additional Risks of Futures Contracts, Options on Futures Contracts, Options on Securities and Forward Currency Exchange Contracts and Options thereon. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Subadvisor to forecast interest rates and other economic factors correctly. If the Subadvisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to risk of loss. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

Swap Agreements. To the extent permitted by applicable law or regulation, the Fund may engage in swap transactions, including, but not limited to swap agreements on interest rates, security indices (including broad-based security indices), specific securities and currency exchange rates.

The Fund may enter into index swap agreements for purposes of attempting to gain exposure to the securities making up an index in a market without actually purchasing those securities. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund from the counterparty) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking assets determined to be liquid by the Subadvisor in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. The Fund will not enter into a swap agreement with any single party that is engaged in a securities related business if the net amount owed or to be received under existing contracts with that party, along with investments in other securities issued by such counterparty, would exceed 5% of the Fund’s assets.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Fund’s Subadvisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and the Fund’s obligations under such agreements, together with other illiquid assets and securities, will not exceed 15% of the Fund’s net assets. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Fund’s ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

The Fund may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors. The Fund will usually enter into interest rate swaps on a net basis (i.e. the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each interest rate or currency swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s Custodian. If the Fund enters into an interest rate or currency swap on other than a net basis it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Fund will not enter into any interest rate or currency swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated at least “high quality” by at least one NRSRO at the time of entering into such transaction.

Segregated Accounts or Cover. The Fund will comply with SEC guidelines regarding covering certain financial transactions, including options, futures contracts, options on futures, forward contracts, swaps and other derivative transactions, and will, if the guidelines require, segregate or earmark on its books cash or other liquid assets in the prescribed amount as determined daily. In addition to the methods of segregating assets or otherwise

“covering” such transactions described in this SAI, the Fund may cover the transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund.

Assets used as cover cannot be sold while the position in the corresponding instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover in accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Note about Potential Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also increase the cost of derivative transactions generally or prevent the Fund from using certain instruments.

10)	Equity Securities.

The Fund may invest in equity securities. These securities may include securities listed on any domestic or foreign securities exchange and securities traded in the OTC market. More information on the various types of equity investments in which the Fund may invest appears below.

Common Stock. Common stocks are securities that represent a unit of ownership in a corporation. The Fund’s transactions in common stock represent “long” transactions where the Fund owns the securities being sold, or will own the securities being purchased. Prices of common stocks will rise and fall due to a variety of factors, which include changing economic, political or market conditions that affect particular industries or companies.

Preferred Stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights. Prices of preferred stocks may rise and fall rapidly and unpredictably due to a variety of factors, which include changing economic, political or market conditions that affect particular industries or companies.

Initial Public Offerings (“IPOs”). The Fund may purchase securities in IPOs. These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

11)	Eurodollar Bonds and Yankeedollar Obligations.

Eurodollar obligations are U.S.-dollar obligations issued outside the United States by domestic or foreign entities , while Yankeedollar obligations are U.S.-dollar obligations issued inside the United States by foreign entities. Eurodollar bonds are bonds issued outside the U.S. and are denominated in U.S. dollars.

12)	Foreign Securities.

The Fund may invest in foreign securities, subject to any restrictions set forth in the Fund’s Prospectus and this SAI. Investment in securities of foreign entities and securities denominated in foreign currencies involves risks typically not present to the same degree in domestic investments. Such risks include potential future adverse political and economic developments, possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, there may be less publicly available information about foreign issuers or securities than about U.S. issuers or securities, and foreign issuers are often subject to accounting, auditing and financial reporting standards and requirements and engage in business practices different from those of domestic issuers of similar securities or obligations. With respect to unsponsored ADRs, these programs cover securities of companies that are not required to meet either the reporting or accounting standards of the United States. Foreign issuers also are usually not subject to the same degree of regulation as domestic issuers, and many foreign financial markets, while generally growing in volume, continue to experience substantially less volume than domestic markets, and securities of many foreign companies are less liquid and their prices are more volatile than the securities of comparable U.S. companies. In addition, brokerage commissions, custodial services and other costs related to investment in foreign markets (particularly emerging markets) generally are more expensive than in the United States. Such foreign markets also may have longer settlement periods than markets in the United States as well as different settlement and clearance procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to subsequent declines in value of a portfolio security or, if the Fund had entered into a contract to sell the security, could result in possible liability to the purchaser. Settlement procedures in certain emerging markets also carry with them a heightened risk of loss due to the failure of the broker or other service provider to deliver cash or securities.

The risks of foreign investing are of greater concern in the case of investments in emerging markets which may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements which are less efficient than in developed markets. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

The value of the Fund’s portfolio securities computed in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which the Fund has invested and the U.S. dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund.

The rate of exchange between the U.S. dollar and other currencies is influenced by many factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the United States, and other economic and financial conditions affecting the world economy.

The Fund will not invest in a foreign currency or in securities denominated in a foreign currency if such currency is not at the time of investment considered by the Subadvisor to be fully exchangeable into U.S. dollars without legal restriction. The Fund may purchase securities that are issued by the government, a corporation, or a financial institution of one nation but denominated in the currency of another nation. To the extent that the Fund invests in ADRs, the depositary bank generally pays cash dividends in U.S. dollars regardless of the currency in which such dividends originally are paid by the issuer of the underlying security.

Several of the countries in which the Fund may invest restrict, to varying degrees, foreign investments in their securities markets. Governmental and private restrictions take a variety of forms, including (i) limitation on the amount of funds that may be invested into or repatriated from the country (including limitations on repatriation of investment income and capital gains), (ii) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation, (iii) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor, (iv) limitations on the types of securities which a foreign investor may purchase and (v) restrictions on a foreign investor’s right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries. Investments in such countries may only be permitted through foreign government approved or authorized investment vehicles, which may include other investment companies. Therefore, the Fund may invest in such countries through the purchase of shares of investment companies organized under the laws of such countries. In addition, it may be less expensive and more expedient for the Fund to invest in a foreign investment company in a country which permits direct foreign investment. Please see “Investment Company Securities” below for more information on the risks of investing in other investment companies.

The Fund’s interest and dividend income from foreign issuers may be subject to non-U.S. withholding and other foreign taxes. The Fund also may be subject to taxes on trading profits in some countries. In addition, many countries have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by domestic companies, and thus increase the cost to the Fund of investing in any country imposing such taxes. For United States federal income tax purposes, it is not expected that United States shareholders will be entitled to a credit or deduction to the extent of any foreign income taxed paid by the Fund. See “Certain Federal Income Tax Matters” below for more information.

Emerging Market Securities. The Fund may invest some of its assets in the securities of emerging market countries. Investments in securities in emerging market countries may be considered to be speculative and may have additional risks from those associated with investing in the securities of U.S. issuers. There may be limited information available to investors which is publicly available, and generally emerging market issuers are not subject to uniform accounting, auditing and financial standards and requirements like those required by U.S. issuers.

Investors should be aware that the value of the Fund’s investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other foreign restrictions in emerging market countries. These risks may be more severe than those experienced in foreign countries. Emerging market securities trade with less frequency and volume than domestic securities and, therefore, may have greater price volatility and lack liquidity. Furthermore, there is often no legal structure governing private or foreign investment or private property in some emerging market countries. This may adversely affect the Fund’s operations and the ability to obtain a judgment against an issuer in an emerging market country.

13)	Illiquid Securities, Private Placements and Certain Unregistered Securities.

The Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. Rule 144A securities are securities that are eligible for resale without registration under the Securities Act of 1933, as amended (the “1933 Act”), pursuant to Rule 144A under the 1933 Act. The Fund may not acquire illiquid holdings if, as a result, more than 15% of its net assets would be in illiquid investments. Subject to these limitations, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the 1933 Act and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered “illiquid” if it cannot be disposed of within seven (7) days in the normal course of business at approximately the same amount at which it was valued in the Fund’s portfolio. The price the Fund’s portfolio may pay for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will take into account any limitations on their liquidity.

Rule 144A securities may be determined to be liquid or illiquid in accordance with the guidelines established by the Investment Manager and approved by the Trustees. The Trustees will monitor compliance with these guidelines on a periodic basis.

Investment in these securities entails the risk to the Fund that there may not be a buyer for these securities at a price which the Fund believes represents the security’s value should the Fund wish to sell the security. If a security the Fund holds must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. In addition, in these circumstances, a considerable time may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, the Fund may obtain a less favorable price than when it first decided to sell the security.

14)	Inflation-Linked Bonds.

To the extent they may invest in fixed-income securities, the Fund may invest in inflation-linked bonds, which are issued by the United States government and foreign governments with a nominal return indexed to the inflation rate in prices. Governments that issue inflation-indexed bonds may use different conventions for purposes of structuring their bonds and different inflation factors, with the same underlying principal of linking real returns and inflation.

For purposes of explanation, a United States TIPS bond will be used as an example of how inflation-linked bonds work. Inflation-linked bonds, like nominal bonds, pay coupons on a principal amount. For U.S. TIPS, and most inflation-linked bonds, the value of the principal is adjusted for inflation. In the United States the index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (“CPI-U”). Interest payments are paid every six months, and are equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

The principal of the inflation-linked security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date, to the reference CPI applicable to the original issue date. Semi-annual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-linked securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

If the Fund invests in U.S. Treasury inflation-linked securities, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases such inflation-linked securities that are issued in stripped form, either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having “original issue discount.” The Fund holding an obligation with original issue discount is required to accrue as ordinary income a portion of such original issue discount even though it receives no corresponding interest payment in cash. The Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce the Fund’s assets, increase its expense ratio and decrease its rate of return.

15)	Interfund Lending.

To satisfy redemption requests or to cover unanticipated cash shortfalls (due to “sales fails” or other factors), the Fund has entered into a master interfund lending agreement (“Interfund Lending Agreement”) under which the Fund would lend money and borrow money for temporary purposes directly to and from another fund in the Managers Fund Complex through a credit facility (each an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the Fund permitting such interfund lending. The Fund may not borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act or the amount permitted by its fundamental investment restrictions. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments either directly or through a money market fund.

If the Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

The Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another fund in the Managers Fund Complex, the Fund’s Interfund Loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If the Fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility only on a secured basis. The Fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act or the Fund’s fundamental investment restrictions.

The Fund may not lend to another fund in the Managers Fund Complex through the interfund lending credit facility if the Interfund Loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund’s current net assets at the time of the Interfund Loan. The Fund’s Interfund Loans to any one fund shall not exceed 5% of the Fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days. Interfund Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When the Fund borrows money from another fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.

16)	Inverse Floating Obligations.

Inverse floating obligations, also referred to as residual interest bonds, have interest rates that decline when market rates increase and vice versa. They are typically purchased directly from the issuing agency.

These obligations entail certain risks. They may be more volatile than fixed-rate securities, especially in periods where interest rates are fluctuating. In order to limit this risk, the Subadvisor(s) may purchase inverse floaters that have a shorter maturity or contain limitations on their interest rate movements.

17)	Investment Company Securities.

The Fund may invest some portion of its assets in shares of other investment companies, including exchange traded funds (“ETFs”) and money market funds, to the extent that they may facilitate achieving the investment objective of the Fund or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right. The Fund’s purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. The Advisor and Subadvisor(s) for the Fund will consider such fees in determining whether to invest in other investment companies. The Fund will invest only in investment companies, or classes thereof, that do not charge a sales load; however, the Fund may invest in such companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies and ETFs.

The return on the Fund’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. The Fund’s investment in a closed-end investment company may require the payment of a premium above the net asset value of the investment company’s shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company’s assets. The Fund, however, will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

The provisions of the 1940 Act may impose certain limitations on the Fund’s investments in other investment companies. In particular, the Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate (the “Limitation”). The Fund may be able to rely on an exemption from the Limitation if (i) the investment company in which the Fund would like to invest has received an order for exemptive relief from the Limitation from the SEC that is applicable to the Fund; and (ii) the investment company and the Fund take appropriate steps to comply with any terms and conditions in such order. In addition, pursuant to rules adopted by the SEC, the Fund may invest (1) in shares issued by money market funds, including certain unregistered money market funds, and (2) in shares issued by affiliated funds in excess of the Limitation.

As an exception to the above, the Fund has the authority to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that of the Fund. The Fund will notify its shareholders prior to initiating such an arrangement.

18)	Mortgage-Related Securities.

Mortgage-related securities include collateralized mortgage obligations (“CMOs”) and “pass-throughs.” “Pass-throughs,” which are certificates that are issued by governmental, government-related or private organizations, are backed by pools of mortgage loans and provide investors with monthly payments. Pools that are created by non-government issuers generally have a higher rate of interest than pools of government and government related issuers. This is because there is no express or implied government backing associated with non-government issuers. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association (“GNMA”)), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by Fannie Mae (“FNMA”) or Freddie Mac (“FHLMC”)). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be uninsured or may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations. CMOs are obligations that are fully collateralized by a portfolio of mortgages or mortgage-related securities. There are different classes of CMOs, and certain classes have priority over others with respect to prepayment on the mortgages. Therefore, the Fund may be subject to greater or lesser prepayment risk depending on the type of CMOs in which the Fund invests. Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, the Fund could sustain a loss.

Some mortgage-related securities are “Interest Only” or “IOs” which receive only the interest paid on the underlying pools of holders or “Principal Only” or “POs” whose interest in the underlying pools is limited to their principal. In general, the Fund treats IOs and POs as subject to the restrictions that are placed on illiquid investments, except if the IOs or POs are issued by the U.S. government.

Real Estate Mortgage Investment Conduits. Real Estate Mortgage Investment Conduits are CMO vehicles that qualify for special tax treatment under the Code and invest in mortgages principally secured by interests in real property and other investments permitted by the Code.

GNMA Mortgage Pass-Through Certificates. GNMA Mortgage Pass-Through Certificates (“Ginnie Maes”) are undivided interests in a pool of mortgages insured by the Federal Housing Administration, the Farmers Home Administration or the Veterans Administration. They entitle the holder to receive all payments of principal and interest, net of fees due to GNMA and the issuer. Payments are made to holders of Ginnie Maes whether payments are actually received on the underlying mortgages. This is because Ginnie Maes are guaranteed by the full faith and credit of the United States. GNMA has the unlimited authority to borrow funds from the U.S. Treasury to make payments to these holders.

FNMA Guaranteed Mortgage Pass-Through Certificates. FNMA Mortgage Pass-Through Certificates (“Fannie Maes”) are undivided interests in a pool of conventional mortgages. They are secured by the first mortgages or deeds of trust on residential properties. There is no obligation to distribute monthly payments of principal and interest on the mortgages in the pool. They are guaranteed only by FNMA and are not backed the full faith and credit of the United States.

Recent Events Regarding FNMA and FHLMC Securities. The value of FNMA and FHLMC’s securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies’ stock. More recently, in September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the U.S. Treasury has entered into Preferred Stock Purchase Agreements (“PSPAs”) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured lending credit facility available to FNMA and FHLMC, which expired in March 2010 with respect to newly issued asset-backed securities and existing commercial mortgage-backed securities, and in June 2010 with respect to newly issued commercial mortgage-backed securities. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which expired in October 2010. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC have been or will be successful.

Risks Associated with Mortgage-Related Securities. There are certain risks associated with mortgage-related securities, such as prepayment risk and default risk. Although there is generally a liquid market for these investments, those certificates issued by private organizations may not be readily marketable. The value of mortgage-related securities depends primarily on the level of interest rates, the coupon rates of the certificates and the payment history of the underlying mortgages. The risk of defaults associated with mortgage-related securities is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

The Fund may invest only in mortgage-related (or other asset-backed) securities either (i) issued by U.S. Government sponsored corporations or (ii) having a rating of A or higher by Moody’s or S&P, an equivalent rating by another NRSRO, or, if not rated by an NRSRO, have been determined to be of equivalent investment quality by the Subadvisor.

In the case of privately issued mortgage-related and asset-backed securities, the Fund takes the position that such instruments do not represent interests in any particular industry or group of industries. If new types of mortgage-related securities are developed and offered to investors, investments in such securities will be considered.

19)	Municipal Securities.

Municipal securities, including residual interest bonds, are issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and by their political subdivisions, agencies, and instrumentalities. The interest on these obligations is generally not includable in gross income of most investors for U.S. federal income tax purposes, though interest on certain municipal securities may be included for purposes of the federal Alternative Minimum Tax (“AMT”). Issuers of municipal obligations do not usually seek assurances from governmental taxing authorities with respect to the tax-free nature of the interest payable on such obligations. Rather, issuers seek opinions of bond counsel as to such tax status.

Municipal issuers of securities are not usually subject to the securities registration and public reporting requirements of the SEC and state securities regulators. As a result, the amount of information available about the financial condition of an issuer of municipal obligations may not be as extensive as that which is made available by corporations whose securities are publicly traded. The two principal classifications of municipal securities are general obligation securities and limited obligation (or revenue) securities. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the financial backing for the payment of municipal obligations (including general fund obligation leases described below), both within and between the two principal classifications. Long term municipal securities are typically referred to as “bonds” and short term municipal securities are typically called “notes.”

Payments due on general obligation bonds are secured by the issuer’s pledge of its full faith and credit including, if available, its taxing power. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, roads and sewer systems.

The principal source of payment for a limited obligation bond or revenue bond is generally the net revenue derived from particular facilities financed with such bonds. In some cases, the proceeds of a special tax or other revenue source may be committed by law for use to repay particular revenue bonds. For example, revenue bonds have been issued to lend the proceeds to a private entity for the acquisition or construction of facilities with a public purpose such as hospitals and housing. The loan payments by the private entity provide the special revenue source from which the obligations are to be repaid.

To the extent the Fund invests in municipal securities, it will limit its investment in municipal leases to no more than 5% of its total assets.

Municipal Notes. Municipal notes generally are used to provide short-term capital funding for municipal issuers and generally have maturities of one year or less. Municipal notes of municipal issuers include tax anticipation notes, revenue anticipation notes and bond anticipation notes:

Tax Anticipation Notes are issued to raise working capital on a short-term basis. Generally, these notes are issued in anticipation of various seasonal tax revenues being paid to the issuer, such as property, income, sales, use and business taxes, and are payable from these specific future taxes.

Revenue Anticipation Notes are issued in anticipation of the receipt of non-tax revenue, such as federal revenues or grants.

Bond Anticipation Notes are issued to provide interim financing until long term financing can be arranged.

Municipal Commercial Paper. Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. Agencies of state and local governments issue these obligations in addition to or in lieu of notes to finance seasonal working capital needs or to provide interim construction financing and are paid from revenues of the issuer or are refinanced with long term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

20)	Obligations of Domestic and Foreign Banks.

The Fund may purchase obligations of domestic and foreign banks and foreign branches of domestic banks. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations under a letter of credit.

21)	Pay-In-Kind Bonds.

The Fund may invest in pay-in-kind bonds. These bonds pay “interest” through the issuance of additional bonds, thereby adding debt to the issuer’s balance sheet. The market prices of these securities are likely to respond to changes in interest rates to a greater degree than the prices of securities paying interest currently. Pay-in-kind bonds carry additional risk in that, unlike bonds that pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date and the Fund may obtain no return at all on its investment if the issuer defaults.

The holder of a pay-in-kind bond must accrue income with respect to these securities prior to the receipt of cash payments thereon. The Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce the Fund’s assets, increase its expense ratio and decrease its rate of return.

22)	Real Estate Investment Trusts (“REITs”).

The Fund may invest in REITs, which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risk of financing projects. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and such prepayment may diminish the yield on securities issued by such mortgage REITs. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the special tax treatment accorded REITs under the Code and failing to maintain their exemption from the 1940 Act. REITs, and mortgage REITs in particular, are also subject to interest rate risk.

23)	Reverse Repurchase Agreements.

In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a price and on a date mutually agreed upon by the parties. The price reflects interest at a rate in effect for the term of the agreement. For the purposes of the 1940 Act, a reverse repurchase agreement is treated as a borrowing and, therefore, a form of leverage which may magnify any gains or losses for the Fund.

The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Fund will enter into reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds is more than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period that is longer than the term of the reverse repurchase agreement itself. The Fund will earmark or establish and maintain a segregated account with the custodian consisting of liquid assets in an amount equal to the amount of its obligation under the reverse repurchase agreement.

24)	Rights and Warrants.

Rights are short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer’s securities at a stated price for a stated time. The holder of a right or warrant has the right to purchase a given number of shares of a security of a particular issuer at a specified price until expiration of the right or warrant. Such investments provide greater potential for profit than a direct purchase of the same amount of the securities. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are considered speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund would lose its entire investment in such warrant.

It is the present intention of the Fund to limit its investments in warrants or rights, valued at the lower of cost or market, to no more than 5% of the value of its net assets. Warrants or rights acquired by the Fund in units or attached to securities will be deemed to be without value for purposes of this restriction.

25)	Securities Lending.

The Fund may lend its portfolio securities in order to realize additional income. This lending is subject to the Fund’s investment policies and restrictions. The Fund may lend its investment securities so long as (i) the loan is secured by collateral having a market value at all times not less than 102% (105% in the case of certain foreign securities) of the value of the securities loaned, (ii) such collateral is marked to market on a daily basis, (iii) the loan is subject to termination by the Fund at any time, and (iv) the Fund receives reasonable interest on the loan. When cash is received as collateral, the Fund will invest the cash received in short-term instruments to earn additional income. The Fund will bear the risk of any loss on any such investment. The Fund may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Fund for services in connection with loans of portfolio securities. In addition, voting rights may pass with the loaned portfolio securities, but if a material event occurs affecting an investment on loan, the loan will be recalled and the securities voted by the Fund.

26)	Short Sales.

The Fund may engage in short selling. The Fund may engage in “short sales against the box,” which involve selling short a security in which the Fund currently holds a position or that the Fund has a right to acquire, while at the same time maintaining its current position in that security or retaining the right to acquire the security. In order to engage in a short sale against the box, the Fund arranges with a broker to borrow the security being sold short. The Fund must deposit with the broker collateral, consisting of cash, or marketable securities, to secure the Fund’s obligation to replace the security and segregate liquid assets, so that the total of the amounts deposited with the broker and segregated is equal to the current value of the securities sold short. In addition, the Fund must pay the broker any dividends or interest paid on the borrowed security during the time the short position is open. In order to close out its short position, the Fund will replace the security by purchasing the security at the price prevailing at the time of replacement. If the price of the security sold short has increased since the time of the short sale, the Fund will incur a loss in addition to the costs associated with establishing, maintaining and closing out the short position. If the price of the security sold short has decreased since the time of the short sale, the Fund will experience a gain to the extent the difference in price is greater than the costs associated with establishing, maintaining and closing out the short position.

The SEC and other (including non-U.S.) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which the Fund may enter into short positions. Any such restrictions may hinder the Fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.

27)	U.S. Government Securities.

U.S. Government securities are securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States. Some U.S. Government securities, such as Treasury bills, notes and bonds and GNMA certificates, are supported by the full faith and credit of the United States; those of the FHLMC are supported by the right of the issuer to borrow from the Treasury; those of the FNMA are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and those of the Student Loan Marketing Association are supported only by the credit of the instrumentality. The U.S. Government is not obligated by law to provide future financial support to the U.S. Government agencies or instrumentalities named above.

28)	Variable and Floating Rate Securities and Participation Interests.

Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (i.e., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The amount of interest to be paid to the holder is typically contingent on another rate (“contingent security”) such as the yield on 90-day Treasury bills. Variable rate securities may also include debt securities which have an interest rate which resets in the opposite direction of the rate of the contingent security.

The Fund may invest in participation interests purchased from banks in variable rate obligations owned by banks. A participation interest gives the Fund an undivided interest in the obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the obligation, and provides a demand repayment feature.

Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest or another bank). The bank letter of credit or guarantee must meet the prescribed investment quality standards for the Fund. The Fund has the right to sell the participation instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund’s participation interest in the underlying obligation, plus accrued interest.

29)	When Issued, Delayed Delivery and Forward Commitment Transactions.

The Fund may purchase securities on a when-issued or delayed delivery basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of these securities is subject to market fluctuation. For fixed-income securities, no interest accrues to the Fund until a settlement takes place. At the time the Fund makes a commitment to purchase securities on a when-issued basis, it will record the transaction, reflect the daily value of the securities when determining its net asset value, and if applicable, calculate the maturity for the purposes of determining its average maturity from the date of the transaction. At the time of settlement, a when-issued security may be valued below the amount of its purchase price.

In connection with these transactions, the Fund will earmark or maintain a segregated account with the custodian containing liquid assets in an amount which is at least equal to the commitments. On the delivery dates of the transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could incur a loss or a gain due to market fluctuation. Furthermore, the Fund may be at a disadvantage if the other party to the transaction defaults. When-issued transactions may allow the Fund to hedge against changes in interest rates.

The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Fund holds until the settlement date, in a segregated account, cash or liquid assets in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in a loss to the Fund of an advantageous return or price. Although the Fund will generally enter into a forward commitment with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Investment Manager and the Subadvisor deem it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

The Fund will not purchase securities the value of which is greater than 5% of its net assets on a when issued or firm commitment basis.

30)	Zero Coupon Securities.

“Zero coupon” securities are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Zero coupon securities tend to be more volatile than other securities with similar stated maturities, but which make regular payments of either principal or interest.

The Fund is required to accrue and distribute imputed income from zero coupon securities on a current basis, even though it does not receive the income currently. The Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce the Fund’s assets, increase its expense ratio and decrease its rate of return.

Diversification Requirements for the Fund

The Fund intends to meet the requirements to be a diversified company under the 1940 Act as currently in effect. Because a non-diversified fund can invest a greater percentage of its assets in a small number of issuers or a single issuer, investments not subject to the diversification requirements could involve an increased risk to an investor should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

Fundamental Investment Restrictions

The following investment restrictions have been adopted by the Trust with respect to the Fund. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the

1940 Act to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

The Fund may not:

(1) Issue senior securities.

(2) Borrow money, except (i) in amounts not to exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law.

(3) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.

(4) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(5) Purchase or sell commodities, except the Fund may purchase and sell futures contracts (including futures contracts on commodities) and options thereon.

(6) Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of the Trust provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(7) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(8) Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

Any restriction on investments or use of assets, including, but not limited to, percentage and rating restrictions, set forth in this SAI or the Fund’s Prospectus shall be measured only at the time of investment, and any subsequent change, whether in the value, percentage held, rating or otherwise, will not constitute a violation of the restriction, other than with respect to investment restriction (2) above related to borrowings by the Fund.

For purposes of investment restriction (1) above, issuing senior securities shall not be considered to include (without limitation): borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees’ fees, the purchase or sale of derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, and entering into repurchase agreements, reverse repurchase agreements, roll transactions and short sales, in accordance with the Fund’s investment policies and applicable law.

For purposes of investment restriction (2) above, borrowing shall not be considered to include (without limitation): investments in derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, short sales and roll transactions made in accordance with the Fund’s investment policies.

For purposes of investment restriction (5) above, commodities shall not be considered to include options on securities, securities indices and currency, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund’s investment policies.

For purposes of investment restriction (5) above, at the time of the establishment of the restriction, swap contracts on financial instruments or rates were not within the understanding of the terms “commodities” or “commodity contracts,” and notwithstanding any federal legislation or regulatory action by the CFTC that subject such swaps to regulation by the CFTC, the Fund will not consider such instruments to be commodities or commodity contracts for purposes of this restriction.

For purposes of fundamental investment restriction (6) above, the Fund will lend portfolio securities to other series of trusts managed by the Investment Manager pursuant to an interfund lending program provided that the Fund complies with the conditions of an SEC exemptive order granted to the Fund permitting such interfund lending.

Unless otherwise provided, for purposes of investment restriction (8) above, the term “industry” shall be defined by reference to the Global Industry Classification Standard put forth by S&P and Morgan Stanley Capital International.

Non-Fundamental Investment Restrictions

The following restrictions are designated as non-fundamental with respect to the Fund and may be changed by the Trust’s Board of Trustees without shareholder approval.

The Fund may not (except as noted):

(1) Purchase securities on margin, provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with futures contracts;

(2) Make short sales of securities or maintain a short position, except that the Fund may sell short “against the box.”

Portfolio Turnover

Generally, the Fund purchases securities for investment purposes and not for short-term trading profits. However, the Fund may sell securities without regard to the length of time that the security is held in the portfolio if such sale is consistent with the Fund’s investment objective. A higher degree of portfolio activity may increase brokerage costs to the Fund and may increase shareholders’ tax liability.

The portfolio turnover rates for the Fund for the fiscal years ending October 31, 2009 and October 31, 2010 are as follows:

Managers Micro-Cap Fund
Fiscal Year Ending	Portfolio Turnover Rate

October 31, 2009	82%
October 31, 2010	93%

Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of the Fund’s portfolio holdings to third parties, other than disclosures that are consistent with the best interests of shareholders of the Fund. The Managers Micro-Cap Fund will disclose its portfolio holdings on a quarterly basis on the 60th day following each fiscal quarter or upon a Form N-Q filing, by posting this information on the Fund’s website. The Chief Compliance Officer of the Fund may designate an earlier or later date for public disclosure of the Fund’s portfolio holdings. Other disclosures of portfolio holdings information will only be made following a determination by the Chief Compliance Officer of the Fund that the disclosures are in the best interests of shareholders of the Fund and are for a legitimate business purpose (such as to service providers or broker-dealers in connection with the performance of services for the Fund), and that the recipient is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures. The Chief Compliance Officer of the Fund will monitor the use of the information disclosed by approved recipients and report to the Board of Trustees at least annually regarding these disclosures, and will identify and address any potential conflicts between the Investment Manager’s interests and those of shareholders of the Fund in connection with these disclosures.

Other than as follows, the Trust does not have any arrangements with any person to make available information about the Fund’s portfolio securities, and the Trust’s policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in this regard.

The Fund may regularly provide non-public portfolio holdings information, including current portfolio holdings information, to the following third parties in the normal course of their performance of services to the Fund: the Subadvisors; the independent registered public accounting firm (PricewaterhouseCoopers LLP); the Custodian (The Bank of New York Mellon); financial printers (R.R. Donnelley); counsel to the Fund (Ropes & Gray LLP) or counsel to the independent trustees of the Trust (Sullivan & Worcester LLP); regulatory authorities; and securities exchanges and other listing organizations. Disclosures of current portfolio holdings information will be made on a daily basis with respect to the Subadvisors and the Custodian. Disclosures of portfolio holdings information will be made to the Fund’s independent registered public accounting firm and financial printers on a semi-annual basis in connection with the preparation of public filings, and from time to time in the course of Fund operations. Disclosures of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the Fund or counsel to the independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with Fund operations. In addition, the Fund provides portfolio holdings information to the following data providers, fund ranking/rating services, independent consultants and fair valuation services: Lipper, Morningstar, FT Interactive, FactSet and Wilshire Associates. The Fund may disclose non-public current portfolio holdings information to FT Interactive on a daily basis for valuation purposes, to FactSet on a daily basis for portfolio holdings analysis, and to Wilshire Associates on the 7th business day of every month for consulting services, portfolio holdings and performance analysis. The Fund also provides current portfolio holdings information to Lipper, Morningstar, Thompson Financial, Vestek, ValueLine and various institutional investment consultants and other related firms, but only after such information has already been disclosed to the general public.

The entities to which the Fund voluntarily discloses portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Fund, to maintain the confidentiality of the information disclosed. There can be no assurance that the Trust’s policies and procedures regarding selective disclosure of the Fund’s portfolio holdings will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

TRUSTEES AND OFFICERS

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Fund. The Trustees are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The President, Treasurer and Secretary hold office until a successor has been duly elected and qualified. Other officers serve at the pleasure of the Trustees.

Independent Trustees: The Trustees in the following table are not interested persons of the Trust within the meaning of the 1940 Act (“Independent Trustees”). William E. Chapman serves as the Independent Chairman of the Board of Trustees.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Jack W. Aber DOB: 9/9/37	Trustee since 2000	Professor of Finance, Boston University School of Management (1972-Present)	39	Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios)	Significant board experience; currently professor of finance; audit committee financial expert.

William E. Chapman, II DOB: 9/23/41	Trustee since 2000; Independent Chairman	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Trustee of Bowdoin College (2002-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009)	39	Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios)	Significant board experience; significant executive experience with several financial services firms; continuing service as Independent Chairman of the Board of Trustees.

Edward J. Kaier DOB: 9/23/45	Trustee since 2000	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-	39	Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue	Significant board experience; practicing attorney; continuing service as Chairman

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
		Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007)		Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios)	of the Trust’s Audit Committee.

Steven J. Paggioli DOB: 4/3/50	Trustee since 2000	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001)	39	Trustee, Professionally Managed Portfolios (40 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel; Trustee of Aston Funds (26 portfolios)	Significant board experience; significant executive experience with several financial services firms; former service with financial service regulator; audit committee financial expert.

Eric Rakowski DOB: 6/5/58	Trustee since 2000	Professor, University of California at Berkeley School of Law (1990-Present)	39	Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios)	Significant board experience; former practicing attorney; currently professor of law.

Thomas R. Schneeweis DOB: 5/10/47	Trustee since 2000	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); Partner, TRS Associates (1982-Present); President,	39	Trustee of Aston Funds (26 portfolios)	Significant board experience; currently professor of finance; significant executive experience with several investment partnerships.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present)

*	The Fund Complex consists of the funds of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Mr. Streur is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with the Investment Manager and Managers Distributors, Inc. and because of his service as President of the Trust. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE/ OFFICER*	OTHER DIRECTORSHIPS HELD BY TRUSTEE/ OFFICER DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
John H. Streur DOB: 2/6/60	Trustee since 2008; President and Principal Executive Officer since 2008	Senior Managing Partner, Managers Investment Group LLC (2006- Present); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004)	39	None	Significant board experience; significant executive experience with several financial services firms; former chief executive officer of asset management firm; continuing service as President of the Trust.

Christine C. Carsman DOB: 4/2/52	Trustee since 2011	Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-Present); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)	39	None	Significant business, legal and risk management experience with several financial services firms; former practicing attorney at private law firm; significant experience as an officer of the Trust, including as Chief Legal Officer.

*	The Fund Complex consists of the funds of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Information About Each Trustee’s Experience, Qualifications, Attributes or Skills

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships for the past five years, and experience, qualifications, attributes or skills for serving as Trustees are shown in the tables above. The summaries relating to the experience, qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the board level, with no single Trustee, or particular factor, being indicative of board effectiveness. However, the Board believes that Trustees need to be able to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that each of its members has these abilities. Experience relevant to having these abilities may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., finance or law), or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Trustees are counseled by their own separate, independent legal counsel, who participates in Board meetings and interacts with Managers, and also may benefit from information provided by the Trust’s and Managers’ legal counsel. Both Independent Trustee and Trust counsel have significant experience advising funds and fund board members. The Board and its Committees have the ability to engage other experts, including the Fund’s independent public accounting firm, as appropriate. The Board evaluates its performance on an annual basis.

Officers

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
Lewis Collins DOB: 2/22/66	Secretary since 2011; Chief Legal Officer since 2011	Senior Counsel, Affiliated Managers Group, Inc. (2002-Present); Senior Vice President, Affiliated Managers Group, Inc. (2010-Present); Vice President, Affiliated Managers Group, Inc. (2006-2010); Director, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002)

Donald S. Rumery DOB: 5/29/58	Chief Financial Officer since 2007; Treasurer since 2000	Senior Vice President, Managers Investment Group LLC (2005-Present); Chief Financial Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Principal Financial Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2008-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present)

Keitha L. Kinne DOB: 5/16/58	Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Chief Operating Officer, The Managers Funds, Managers Trust I, Managers Trust II, and Managers AMG Funds (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006); Senior Vice President, Prudential Investments

(1999-2004)

John J. Ferencz DOB: 3/09/62	Chief Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010)

Michael Ponder DOB: 9/12/73	Assistant Secretary since 2011	Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007)

Trustee Share Ownership

Name of Trustee	Dollar Range of Equity Securities in the Fund Beneficially Owned as of December 31, 2010	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Family of Investment Companies* Beneficially Owned as of December 31, 2010
Independent Trustees:
Jack W. Aber	None	Over $100,000
William E. Chapman II	$1-$10,000	Over $100,000
Edward J. Kaier	None	Over $100,000
Steven J. Paggioli	None	Over $100,000
Eric Rakowski	None	$50,0001-$100,000
Thomas R. Schneeweis	None	Over $100,000

Interested Trustees:
Christine C. Carsman	None	Over $100,000
John H. Streur	None	Over $100,000

*	The Family of Investment Companies consists of the funds of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Board Leadership Structure and Risk Oversight

The following provides an overview of the leadership structure of the Board of Trustees of Managers Trust I (the “Board”) and the Board’s oversight of the Fund’s risk management process. The Board consists of eight Trustees, six of whom are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent

Trustees”). An Independent Trustee serves as Chairman of the Board of Trustees. In addition, the Board also has two standing committees, the Audit Committee and Governance Committee (the “Committees”) (discussed below) comprised exclusively of Independent Trustees, to which the Board has delegated certain authority and oversight responsibilities.

The Board’s role in management of the Trust is oversight, including oversight of the Fund’s risk management process. The Board meets regularly on at least a quarterly basis and at these meetings the officers of the Fund and the Fund’s Chief Compliance Officer report to the Board on a variety of matters. A portion of each regular meeting is devoted to an executive session of the Independent Trustees, the Independent Trustees’ separate, independent legal counsel, and the Fund’s Chief Compliance Officer, at which no members of management are present. In executive session, the Independent Trustees consider a variety of matters that are required by law to be considered by the Independent Trustees, as well as matters that are scheduled to come before the full Board, including fund governance, compliance, and leadership issues. When considering these matters, the Independent Trustees are advised by their separate, independent legal counsel. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Fund.

Managers Trust I has retained Managers as the Fund’s investment adviser and administrator. Managers provides the Fund with investment advisory services, and is responsible for day-to-day management and administration of the Fund, and management of the risks that arise from the Fund’s investments and operations. Employees of Managers serve as several of the Fund’s officers, including the Fund’s President. The Board provides oversight of the services provided by Managers and the Fund’s officers, including their risk management activities. On an annual basis, the Fund’s Chief Compliance Officer conducts a compliance review and risk assessment and prepares a written report relating to the review and assessment that is provided to the Board for review and discussion. The risk assessment includes a broad-based review of the risks inherent to the Fund, the controls designed to address those risks, and selective testing of those controls to determine whether they are operating effectively and are reasonably designed. In addition, each Committee of the Board provides oversight of Managers’ risk management activities with respect to the particular activities within the Committee’s purview. In the course of providing oversight, the Board and the Committees receive a wide range of reports on the Fund’s activities, including regarding the Fund’s investment portfolio, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Board and the relevant Committees meet periodically with the Fund’s Chief Legal Officer to receive reports on Managers’ risk management activities. The Board also meets periodically with the Fund’s Chief Compliance Officer to receive reports regarding the compliance of the Fund with federal and state securities laws and the Fund’s internal compliance policies and procedures. In addition, the Board meets periodically with the portfolio managers of the Fund’s subadvisers and Managers’ investment research team to receive reports regarding the management of the Fund, including their investment risks. The Board also meets periodically with the Fund’s Chief Financial Officer, Chief Operating Officer, and other senior personnel of Managers to hear generally about Managers’ business operations.

Board Committees

As described below, the Board of Trustees has two standing Committees, each of which is chaired by an Independent Trustee. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight.

Audit Committee

The Board of Trustees has an Audit Committee consisting of all of the Independent Trustees. Edward J. Kaier serves as the chairman of the Audit Committee. Under the terms of its charter, the Audit Committee (a) acts for the Trustees in overseeing the Trust’s financial reporting and auditing processes; (b) receives and reviews communications from the independent registered public accounting firm relating to its review of the Fund’s financial statements; (c) reviews and assesses the performance, approves the compensation, and approves or ratifies the appointment, retention or termination of the Trust’s independent registered public accounting firm; (d) meets periodically with the independent registered public accounting firm to review the annual audits of the series of the Trust, including the audit of the Fund, and pre-approve the audit services provided by the independent registered public accounting firm; (e) considers and acts upon proposals for the independent registered public accounting firm to provide non-audit services to the Trust or the Investment Manager or its affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent registered public accounting firm, periodically as the need arises, but not less frequently than annually, matters bearing upon its status as “independent” under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record-keeping issues of which the Audit Committee is aware that may affect the Trust, its financial statements or the amount of any dividend or distribution right, among other matters. The chairman of the Audit Committee or his designee also may carry out the duties of the Pricing Committee from time to time. The Audit Committee met two times during the most recent fiscal year.

Governance Committee

The Board of Trustees has a Governance Committee consisting of all of the Independent Trustees. William E. Chapman serves as the chairman of the Governance Committee. Under the terms of its charter, the Governance Committee is empowered to perform a variety of functions on behalf of the Board of Trustees, including responsibility to make recommendations with respect to the following matters: (i) the nomination and selection of all individuals to be appointed or elected as Independent Trustees; (ii) the selection of an Independent Trustee to serve as the chairperson of the Trust; (iii) the compensation to be paid to Independent Trustees; (iv) the manner in which the Board of Trustees or the Independent Trustees will conduct self-evaluations; (v) the approval of advisory, subadvisory, distribution and other agreements with affiliated service providers; (vi) the approval of Rule 12b-1 plans, shareholder servicing plans and related agreements; and (vii) other matters that are appropriate for consideration by the Independent Trustees (and not otherwise the responsibility of the Audit Committee). It is the policy of the Governance Committee to consider nominees recommended by shareholders. Shareholders who would like to recommend nominees to the Governance Committee should submit the candidate’s name and background information in a sufficiently timely manner (and in any event, no later than the date specified for receipt of shareholder proposals in any applicable proxy statement of the Fund) and should address their recommendations to the attention of the Governance Committee, c/o the Secretary of the Fund, 800 Connecticut Avenue, Norwalk, Connecticut 06854. The Governance Committee met six times during the most recent fiscal year.

Trustees’ Compensation

For their services as Trustees of the Trust and other mutual funds within the Managers Fund Complex for the fiscal year ended October 31, 2010, the Trustees were compensated as follows:

Name of Trustee	Aggregate Compensation from the Fund (a)	Total Compensation from the Fund Complex Paid to Trustees (b)
Independent Trustees:
Jack W. Aber	$1,699	$85,000
William E. Chapman II	$1,998	$100,000
Edward J. Kaier	$1,799	$90,000
Steven J. Paggioli	$1,699	$85,000
Eric Rakowski	$1,699	$85,000
Thomas R. Schneeweis	$1,699	$85,000

Interested Trustees:

Christine C. Carsman	None	None
John H. Streur	None	None

(a)	Compensation is calculated for the fiscal year ended October 31, 2010. The Trust does not provide any pension or retirement benefits for the Trustees.

(b)	Total compensation includes compensation paid during the 12-month period ending October 31, 2010 for services as a Trustee of the Fund Complex, which, as of October 31, 2010, consisted of 38 funds in the Trust, Managers AMG Funds, The Managers Funds and Managers Trust II.

(c)	Mr. Chapman received an additional $15,000 annually for serving as the Independent Chairman, which is reflected in the chart above.

(d)	Mr. Kaier received an additional $5,000 annually for serving as the Audit Committee Chairman, which is reflected in the chart above.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

The Trust did not know of any person or entity who, as of September 12, 2011, “controlled” (within the meaning of the 1940 Act) the Fund. A person or entity that “controls” the Fund could have effective voting control over the Fund. It may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such “controlling” shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.

Principal Holders

As of September 12, 2011, the following persons and/or entities owned of record more than 5% of the outstanding shares of the Fund, which are to be reclassified and redesignated as Service Class shares effective as of the date of this SAI. As of such date, there were no Institutional Class or Investor Class shares of the Fund outstanding.

Name and Address	Percent Owned
Managers Micro-Cap Fund*	Service Class*
Charles Schwab & Co. Inc.	35.40%
Special Custody A/C FBO Customers
Attn: Transfer of Accounts
1958 Summit Park Place
Suite 400
Orlando, Florida 32810-5935

National Financial Services	13.60%
1 World Financial Center
New York, New York 10281-1003

*	Effective as of the date of this SAI, existing shares of the Fund will have been reclassified and redesignated as Service Class shares.

The Trust did not know of any person who, as of September 12, 2011, beneficially owned 5% or more of the outstanding shares of any class of the Fund.

Management Ownership

As of September 12, 2011, all management personnel (i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of each class of the Fund.

MANAGEMENT OF THE FUND

Investment Manager

The Trustees provide broad supervision over the operations and affairs of the Trust and the Fund. The Investment Manager serves as investment manager to the Fund. The Investment Manager also serves as administrator of the Fund and carries out the daily administration of the Trust and the Fund. The Investment Manager’s principal address is 333 W. Wacker Drive, Suite 1200, Chicago, Illinois 60606. The Investment Manager is an independently managed subsidiary of AMG, and a subsidiary of AMG serves as the Managing Member of the Investment Manager. AMG is located at 600 Hale Street, Prides Crossing, Massachusetts 01965. Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of the Investment Manager, serves as distributor to the Fund. MDI’s principal address is 333 W. Wacker Drive, Suite 1200, Chicago, Illinois 60606.

Subadvisors

The assets of the Fund are managed by a team of Subadvisors selected by the Investment Manager, subject to the review and approval of the Trustees. The Investment Manager has entered into an advisory agreement with each Subadvisor known as a “Subadvisory Agreement.” The SEC has given the Trust an exemptive order permitting the Investment Manager, on behalf of the Fund, to hire new unaffiliated Subadvisors for the Fund without prior shareholder approval, but subject to shareholder notification within 90 days of the hiring of such a Subadvisor. The Investment Manager and its corporate predecessors have over 20 years of experience in evaluating Subadvisors for individuals and institutional investors.

The Investment Manager recommends Subadvisors for the Fund to the Trustees based upon continuing quantitative and qualitative evaluation of each Subadvisor’s skills in managing assets subject to specific investment styles and strategies. Unlike many other mutual funds, the Fund benefits from independent asset manager specialists carefully selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in hiring or terminating a Subadvisor, and the Investment Manager does not expect to make frequent changes of Subadvisors.

For the Fund, the Investment Manager allocates the Fund’s assets among the Subadvisor(s) selected for the Fund. Each Subadvisor has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with the Fund’s investment objectives, policies and restrictions. Generally, the services which a Subadvisor provides to the Fund are limited to asset management and related record-keeping services.

A Subadvisor or its affiliated broker-dealer may execute portfolio transactions for the Fund and receive brokerage commissions, or markups/markdowns, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the rules thereunder, and the terms of any exemptive order issued by the SEC. The Board of Trustees has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which an affiliate of the Fund’s Subadvisor participates. For underwritings where a Subadvisor affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

A Subadvisor may also serve as a discretionary or non-discretionary investment advisor to management or advisory accounts which are unrelated in any manner to the Fund or the Investment Manager and its affiliates.

Management and Subadvisory Agreements

The Investment Manager serves as investment manager to the Fund under the Fund Management Agreement (the “Management Agreement”). The Management Agreement permits the Investment Manager to engage, from time to time, one or more Subadvisors to assist in the performance of its services. Pursuant to the Management Agreement, the Investment Manager has entered into Subadvisory Agreements with the Fund’s Subadvisors (the “Subadvisory Agreements”).

The Management Agreement and the Subadvisory Agreements provide for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreements or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance.

The Management Agreement and the Subadvisory Agreements may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act), (in the case of the Management Agreement) by the Investment Manager on 60 days’ written notice to the Trust and (in the case of the Subadvisory Agreements) by the relevant Subadvisor on 30 days’ written notice to the Investment Manager and to the Fund. In general, the Investment Manager may terminate each Subadvisory Agreement, without penalty, upon notice to the Trust and relevant Subadvisor. The Management Agreement and the Subadvisory Agreements terminate automatically in the event of assignment, as defined in the 1940 Act and the regulations thereunder.

The Management Agreement provides that the Investment Manager is specifically responsible for:

•	supervising the general management and investment of the assets and securities portfolio of the Fund;

•	providing overall investment programs and strategies for the Fund;

•	selecting and evaluating the performance of Subadvisors for the Fund and allocating the Fund’s assets among these Subadvisors;

•	providing financial, accounting and statistical information required for registration statements and reports with the SEC; and

•

providing the Trust with the office space, facilities and personnel necessary to manage and administer the operations and business of the Trust, including compliance with state and federal securities and tax laws, shareholder communications and recordkeeping.

Under the Subadvisory Agreements, each Subadvisor manages a portion of the Fund’s portfolio, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Fund in accordance with the Fund’s investment objectives, policies, and investment restrictions. The Subadvisor provides these services subject to the general supervision of the Investment Manager and the Trustees. The provision of investment advisory services by a Subadvisor to the Fund will not be exclusive under the terms of Subadvisory Agreements, and the Subadvisors will be free to and expect to render investment advisory services to others.

The Fund pays all expenses not borne by the Investment Manager or Subadvisors including, but not limited to, the charges and expenses of the Fund’s Custodian and transfer agent, independent auditors and legal counsel for the Fund and the Trust’s independent Trustees, 12b-1 fees, if any, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of the Fund’s shares under federal and state securities laws, all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Investment Manager, Subadvisors or their affiliates, other than affiliated registered investment companies. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates.

The Subadvisory Agreements require the Subadvisors to provide fair and equitable treatment to the Fund in the selection of portfolio investments and the allocation of investment opportunities. However, they do not obligate the Subadvisors to acquire for the Fund a position in any investment which any of a Subadvisor’s other clients may acquire. The Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund or otherwise.

Although the Subadvisors make investment decisions for the Fund independent of those for their other clients, it is likely that similar investment decisions will be made from time to time. When the Fund and other clients of a Subadvisor are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between the Fund and the other client(s) pursuant to a formula considered equitable by the Subadvisors. In specific cases, this system could have an adverse effect on the price or volume of the security to be purchased or sold by the Fund. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit the Fund.

The Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties, the Investment Manager is not subject to liability to the Fund or any Fund shareholder for any act or omission in the course of, or connected with, services rendered under the agreement or for any losses that may be sustained in the purchase, holding, or sale of any security, provided that these provisions shall not protect the Investment Manager from liability in violation of the 1940 Act. Each Subadvisory Agreement provides that the Subadvisor shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the Subadvisory Agreement, except by reason of the Subadvisor’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the Subadvisor’s reckless disregard of its obligations and duties under the Subadvisory Agreement.

The Trust has obtained from the SEC an exemptive order which permits the Investment Manager, subject to certain conditions and oversight by the Board of Trustees, to enter into Subadvisory Agreements with unaffiliated Subadvisors approved by the Trustees but without the requirement of shareholder approval. Under the terms of this exemptive order, the Investment Manager is able, subject to certain conditions (including a 90 day notification requirement discussed below) and oversight by the Fund’s Board of Trustees but without shareholder approval, to hire new unaffiliated Subadvisors for the Fund, change the terms of a Subadvisory Agreement for an unaffiliated Subadvisor, or continue the employment of an unaffiliated Subadvisor after events that under the 1940 Act and the Subadvisory Agreement would be deemed to be an automatic termination of the Subadvisory Agreement provided that the Investment Manager provides notification to shareholders within 90 days of the hiring of an unaffiliated Subadvisor. The Investment Manager, subject to oversight by the Trustees, has ultimate responsibility to oversee the Subadvisors and recommend their hiring, termination, and replacement. Although shareholder approval will not be required for the termination of Subadvisory Agreements, shareholders of the Fund will continue to have the right to terminate such Subadvisory Agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund. Affiliated Subadvisors selected by the Investment Manager are subject to shareholder approval.

Compensation of the Investment Manager and Subadvisors

As compensation for the investment management services rendered and related expenses under the Management Agreement, the Fund has agreed to pay the Investment Manager an investment management fee equal to 1.00% of the average daily net assets of the Fund, which is computed daily and may be paid monthly.

As compensation for the investment management services rendered and related expenses under the respective Subadvisory Agreements, the Investment Manager has agreed to pay each Subadvisor a fee (net of all mutually agreed upon fee waivers and reimbursements required by applicable law) for managing the portfolio, which is also computed daily and paid monthly based on the average daily net assets that the Subadvisor manages. The fee paid to each Subadvisor is paid out of the fee the Investment Manager receives from the Fund and does not increase the Fund’s expenses.

Investment Management Fees Paid by the Fund. Investment management fees paid to the Investment Manager by the Fund for advisory services for the fiscal years ended October 31, 2008, October 31, 2009 and October 31, 2010 are as follows. Management fees waived and/or reimbursed are described below under “Expense Limitations.”

Managers Micro-Cap Fund	Total	Waived/Reimbursed	Net
Fiscal Year Ending October 31, 2010	$1,319,280	$0	$1,319,280
Fiscal Year Ending October 31, 2009	$1,196,644	$0	$1,196,644
Fiscal Year Ending October 31, 2008	$1,965,386	$80	$1,965,306

Subadvisory Fees Paid by the Investment Manager. Fees paid by the Investment Manager to certain Subadvisors for subadvisory services for the fiscal years ended October 31, 2008, October 31, 2009, and October 31, 2010 are as follows:

Fund	2008	2009	2010
Managers Micro-Cap Fund	$1,411,219	$1,031,085	$1,139,791

Expense Limitations. From time to time, the Investment Manager may agree to limit the Fund’s expenses by agreeing to waive all or a portion of the investment management fee and other fees it would otherwise be entitled to receive from the Fund and/or reimburse certain Fund expenses above a specified maximum amount (i.e., an “expense limitation”). The Investment Manager may waive all or a portion of its fees and/or reimburse Fund expenses for a number of reasons, such as passing on to the Fund and its shareholders the benefit of reduced portfolio management fees resulting from a waiver by the Subadvisor of all or a portion of the fees it would otherwise be entitled to receive from the Investment Manager with respect to the Fund, or attempting to make the Fund’s performance more competitive as compared to similar funds. The effect of any contractual expense limitations in effect at the date of this SAI is reflected in the tables below and in the Annual Fund Operating Expenses table (including footnotes thereto) located in the front of the Fund’s Prospectus. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses to exceed its contractual expense limitation amount. In addition, the Investment Manager may voluntarily agree to waive or reimburse a portion of its management fee from time to time. Any voluntary expense limitations by the Investment Manager or by the Subadvisor may be terminated or reduced in amount at any time and solely in the discretion of the Investment Manager or Subadvisor. In general, contractual expense limitations are only terminated at the end of a term, and shareholders will generally be notified of any change on or about the time that it becomes effective. All fees waived and/or expenses reimbursed to the Fund for the fiscal years ended October 31, 2008, October 31, 2009, and October 31, 2010 are as follows:

Managers Micro-Cap Fund
Fiscal Year Ended October 31, 2010	$266,870
Fiscal Year Ended October 31, 2009	$231,265
Fiscal Year Ended October 31, 2008	$215,829

The Investment Manager also serves as the administrator to the Fund and receives compensation from the Trust for the Fund pursuant to an Administration and Shareholder Servicing Agreement between the Trust and the Investment Manager. For more information about the Administration and Shareholder Servicing Agreement, see “Administrative Services; Distribution Arrangements” below.

Portfolio Managers of the Fund

Unless indicated otherwise, all information below is as of October 31, 2010.

MANAGERS MICRO-CAP FUND

Subadvisor: RBC Global Asset Management (US) Inc. (“RBC GAM (US)”)

RBC GAM (US) has served as a Subadvisor to the Fund since December 7, 2009. RBC GAM (US) is a wholly-owned subsidiary of RBC USA Holdco Corporation, which is an indirect wholly-owned subsidiary of Royal Bank of Canada (“RBC”). Lance F. James and George Prince are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by RBC GAM (US). Mr. James is the lead portfolio manager of the Fund.

Other Accounts Managed by the Portfolio Manager(s)

Portfolio Manager: Lance F. James
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	5	$400.10	None	$0
Other Pooled Investment Vehicles	2	$167.30	None	$0
Other Accounts	9	$179.20	None	$0

Portfolio Manager: George Prince
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	2	$194.20	None	$0
Other Pooled Investment Vehicles	1	$5.20	None	$0
Other Accounts	2	$13.50	None	$0

Potential Material Conflicts of Interest

The management of multiple funds and accounts may give rise to potential conflicts of interest, for example, if the funds and accounts have different objectives, benchmarks, investment horizons and fees, or if they have overlapping objectives, benchmarks and time horizons. A portfolio manager may be required to allocate time and investment ideas across multiple funds and accounts. Each adviser has adopted policies and procedures designed to address these potential conflicts, including trade allocation policies and codes of ethics.

One of the firm’s most important goals is to manage potential conflicts of interest between RBC GAM (US) and its clients. The firm’s policies and procedures are designed to mitigate potential conflicts of interest through the implementation of internal controls and compliance processes. As professionals serving the public in asset management, RBC GAM (US)’s employees are guided in their actions by the firm’s Code of Ethics and the RBC Code of Conduct.

Portfolio Manager Compensation

RBC Global Asset Management Overall Compensation Philosophy

Portfolio manager compensation consists of three components: a base salary, an annual bonus, and an incentive plan. RBC GAM (US) calibrates salaries by position and gears them to be competitive in the national marketplace. Annual bonuses for all employees are determined by two factors: the firm’s financial performance and individual performance. All portfolio managers, analysts and traders for both the equity and fixed income groups are compensated in the same manner for all accounts, whether they are mutual funds, separately managed accounts or pooled products.

RBC GAM (US)’s Long-Term Incentive Plan covers key executives performing services for the Fund and other subadvised funds. The value of performance units issued under the plan is tied to the operating results of RBC. This plan serves as a proxy for ownership benefits. The investment professionals do not participate in this plan. They participate in separate incentive plans covering portfolio managers, analysts, and traders that provide them with a share of the operating profits generated by their division above a predetermined hurdle. These plans also serve as a proxy for ownership benefits and have recently been affirmed by the teams as part of the basis for their long-term employment contracts.

Equity Teams

RBC GAM (US) calibrates salary by position and performance, and gears them to be competitive in the market. Investment performance bonuses are based on the performance of the team and individual and are intended to ensure that compensation motivation is aligned with client interests. These bonuses are typically based on the pre-tax performance of the individual and team relative to appropriate benchmarks over one and three year periods. These benchmarks and/or peer groups are the Russell 2000 Index and Lipper Small Cap Core manager peer group for accounts managed in the small cap core value style. Finally, each team also participates in a transparent profit sharing arrangement which is intended to provide an equity-like participation in the long-term success of their business. RBC GAM (US) maintains employment contracts with key investment professionals.

Portfolio Managers’ Ownership of Fund Shares

Mr. James: None

Mr. Prince: None

Subadvisor: Next Century Growth Investors LLC (“Next Century”)

Thomas L. Press, David M. Longlet, Robert E. Scott, Peter M. Capouch, and Kaj Doerring are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Next Century. Thomas L. Press individually owns a controlling interest in Next Century.

Other Accounts Managed by the Portfolio Manager(s)

Portfolio Manager: Thomas L. Press, CFA
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	1	$156.00	None	None
Other Pooled Investment Vehicles	3	$284.00	None	None
Other Accounts	60	$2,200.00	1	$229.00

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Portfolio Manager: Donald M. Longlet, CFA

Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	1	$156.00	None	None
Other Pooled Investment Vehicles	3	$284.00	None	None
Other Accounts	60	$2,200.00	1	$229.00

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Portfolio Manager: Robert E. Scott, CFA
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	1	$156.00	None	None
Other Pooled Investment Vehicles	3	$284.00	None	None
Other Accounts	60	$2,200.00	1	$229.00

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Portfolio Manager: Peter M. Capouch, CFA
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	1	$156.00	None	None
Other Pooled Investment Vehicles	3	$284.00	None	None
Other Accounts	60	$2,200.00	1	$229.00

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Portfolio Manager: Kaj Doerring
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	1	$156.00	None	None
Other Pooled Investment Vehicles	3	$284.00	None	None
Other Accounts	60	$2,200.00	1	$229.00

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Potential Material Conflicts of Interest

It is possible that from time to time potential conflicts of interest may arise between the Portfolio Managers’ management of the investments in the Fund, on the one hand, and the management of other accounts, on the other. Next Century does not believe any of these potential conflicts of interest pose significant risk to the Fund. Next Century believes that its compliance policies and procedures are appropriate to detect, prevent and eliminate many conflicts of interest between Next Century, its access persons (all employees and officers) and clients. However, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. It is possible that additional potential conflicts of interest may exist that Next Century has not identified in the summary below.

A potential conflict of interest may arise as a result of the Portfolio Managers’ day-to-day management of the Fund. Because of the Portfolio Managers’ positions with the Fund, a Portfolio Manager knows the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the Portfolio Manager could use this information to the advantage of the other accounts he manages and to the possible detriment of the Fund. Next Century has adopted a Code of Ethics containing policies and procedures to ensure against this potential conflict.

Next Century believes it has adopted policies and procedures reasonably designed to allocate investment opportunities between the accounts it manages on a fair and equitable basis over time. Potential conflicts of interest may arise when allocating and/or aggregating trades. Next Century often aggregates into a single trade order many individual contemporaneous client trade orders in a single security. Next Century has in place policies and procedures to ensure such transactions will be allocated to all participating client accounts in a fair and equitable manner.

Portfolio Manager Compensation

The Portfolio Managers’ compensation is linked directly to the long-term success of the firm. Next Century compensates portfolio managers for their management of the Fund and other accounts managed by the firm. The Portfolio Managers are compensated with quarterly and monthly payments, which are dependent on the profitability of Next Century. Firm revenues are derived from investment management fees which are based on the market value of assets under management for all accounts, including the Fund. Next Century also offers a competitive benefit package including health care and a retirement plan.

Portfolio Managers’ Ownership of Fund Shares

Mr. Press: None

Mr. Longlet: None

Mr. Scott: None

Mr. Capouch: None

Mr. Doerring: None

Subadvisor: Lord, Abbett & Co. LLC (“Lord Abbett”)

F. Thomas O’Halloran and Anthony Hipple are the portfolio managers responsible for the day-to-day management of the portion of the Fund managed by Lord Abbett. Mr. O’Halloran heads the team, assisted by Mr. Hipple.

Other Accounts Managed by the Portfolio Manager(s)

Portfolio Manager: F. Thomas O’Halloran, CFA

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	5	$1.612.00	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	9	$264.20	None	$0

Portfolio Manager: Anthony Hipple, CFA

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	2	$110.50	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	2	$132.20	None	$0

Potential Material Conflicts of Interest

Conflicts of interest may arise in connection with the Portfolio Managers’ management of the investments of the Fund and the investments of the other accounts included in the tables above. Such conflicts may arise with respect to the allocation of investment opportunities among the Fund and other accounts with similar investment objectives and policies. A Portfolio Manager potentially could use information concerning the Fund’s transactions to the advantage of other accounts and to the detriment of the Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients, including the Fund. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the Portfolio Managers’ management of the investments of the Fund and the investments of the other accounts referenced in the tables above.

Portfolio Manager Compensation

When used in this section, the term “fund” refers to the Fund, as well as any other registered investment companies, pooled investment vehicles and accounts managed by a Lord Abbett portfolio manager. Each Lord Abbett portfolio manager receives compensation from Lord Abbett consisting of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the portfolio manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior management may evaluate the Fund’s performance against one or more benchmarks including the Russell Microcap® Growth Index, indexes disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indexes within the one or more of the Fund’s peer groups maintained by rating agencies, as well as the Fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s three- and five-year investment returns on a pre-tax basis versus both the benchmark and the peer groups. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. Lord Abbett does not manage hedge funds. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan’s earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

Portfolio Managers’ Ownership of Fund Shares

Mr. O’Halloran: None

Mr. Hipple: None

Subadvisor: WEDGE Capital Management L.L.P. (“WEDGE Capital”)

Peter F. Bridge, R. Michael James, Michael Gardner, and Monika LaRiche are the portfolio managers jointly and primarily responsible for the portion of the Fund managed by WEDGE Capital.

Other Accounts Managed by the Portfolio Manager(s)

Portfolio Manager: Peter F. Bridge

Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	3	$88.00	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	242	$4,406.00	None	$0

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Portfolio Manager: R. Michael James

Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	3	$88.00	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	242	$4,406.00	None	$0

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Portfolio Manager: Michael Gardner

Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	3	$88.00	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	242	$4,406.00	None	$0

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Portfolio Manager: Monika LaRiche, CFA

Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	3	$88.00	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	242	$4,406.00	None	$0

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Potential Material Conflicts of Interest

During the normal course of managing assets for multiple clients of varying types and asset levels, WEDGE Capital will inevitably encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of its clients. Those of a material nature that are encountered most frequently surround security selection, brokerage selection, employee personal securities trading, proxy voting and the allocation of securities. WEDGE Capital is therefore, forced to consider the possible personal conflicts that occur for an analyst and portfolio manager as well as those for the firm when a security is recommended for purchase or sale. When trading securities, WEDGE Capital must address the issues surrounding the selection of brokers to execute trades considering the personal conflicts of the trader and the firm’s conflict to obtain best execution of client transactions versus offsetting the cost of research or enhancing its relationship with a broker for potential future gain. And finally, WEDGE Capital must consider the implications that a limited supply or demand for a particular security poses on the allocation of that security across accounts. To mitigate these conflicts and ensure its clients are not negatively impacted by the adverse actions of

WEDGE Capital or its employees, WEDGE Capital has implemented a series of policies including its Personal Security Trading Policy, Proxy Voting Policy, Equity Trading Policy, Trading Error Policy, and others designed to prevent and detect conflicts when they occur. WEDGE Capital reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interests of its clients.

Portfolio Manager Compensation

Incentive compensation plans have been structured to reward all professionals for their contribution to the overall growth and profitability of the firm. Compensation is not directly tied to fund performance or growth in assets for any fund or other account managed by a Portfolio Manager. General Partners, including Peter F. Bridge, R. Michael James, and Michael Gardner, are compensated via a percentage of the firm’s net profitability following a peer review, which focuses on performance in their specific area of responsibility, as well as their contribution to the general management of the firm, and their importance to the firm in the future. Other investment professionals, including Monika LaRiche, receive a competitive salary and bonus based on the firm’s investment and business success and their specific contribution to that record.

Portfolio Managers’ Ownership of Fund Shares

Mr. Bridge: None

Mr. James: None

Mr. Gardner: None

Ms. LaRiche: None

Proxy Voting Policy

Proxies for the Fund’s portfolio securities are voted in accordance with the proxy voting policies and procedures of the Subadvisor responsible for managing the portion of the Fund’s assets that includes the security with respect to which a proxy is solicited, except that for a proxy with respect to shares of an unaffiliated money market fund used as a cash management vehicle (a “Cash Sweep Fund”), the Investment Manager typically votes the proxy as recommended by the Cash Sweep Fund’s directors. A listing of the Subadvisors’ proxy voting policies and procedures is set forth in Appendix B to this SAI. Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent twelve month period ended June 30 is available: (i) without charge, by calling (800) 835-3879; and (ii) on the SEC’s Website at http://www.sec.gov.

Codes of Ethics

The Trust, the Investment Manager, MDI and the Subadvisors have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics, which generally permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund, contain procedures that are designed to avoid the conflicts of interest that may be presented by personal securities investing.

Administrative Services; Distribution Arrangements

Under an Administration and Shareholder Servicing Agreement (the “Fund Administration Agreement”) between the Trust and the Investment Manager, the Investment Manager also serves as Administrator (the “Fund Administrator”) of the Fund and is responsible for certain aspects of managing the Fund’s operations, including administration and shareholder servicing. The administrative and shareholder services to be provided include, but are not limited to, processing and/or coordinating Fund share purchases and redemption, responding to inquiries from shareholders, providing omnibus level support for financial intermediaries who perform sub-accounting for shares held of record by financial intermediaries for the benefit of other beneficial owners and other general and administrative responsibilities for the Fund. For these services, the Fund is required to pay the Fund Administrator 0.25% of its average daily net assets per annum. The Fund Administration Agreement generally may be terminated by the Fund Administrator upon at least 120 days’ prior written notice to the Trust, and by the Trust upon at least 30 days’ prior written notice to the Fund Administrator.

Fees paid by the Fund for administrative services for the fiscal years ended October 31, 2008, October 31, 2009, and October 31, 2010 are as follows (net of applicable fee waivers and reimbursements, as described above):

Managers Micro-Cap Fund

Period/Fiscal Year Ending	Fees Paid by the Fund
October 31, 2008	$491,347
October 31, 2009	$299,161
October 31, 2010	$329,820

Under a Distribution Agreement between the Trust and MDI, MDI serves as the principal distributor and underwriter for the Fund. MDI is a registered broker-dealer and member of the Financial Industry Regulatory Authority Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, generally MDI bears a portion of expenses of providing services pursuant to the Distribution Agreement, including the payment of the expenses relating to the distribution of the Fund’s Prospectus for sales purposes and any advertising or sales literature. Any costs and expenses not allocated to MDI shall be borne by the Investment Manager or an affiliate of the Investment Manager as agreed upon between MDI and the Investment Manager from time to time. The Distribution Agreement between the Trust and MDI may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Management Agreement. The Distribution Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund and (ii) by a majority of the Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act).

For sales of Fund shares, MDI may provide promotional incentives including cash compensation to certain brokers, dealers, or financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares of the Fund. Other programs may provide, subject to certain conditions, additional compensation to brokers, dealers, or financial intermediaries based on a combination of aggregate shares sold and increases of assets under management. All of the above payments will be made pursuant to the Rule 12b-1 distribution and service plan described below or, in the case of such shares that are not subject to a Rule 12b-1 distribution and service plan, by MDI or its affiliates out of their own assets. These programs will not change the price an investor will pay for shares or the amount that the Fund will receive from such sales.

MDI’s principal address is 333 W. Wacker Drive, Suite 1200, Chicago, Illinois 60606.

Rule 12b-1 Distribution and Service Plan. The Trust has adopted a distribution and service plan with respect to the Investor Class shares of the Fund (the “Plan”), in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Investor Class shares of the Fund are not currently being offered, and there are no such shares currently outstanding. All share classes of the Fund are sold without a front end or contingent deferred sales load and Service Class and Institutional Class shares of the Fund are not subject to the expenses of any Rule 12b-1 Plan.

Pursuant to the Plan, the Fund may compensate MDI for its expenditures in financing any activity primarily intended to result in the sale of such class of Fund shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to MDI of up to 0.25% annually of the average daily net assets attributable to Investor Class shares of the Fund.

The Plan further provides for periodic payments by the Trust or MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Investor Class shares of the Fund for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

In accordance with the terms of the Plan, MDI provides to the Fund, for review by the Trustees, a quarterly written report of the amounts expended under the Plan and the purpose for which such expenditures were made. In the Trustees’ quarterly review of the Plan, they will review the level of compensation the Plan provides in considering the continued appropriateness of the Plan.

Under its terms, the Plan remains in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described therein. The Plan may not be amended to increase materially the amount to be spent under the Plan without approval of the shareholders of the affected Fund, and material amendments to the Plan must also be approved by the Trustees in a manner described therein. The Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operations of the Plan or any agreement with any distributor, or by a vote of a majority of the outstanding voting securities of the Fund (as that term is defined in the 1940 Act).

Because Investor Class shares of the Fund are not currently being offered and there are no such shares currently outstanding, no payments for the Investor Class shares have been made under the Plan as of the date of this SAI.

Custodian

The Bank of New York Mellon, a subsidiary of the Bank of New York Mellon Corporation (the “Custodian”), 2 Hanson Place, Brooklyn, New York 10286, is the Custodian for the Fund. It is responsible for holding all cash assets and all portfolio securities of the Fund, releasing and delivering such securities as directed by the Fund, maintaining bank accounts in the names of the Fund, receiving for deposit into such accounts payments for shares of the Fund, collecting income and other payments due the Fund with respect to portfolio securities and paying out monies of the Fund.

The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the SEC.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc., PO Box 9769, Providence, Rhode Island 02940-9769 (the “Transfer Agent”), is the transfer agent for the Fund and the sub-transfer agent for the ManagersChoice® asset allocation program and also serves as the dividend disbursing agent for the Fund.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700, Philadelphia, PA 19103, is the independent registered public accounting firm for the Fund. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund, assists in the preparation and/or review of the Fund’s federal and state income tax returns and may provide other audit, tax and related services.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Subadvisory Agreements provide that each Subadvisor places all orders for the purchase and sale of securities that are held in the Fund’s portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of each Subadvisor to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. Each Subadvisor shall consider all factors that it deems relevant when assessing best price and execution for the Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, each Subadvisor is authorized by the Trustees to consider the “brokerage and research services” (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. Each Subadvisor is also authorized to cause the Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. A Subadvisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Subadvisor exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Subadvisor. The Fund may purchase and sell portfolio securities through brokers who provide the Subadvisors with research services.

The Trustees will periodically review the total amount of commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Fund of using particular brokers or dealers. It is possible that certain of the services received by a Subadvisor attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Subadvisor.

The fees of the Subadvisors are not reduced by reason of their receipt of such brokerage and research services. Generally, a Subadvisor does not provide any services to the Fund except portfolio investment management and related record-keeping services. The Investment Manager may request that the Subadvisors employ certain specific brokers who have agreed to pay certain Fund expenses. The use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

Brokerage Commissions

Brokerage fees paid by the Fund for the fiscal years ended October 31, 2008, October 31, 2009, and October 31, 2010 are as follows:

Managers Micro-Cap Fund

Fiscal Year Ending	Fees Paid by the Fund
October 31, 2008	$1,541,322
October 31, 2009	$506,868
October 31, 2010	$496,468

Brokerage Recapture Arrangements

The Trust has entered or may enter into arrangements with various brokers pursuant to which a portion of the commissions paid by the Fund may be directed by the Fund to pay expenses of the Fund. Consistent with its policy and principal objective of seeking best price and execution, each Subadvisor may consider these brokerage recapture arrangements in selecting brokers to execute transactions for the Fund. There is no specific amount of brokerage that is required to be placed through such brokers. In all cases, brokerage recapture arrangements relate solely to expenses of the Fund and not to expenses of the Investment Manager or the Subadvisors.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchasing Shares

Investors may open accounts directly with the Fund or through their financial planners or investment professionals, or directly with the Trust in circumstances as described in the current Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax exempt employee welfare, pension and profit sharing plans. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Fund may from time to time make payments to such broker-dealers or processing organizations for certain record-keeping services. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor’s name by contacting the broker-dealer or processing organization or the Transfer Agent. Certain processing organizations and others may receive compensation from the Investment Manager out of its legitimate profits in exchange for selling shares or for record-keeping or other shareholder related services.

Purchase orders received by the Trust before 4:00 p.m. New York time at the address listed in the current Prospectus on any day that the NYSE is open for business will receive the net asset value computed that day. Purchase orders received after 4:00 p.m. from certain processing organizations, which have entered into contractual arrangements with the Investment Manager, will also receive that day’s offering price, provided the orders the processing organization transmits to the Investment Manager were received in proper form by the processing organization before 4:00 p.m. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent.

Federal funds or bank wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations that have entered into contractual arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

To ensure that checks are collected by the Trust, if shares purchased by check or by Automated Clearing House funds (“ACH”) are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 calendar-days unless arrangements are made with the Investment Manager. However, during this 15 calendar-day period, such shareholder may exchange such shares into any series of the Trust, Managers AMG Funds, The Managers Funds or Managers Trust II, subject to applicable restrictions such as minimum investment amounts. The 15 calendar-day holding period for redemptions would still apply to shares received through such exchanges.

If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Trust can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. The Fund and MDI reserve the right to reject any order for the purchase of shares in whole or in part. The Trust reserves the right to cancel any purchase order for which payment has not been received by the third business day following placement of the order.

In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder’s account on the Trust’s books maintained by the Transfer Agent.

Redeeming Shares

Any redemption orders received in proper form by the Trust before 4:00 p.m. New York time on any day that the NYSE is open for business will receive the net asset value determined at the close of regular business of the NYSE on that day. Redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Fund will also be redeemed at the net asset value computed that day, provided that the orders the processing organization transmits to the Fund were received in proper form by the processing organization before 4:00 p.m.

Redemption orders received after 4:00 p.m. New York time will be redeemed at the net asset value determined at the close of trading on the next business day. Redemption orders transmitted to the Trust at the address indicated in the current Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly transmitting orders. The Trust reserves the right to redeem shareholder accounts (after 60 days notice and the opportunity to reestablish the account balance) when the value of the Fund shares in the account falls below the following amounts due to redemptions: (i) $500 with respect to Service Class or Investor Class shares of the Fund; or (ii) $25,000 with respect to Institutional Class shares of the Fund. Investor Class shares of the Fund are not currently being offered, and there are no such shares currently outstanding. Whether the Trust will exercise its right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

If the Trust determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Fund, in lieu of cash, in conformity with applicable law. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under “Net Asset Value” below, and such valuation will be made as of the same time the redemption price is determined.

Investors should be aware that redemptions from the Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder’s taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder’s account. In addition, if shares purchased by check or ACH are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 calendar-days unless arrangements are made with the Investment Manager. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for business other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Fund of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Exchange of Shares

As described in the Fund’s Prospectus, an investor may exchange shares of the Fund into shares of the same class of any of the other funds managed by the Investment Manager or for shares of other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. In addition to exchanging into other Managers’ funds described above, an investor also may exchange shares of the Fund through the Investment Manager for shares in the Agency share class of the JPMorgan Liquid Assets Money Market Fund (the “JPMorgan Fund”) (see below for more information about the JPMorgan Fund). Because an exchange is the sale of shares of the Fund exchanged out of and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange. The value of the shares exchanged must meet the minimum purchase requirement of the fund for which you are exchanging them, except that there is no minimum purchase requirement to exchange into the JPMorgan Fund. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in the Fund may make an exchange out of the Fund only if following the exchange the investor would continue to meet the Fund’s minimum investment amount. Settlement on the purchase of shares of another fund will occur when the proceeds from the redemption become available. Shareholders subject to federal income tax may recognize capital gains or losses on the exchange for federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time, subject to applicable law. Holding your shares through a financial intermediary, such as a broker, may affect your ability to use the exchange privilege or other investor services.

The JPMorgan Fund is advised, offered and distributed by JPMorgan Asset Management and its affiliates, but an investor may place an exchange order in the same manner as the investor places other exchange orders and as described in the Fund’s Prospectus, subject to the restrictions above. The Investment Manager has entered into a Service Agreement and Supplemental Payment Agreement with the JPMorgan Fund’s distributor and investment advisor, respectively, that provide for a cash payment to the Investment Manager with respect to the average daily net asset value of the total number of shares of the JPMorgan Fund held by customers investing through the Investment Manager. This cash payment compensates the Investment Manager for providing, directly or through an agent, administrative, sub-transfer agent and other shareholder services, and not investment advisory or distribution related services.

Net Asset Value

Each class computes its net asset value (“NAV”) once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York time. The NAV will not be computed on the day the following legal holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York time.

The NAV per share of a class is equal to the value of the class’s assets minus liabilities divided by the number of shares outstanding. Fund securities listed on an exchange are valued at the last quoted sale price on the exchange where such securities are principally traded on the valuation date, prior to the close of trading on the NYSE, or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities are valued at the Nasdaq Official Closing Price if one is available. Otherwise, over-the-counter securities are generally valued on the basis of the last quoted sales price, or lacking any sales, on the basis of the last quoted bid price. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Debt securities with maturities of sixty (60) days or less may be valued at amortized cost.

Frequent Purchase and Redemption Arrangements

The Trust does not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares, and no compensation or other consideration is received by the Fund, the Investment Manager or any other party in this regard.

Dividends and Distributions

The Fund declares and pays dividends and distributions as described in the Fund’s current Prospectus.

If a shareholder has elected to receive dividends and/or distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder’s address of record, the dividends and/or distributions will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

CERTAIN FEDERAL INCOME TAX MATTERS

The following summary of certain U.S. federal income tax considerations is intended for general informational purposes only. This discussion is not tax advice. This discussion does not address all aspects of taxation (including state, local and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-deferred retirement plans, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under U.S. federal income tax laws. This summary is based on the Code, the regulations thereunder, published rulings and court decisions, in effect as of the date of this SAI. These laws are subject to change, possibly on a retroactive basis.

YOU ARE ADVISED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

Federal Income Taxation of the Fund—in General

The Fund intends to qualify and elect to be treated each taxable year as a “regulated investment company” under Subchapter M of the Code. In order to so qualify and elect, the Fund must, among other things:

(a) derive at least 90% of its gross income in each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below) (all such income, “Qualifying Income”);

(b) invest the Fund’s assets in such a manner that, as of the close of each quarter of its taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to a value not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in (x) the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote, and that are engaged in the same or similar trades or businesses or related trades or businesses, or (y) the securities of one or more “qualified publicly traded partnerships” (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized by the Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the Qualifying Income described in (a)(i) above) will be treated as Qualifying Income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

Gains from foreign currencies (including foreign currency options, foreign currency futures and foreign currency forward contracts) currently constitute Qualifying Income for purposes of the 90% test. However, the Treasury Department has the authority to issue regulations (possibly retroactively) excluding from the definition of Qualifying Income the Fund’s foreign currency gains to the extent that such income is not directly related to the Fund’s principal business of investing in stock or securities. This could affect the qualification of the Fund as a regulated investment company.

If the Fund qualifies for treatment as a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (computed without regard to the dividends-paid deduction) and net capital gain (net long-term capital gains in excess of net short-term capital losses, the latter including any capital losses carried forward from prior years) that it distributes to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below) on a timely basis.

If the Fund were to fail to meet the income or diversification test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax and, in the case of a diversification test failure, disposing of certain assets. If the Fund were ineligible to or otherwise did not sure such failure for any year, or if the Fund were otherwise to fail to qualify for treatment as a regulated investment company for such year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. All distributions by the Fund, including any distributions of net long-term capital gains, would be taxable to shareholders in the same manner as other regular corporate dividends to the extent of the Fund’s current or accumulated earnings and profits. The Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year, plus any such amounts retained from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a regulated investment company’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends to make sufficient distributions to avoid this 4% excise tax, although there can be no assurance that it will be able to do so.

Taxation of the Fund’s Investments

Certain Debt Securities: Original Issue Discount; Market Discount. For U.S. federal income tax purposes, some debt securities with a fixed maturity date of more than one year from the date of issue (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issue) that are purchased by the Fund may be treated as having original issue discount (“OID”). OID generally can be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. OID is treated for U.S. federal income tax purposes as interest income earned by the Fund, which will comprise a part of the Fund’s investment company taxable income required to be distributed to shareholders as described above, whether or not cash on the debt security is actually received. Generally, the amount of OID accrued each year is determined on the basis of a constant yield to maturity which takes into account the compounding of interest.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation over the purchase price of such obligation (or in the case of an obligation issued with OID, its “revised issue price”). Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Pay-in-kind bonds also will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by liquidation of portfolio securities including at a time when it may not be advantageous to do so. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend (see “Federal Income Taxation of Shareholders,” below) than they would in the absence of such transactions.

Junk Bonds. If the Fund invests in high yield OID obligations issued by corporations (including tax-exempt obligations), a portion of the OID accruing on the obligation may be treated as taxable dividend income. In such cases, if the issuer of the high yield discount obligation is a domestic corporation, dividend payments by the Fund attributable to such portion of accrued OID may be eligible for the dividends-received deduction for corporate shareholders.

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

REITs. Any investment by the Fund in equity securities of REITs qualifying as real estate investment trusts under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-

received deduction and generally will not constitute qualified dividend income (see “Federal Income Taxation of Shareholders,” below).

The Fund may invest directly or indirectly (e.g., through REITs) in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, if the Fund invets in such interests, it may not be a suitable investment for charitable remainder trusts, as noted under “Tax-Exempt Shareholders” below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), and (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income. As a result, if the Fund invests in such interests, it may not be a suitable investment for charitable remainder trusts, as noted under “Tax-Exempt Shareholders” below.

Foreign Currency Transactions. Any transaction by the Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Options, Futures and Foreign Currency Forward Contracts, Swaps and Other Derivatives. The Fund’s use of derivatives, if any, may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Code. The Fund’s use of derivatives will also affect the amount, timing, and character of the Fund’s distributions. In addition, because the tax rules applicable to such investments may be uncertain under current U.S. federal income tax law, an adverse determination or future IRS guidance with respect to these rules may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of the Fund’s investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains in the Fund’s income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; (iii) cause adjustments in the holding periods of portfolio securities; (iv) convert capital gains into ordinary income; (v) characterize both realized and unrealized gains or losses as short-term or long-term, irrespective of the holding period of the investment; and (vi) require inclusion of unrealized gains or losses in the Fund’s income for purposes of determining whether 90% of the Fund’s gross income is Qualifying Income. Such provisions may apply to, among other investments, futures contracts, options on futures contracts, options on securities, options on security indices, swaps, credit default swaps, short sales and foreign securities. The Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

Certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on debt securities, futures contracts and equity indices) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain section 1256 contracts are treated as ordinary in character (See “Foreign Currency Transactions” above). Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.

The timing and character of income and losses arising in respect of swap contracts are, in many instances, unclear. The tax treatment of a payment made or received on a swap contract held by the Fund, and in particular, whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures and forward contracts and swaps undertaken by the Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expenses) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Repurchase Agreements and Securities Loans. Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, may not constitute qualified dividend income to individual shareholders and may not be eligible for the dividends-received deduction for corporate shareholders (see “Federal Income Taxation of Shareholders,” below). Similarly, any distribution of income that is attributable to (i) income received by the Fund in lieu of tax-exempt interest with respect to securities on loan or (ii) tax-exempt interest received by the Fund on tax-exempt securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income purposes as a loan by the Fund, may not constitute an exempt-interest dividend to shareholders.

Passive Foreign Investment Companies. Under the Code, investments in certain foreign investment companies that qualify as “passive foreign investment companies” (“PFICs”) are subject to special tax rules. A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii)

the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, “passive income” for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Equity investments by the Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat the PFIC as a “qualified electing fund” (i.e. make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, the Fund may make an election to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold and repurchased those holdings on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed by the Fund for it to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. The Fund that indirectly invests in PFICs by virtue of the Fund’s investment in other investment companies may not make such elections; rather, the underlying investment companies directly investing in PFICs would decide whether to make such elections.

Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Investments in Other Investment Companies. If the Fund receives dividends from another mutual fund, an ETF or another company that qualifies as a regulated investment company (each, an “investment company”), and the investment company reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

If the Fund receives dividends from an investment company and the investment company reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

Federal Income Taxation of Shareholders

For U.S. federal income tax purposes, distributions of investment income other than exempt-interest dividends (described below) are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned or is considered to have owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2013. These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. Taxable income that is retained by the Fund will be subject to tax at regular corporate rates. The Fund may also retain for investment its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

Any dividend declared in October, November or December of any calendar year and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31 of such calendar year, provided that the Fund pays the dividend on or before January 31 of the following calendar year.

Distributions are taxable to shareholders in the same manner whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan.

Distributions by the Fund will result in a reduction in the fair market value of the Fund’s shares. A distribution may be taxable to the shareholder even though, from an investment standpoint, it may constitute a partial return of capital. In particular, an investor that purchases shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to this shareholder as ordinary income or capital gain.

For taxable years beginning before January 1, 2013, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. This provision will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a PFIC.

In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

If the aggregate qualified dividend income received by the Fund during any taxable year is 95% or more of its “gross income,” then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

A portion of the dividends paid by the Fund to shareholders that are corporations (other than S corporations) may be eligible for the 70% dividends-received deduction (subject to a holding period requirement imposed by the Code) to the extent such dividends are derived from dividends received from U.S. corporations. However, any distributions received by the Fund from REITs or PFICs will not qualify for the corporate dividends-received deduction.

The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot be determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the net investment income and net capital gains the Fund realizes that year, in which case the excess generally will be treated as a return of capital to shareholders. A return of capital reduces a shareholder’s tax basis in Fund shares, with any amounts exceeding such basis treated as gain from the sale of such shares. To the extent a return of capital reduces a shareholder’s tax basis in Fund shares, the return of capital reduces any loss or increases any gain on the subsequent taxable disposition by a shareholder of those shares.

Sale or Redemption of Shares. The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares.

Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Other Taxation

Foreign Taxes. Income received by the Fund (or an investment company in which the Fund has invested) from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries is not known. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Fund. This will decrease the Fund’s yield on securities subject to such taxes. The Fund generally does not expect to be able to pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by investment companies in which the Fund invests.

Shareholders are advised to consult their own tax advisors with respect to the treatment of foreign source income and foreign taxes under the U.S. federal income tax laws.

Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends. The backup withholding tax rate is 28% for amounts paid through 2012. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise.

Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Shareholders. Income of a regulated investment company, such as the Fund, that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the Fund. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments (e.g., through REITs) in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October of 2006, a CRT will not recognize UBTI as a result of investing in the Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of the Fund as an investment through such plans.

Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts and Other Foreign Financial Assets. Certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in “specified foreign financial assets” on IRS Form 8938, which must be attached to their U.S. federal income tax returns for taxable years beginning after March 18, 2010. The IRS has not yet released a copy of the Form 8938 and has suspended the requirement to attach Form 8938 for any taxable year for which an income tax return is filed before the release of Form 8938. Following Form 8938’s release, individuals will be required to attach to their next income tax return required to be filed with the IRS a Form 8938 for each taxable year for which the filing of Form 8938 was suspended. Until the IRS provides more details regarding this reporting requirement, including in Form 8938 itself and related Treasury regulations, it remains unclear under what circumstances, if any, a shareholder’s (indirect) interest in the Fund’s “specified foreign financial assets,” if any, will be required to be reported on this Form 8938. In addition, shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Treasury Department Form
TD F 90-22.1, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor regarding the applicability to them of both of these reporting requirements.

Other Reporting and Withholding Requirements. Rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Withholdable payments include U.S.-source dividends and interest, and gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest.

The IRS has issued only preliminary guidance with respect to these rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that all or a portion of distributions made by the Fund after December 31, 2012 (or such later date as may be provided in future guidance) to a shareholder will be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder enters into an agreement with the IRS. Payments to shareholders that are U.S. persons will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications or other documentation, including, to the extent required, with regard to their direct and indirect owners, as the Fund requires to comply with these rules. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in the Fund.

Shareholders are urged to consult a tax advisor regarding this reporting and withholding regime, in light of their particular circumstances.

State and Local Taxes

The Fund is a series of a Massachusetts business trust. Under current law, neither the Trust nor the Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code. However, the Fund may be subject to state and/or local taxes in other jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the U.S. federal income tax laws. Shareholders should consult with their own tax advisors concerning the state and local tax consequences of investing in the Fund.

EACH SHAREHOLDER SHOULD CONSULT A TAX ADVISOR ABOUT THE APPLICATION OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS TO AN INVESTMENT IN THE FUND IN LIGHT OF THE SHAREHOLDER’S PARTICULAR TAX SITUATION.

OTHER INFORMATION

Massachusetts Business Trust

The Fund is a series of a “Massachusetts business trust.” A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the ByLaws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and is described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Fund or the Trust and that every note, bond, contract, certificate or undertaking made on behalf of the Fund or the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Fund.

The Declaration of Trust further provides that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Fund or the Trust, except if the liability arises from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties to such third persons. It also provides that all third persons shall look solely to the property of the Fund for any satisfaction of claims arising in connection with the affairs of the Fund. The Trust’s Declaration of Trust also provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Fund, except against any liability arising out of such Trustee or officer’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

Description of Shares

The Trust is an open end management investment company organized as a Massachusetts business trust in which the Fund represents a separate series of shares of beneficial interest. See “Massachusetts Business Trust” above. The Trustees may classify or reclassify any series of the Trust into one or more classes. The Trustees have authorized the issuance of three classes of shares of the Fund – the Service Class, Institutional Class and Investor Class shares.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in the Fund or assets of another series, if applicable. Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See “Massachusetts Business Trust” above. Shares of the Fund have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Fund’s Prospectus and in this SAI.

The shareholders of the Trust are entitled to one vote for each whole share held of the Fund (or a proportionate fractional vote in respect of a fractional share), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold annual meetings of shareholders. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or by the Trust’s Declaration of Trust.

The Trustees have authorized the issuance and sale to the public of shares of several series of the Trust. The Trustees may authorize the issuance of shares of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset value procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series will approve the adoption of any management contract, distribution agreement and any changes in investment policies of any such additional series, to the extent required by the 1940 Act.

Additional Information

This SAI and the Fund’s Prospectus do not contain all of the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Trust’s Registration Statement, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington D.C.

Statements contained in the SAI and the Fund’s Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the Trust’s Registration Statement. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Fund’s Prospectus or this SAI, in connection with the offer of shares of the Fund and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Fund or MDI. The Fund’s Prospectus and this SAI do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Fund or MDI to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

The Fund’s audited financial statements for the fiscal year ended October 31, 2010 and the related Notes to the Financial Statements for the Fund, as well as the Reports of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, from the Fund’s Annual Report for the fiscal year ended October 31, 2010 and the Fund’s unaudited financial statements for the period ended April 30, 2011 from the Fund’s Semi-Annual Report for the semi-annual period ended April 30, 2011 are incorporated by reference into this SAI (meaning such documents are legally a part of this SAI) and are on file with the SEC. The Fund’s Annual and Semi-Annual Reports are available without charge by calling the Fund at (800) 835-3879 or by visiting the Fund’s Website at www.managersinvest.com or on the SEC’s Website at www.sec.gov. All unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. In addition, all such adjustments are of a normal recurring nature.

APPENDIX A

DESCRIPTION OF BOND RATINGS ASSIGNED BY

STANDARD & POOR’S AND MOODY’S INVESTORS SERVICE

The Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by the Subadvisor to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. The following is a description of Moody’s and S&P’s rating categories applicable to fixed income securities.

Moody’s Investors Service

Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay shortterm obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Rating Definitions

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

The ratings and other credit related opinions of Standard & Poor’s and its affiliates are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings and credit related opinions should not rely on them in making any investment decision. Standard & Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s Financial Services LLC does not act as a fiduciary or an investment advisor. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

preliminary: Preliminary ratings, with the ‘prelim’ qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf: The (sf) subscript is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue’s or issuer’s creditworthiness.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

*: This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

APPENDIX B

SUMMARY OF SUBADVISORS’ PROXY VOTING POLICIES

Managers Micro-Cap Fund

Next Century Growth Investors LLC (“Next Century”)

A copy of Next Century’s proxy voting policies is attached as Appendix C.

Lord, Abbett & Co. LLC (“Lord Abbett”)

A copy of Lord Abbett’s proxy voting policies is attached as Appendix D.

WEDGE Capital Management L.L.P. (“WEDGE Capital”)

A copy of WEDGE Capital’s proxy voting policies is attached as Appendix E.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (U.S.)”)

A copy of RBC GAM (U.S.)’s proxy voting guidelines is attached as Appendix F.

B-1

APPENDIX C

Next Century Growth Investors LLC

PROXY VOTING POLICY AND GUIDELINES

PROXY VOTING POLICIES AND

PROCEDURES

Next Century Growth Investors, LLC

I.	Introduction

Next Century Growth Investors, LLC (“NCG”) is an investment advisor registered under the Investment Advisers Act of 1940. Set forth below is the Advisor’s policy on voting shares owned by advisory clients (note: these policies may be revised from time to time).

II.	Process

NCG has an inependent third party service provider to analyze proxy issues and recommend how to vote, and to provide assitance in the administration of the proxy process, including maintaining complete proxy voting records. While NCG takes into consideration the information and recommendations of the proxy service provider, NCG votes any proxy prudently and sollely in the best long-term economic interest of advisory clients and their beneficiaries.

III.	The Proxy Committee

The members of the Proxy Committee are set forth in Exhibit A. The Proxy Committee has authorized this Statement of Proxy Voting Policies (the “Statement”). The Proxy Committee meets as needed to administer, revise and update the Statement as new issues arise. In addition, the Proxy Committee meets when necessary to discuss and determine the votes for issues that do not fall into one of the categories defined herein, applying the general principle noted above. For issues that do not fall within predetermined voting guidelines, the Proxy Committee or its delegates may consult with the Portfolio Manager (or a member of the Portfolio Manager’s investment team) of the account holding the relevant security to determine how to cast the vote.

IV.	ERISA Fiduciary Duties and Proxy Voting

The voting of proxies on securities held in employee benefit plan investment portfolios is governed by the Employee Retirement Income Security Act of 1974 (“ERISA”). Accordingly, those who vote such proxies are subject to ERISA’s fiduciary duty provisions. In general, an ERISA fiduciary who votes proxies has a duty of loyalty, a duty of prudence, a duty to comply with plan documents and a duty to avoid prohibited transactions. The Proxy Committee reasonably believes that these Proxy Voting Policies satisfy ERISA’s fiduciary duty requirements generally and, in particular, the Department of Labor’s 1994 interpretive bulletin discussing ERISA’s fiduciary duty provisions in the proxy voting context. IB 94-2 (29 CFR §2509.94-2).

V.	Proxy Voting Guidelines

A general summary of the guidelines that we normally follow in voting proxies appears below. These voting guidelines reflect our general views. We reserve the flexibility to vote in a manner contrary to our general views on particular issues if we believe doing so is in the best interests of our clents. Many different specific types of proposals may arise under the broad categories discussed below, and it is not possible to contemplate every issue on which we may be asked to vote. Accordingly, we will vote on proposals concerning issues not expressly covered by these guidelines based on the specific factors that we believe are relevant.

A.	Routine Corporate Administrative Items

Philosophy: The Advisor generally is willing to vote with management on matters of a routine administrative nature. We feel management should be allowed to make those decisions that are essential to the ongoing operation of the company and which are not expected to have a major economic impact on the corporation and its shareholders. Examples of issues on which we will normally vote with management’s recommendation include:

1.	appointment or election of auditors;

2.	routine election or re-election of unopposed directors;

4.	issuance of additional shares for a stock split, to cover an acquisition, or new financing (a takeover defense will be analyzed on a case by case basis)

5.	name changes

6.	time and location of the annual meeting

B.	Compensation and Benefits

Philosophy: Due to recent corporate scandals and market volatility, shareholders increasingly have scrutinized the nature and amount of compensation paid by a company to its executive officer and other employees. NCG believes that because a company has exclusive knowledge of material information not available to shareholder regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. Accordingly, we generally vote with management on such matters. However, we may oppose management on a case-by-case basis if we believe a company’s compensation to be excessive or inconsistent with its peer companies’ compensation, compensation measures do not foster a long-term focus among its executive officers and other employees, or we believe a company has not met performance expectations.

1.	Incentive plans, restricted stock plans and bonus plans

2.	Executive pay limits

3.	Employee stock purchase or ownership plans;

4.	Say on pay

C.	Special Interest Issues

Philosophy: While there are many social, religious, political, and other special interest issues that are worthy of public attention, we believe that the burden of social responsibility rests with management. Because our primary responsibility in voting proxies is to provide for the greatest long-term shareholder value, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders. Accordingly, we will vote with management’s recommendation on issues such as:

1.	restrictions on military contracting,

2.	restrictions on the marketing of controversial products,

3.	restrictions on corporate political activities,

4.	restrictions on charitable contributions,

5.	restrictions on doing business with foreign countries,

6.	a general policy regarding human rights,

7.	a general policy regarding employment practices,

8.	a general policy regarding animal rights,

9.	a general policy regarding nuclear power plants

D.	Issues Having the Potential for Major Economic Impact

Philosophy: NCG is not willing to vote with management on proposals that have the potential for major economic impact on the company and the long-term value of its shares. NCG believes the company should carefully analyze these issues. The following are examples of the issues that we believe have the potential for major economic impact on shareholder value:

1.	Prevention of Greenmail

2.	Cumulative Voting of Directors

3.	Super-Majority Provisions

4.	Fair Price Provisions

5.	Defensive Strategies

6.	Business Combinations or Restructuring

VI.	Proxy Voting For Securities Involved In Securities Lending

The Advisor cannot vote securities that are on loan with a third party borrower when the record date occurs.

VII.	Resolving Material Conflicts of Interest

NCG may address material conflicts between the Advisor’s interest and those of its advisory clients by using any of the following methods: (1) adopting a policy of disclosing the conflict to clients and obtaining their consent before voting; (2) basing the proxy vote on pre-determined voting guidelines if the application of the guidelines to the matter presented to clients involved little discretion on the part of the Advisors; or (3) utilizing the recommendations of an independent third party.

Presently, material conflicts of interest are minimized by a) using pre-determined voting guidelines, b) using the recommendations of an independent third party, and c) referring conflicts of interest to the Proxy Committee for decision.

VIII.	Proxy Voting Record Retention

NCG retains the following records: (1) proxy voting policies and procedures; (2) proxy statements; (3) records of votes cast on behalf of clients; (4) records of clients’ request for proxy voting information; and (5) any documents prepared by or on behalf of the Advisor that were material in making the decision on how to vote.

Instead of keeping its own files, the Advisor may rely on proxy statements filed on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system. Also, the Advisor may rely on a third party for retention of proxy statements and records of votes cast.

The Advisor retains the above-mentioned records for a minimum of five years.

IX.	Disclosure of Proxy Voting Policy and Procedures and Voting Records

Investment Adviser Proxy Voting Disclosure Rules

The Advisor is required to disclose to clients how they can obtain information from the Advisor regarding how the clients’ securities were voted. In addition, the Advisor is required to provide clients with a copy of the Proxy Voting Policies and Procedures upon request.

EXHIBIT A

The Proxy Committee consists of the following members or their delegates:

•	Peter M. Capouch, Portfolio Manager

•	Kelly McNulty, Vice President (Voting Delegate)

APPENDIX D

Lord, Abbett & Co. LLC

PROXY VOTING POLICY AND GUIDELINES

LORD, ABBETT & CO. LLC

PROXY VOTING POLICIES AND PROCEDURES

Introduction

Under the Investment Advisers Act of 1940, as amended, Lord, Abbett & Co. LLC (“Lord Abbett” or “we”) acts as a fiduciary that owes each of its clients duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. This means that Lord Abbett is required to vote proxies in the manner we believe is in the best interests of each client, including the Lord Abbett Funds (the “Funds”) and their shareholders. We take a long-term perspective in investing our clients’ assets and employ the same perspective in voting proxies on their behalf. Accordingly, we tend to support proxy proposals that we believe are likely to maximize shareholder value over time, whether such proposals were initiated by a company or its shareholders.

Proxy Voting Process Overview

Lord Abbett has a Proxy Group within its Operations Department (the “Proxy Group”) that oversees proxy voting mechanics on a day-to-day basis and provides Lord Abbett’s Proxy Policy Committee (the “Proxy Policy Committee”) and Investment Department personnel with information regarding proxy voting. The Proxy Policy Committee consists of Lord Abbett’s Chief Investment Officer, Director of Domestic Equity Portfolio Management, Director of International Equity, Director of Research, and General Counsel. Voting decisions are made by the Investment Department in accordance with these policies and procedures and are carried out by the Proxy Group.

Lord Abbett has retained an independent third party service provider (the “Proxy Advisor”) to analyze proxy issues and recommend how to vote on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.1 While Lord Abbett takes into consideration the information and recommendations of the Proxy Advisor, Lord Abbett votes all proxies based on its own proxy voting policies, including Lord Abbett’s conclusions regarding the best interests of the Funds, their shareholders, and other advisory clients, rather than basing decisions solely on the Proxy Advisor’s recommendations.

Lord Abbett has implemented a three-pronged approach to the proxy voting process, which is described more fully below:

•	In cases where we deem any client’s position in a company to be material,[2] the relevant investment team is responsible for determining how to vote the security.

[1]	Lord Abbett currently retains Institutional Shareholder Services Inc. as the Proxy Advisor.
[2]

We presently consider a position in a particular company to be material if: (1) it represents more than 1% of any client’s portfolio holdings and all clients’ positions in the company together represent more than 1% of the company’s outstanding shares; or (2) all clients’

Once a voting decision has been made, the investment team provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

•

In cases where we deem all clients’ positions in a company to be non-material, the Chief Administrative Officer for the Investment Department is responsible for determining how to vote the security. The Chief Administrative Officer may seek guidance from the relevant investment team, the Proxy Policy Committee or any of its members, the Proxy Advisor, or other sources to determine how to vote. Once a voting decision has been made, the Chief Administrative Officer provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

•

Lord Abbett has identified certain types of proxy proposals that it considers purely administrative in nature and as to which it always will vote in the same manner. The Proxy Group is authorized to vote on such proposals without receiving instructions from the Investment Department, regardless of the materiality of any client’s position. Lord Abbett presently considers the following specific types of proposals to fall within this category: (1) proposals to change a company’s name, as to which Lord Abbett always votes in favor; (2) proposals regarding formalities of shareholder meetings (namely, changes to a meeting’s date, time, or location), as to which Lord Abbett always votes in favor; and (3) proposals to allow shareholders to transact other business at a meeting, as to which Lord Abbett always votes against.

When multiple investment teams manage one or more portfolios that hold the same voting security, the investment team that manages the largest number of shares of the security will be considered to have the dominant position and Lord Abbett will vote all shares on behalf of all clients that hold the security in accordance with the vote determined by the investment team with the dominant position.

Conflicts of Interest

Lord Abbett is an independent, privately held firm with a singular focus on the management of money. Although Lord Abbett does not face the conflicts of interest inherent in being part of a larger financial institution, conflicts of interest nevertheless may arise in the proxy voting process. Such a conflict may exist, for example, when a client’s account holds shares of a company that also is a client of Lord Abbett. We have adopted safeguards designed to ensure that conflicts of interests are identified and resolved in our clients’ best interests rather than our own. Generally, when a potential conflict of interest arises, Lord Abbett adheres to its voting guidelines on the issue or, if

(continued from page 1) positions in the company together represent more than 5% of the company’s outstanding shares. For purposes of determining materiality, we exclude shares held by clients with respect to which Lord Abbett does not have authority to vote proxies. We also exclude shares with respect to which Lord Abbett’s vote is restricted or limited due to super-voting share structures (where one class of shares has super-voting rights that effectively disenfranchise other classes of shares), vote limitation policies, and other similar measures. This definition of materiality is subject to change at our discretion.

the guidelines do not address the particular issue, we would follow the Proxy Advisor’s recommendation.

Lord Abbett maintains a list of all publicly held companies for which one of the Funds’ independent directors/trustees also serves on the board of directors or is a nominee for election to the board of directors. If a Fund owns stock in such a company and if Lord Abbett decides not to follow the Proxy Advisor’s recommendation concerning a proxy proposal involving the company, Lord Abbett will notify the related Fund’s Proxy Committee3 and seek voting instructions from the Committee. In these instances, if applicable, the independent director/trustee will abstain from any discussions by the Fund’s Proxy Committee regarding the company.

Lord Abbett also maintains a list of all publicly held companies (including any subsidiaries of such companies) that have a significant business relationship with Lord Abbett. A “significant business relationship” for this purpose means: (1) a broker dealer firm that is responsible for one percent or more of the Funds’ total dollar amount of shares sold for the last 12 months; (2) a firm that is a sponsor firm with respect to Lord Abbett’s separately managed account business; (3) an institutional account client that has an investment management agreement with Lord Abbett; (4) an institutional investor that, to Lord Abbett’s knowledge, holds at least $5 million in shares of the Funds; and (5) a retirement plan client that, to Lord Abbett’s knowledge, has at least $5 million invested in the Funds. For proxy proposals involving such companies, Lord Abbett will notify the Funds’ Proxy Committees and seek voting instructions from the Committees only in those situations where Lord Abbett proposes not to follow the Proxy Advisor’s recommendations.

Proxy Voting Guidelines

A general summary of the guidelines that we normally follow in voting proxies appears below. These voting guidelines reflect our general views. We reserve the flexibility to vote in a manner contrary to our general views on particular issues if we believe doing so is in the best interests of our clients, including the Funds and their shareholders. Many different specific types of proposals may arise under the broad categories discussed below, and it is not possible to contemplate every issue on which we may be asked to vote. Accordingly, we will vote on proposals concerning issues not expressly covered by these guidelines based on the specific factors that we believe are relevant.

A.	Auditors – Auditors are responsible for examining, correcting, and verifying the accuracy of a company’s financial statements. Lord Abbett believes that companies

[3]

The Boards of Directors and Trustees of the Funds have delegated oversight of proxy voting to separate Proxy Committees comprised solely of independent directors and/or trustees, as the case may be. Each Proxy Committee is responsible for, among other things: (1) monitoring Lord Abbett’s actions in voting securities owned by the related Fund; (2) evaluating Lord Abbett’s policies in voting securities; and (3) meeting with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

normally are in the best position to select their auditors and, therefore, we generally support management’s recommendations concerning the ratification of the selection of auditors. However, we may evaluate such proposals on a case-by-case basis due to concerns about impaired independence, accounting irregularities, or failure of the auditors to act in shareholders’ best economic interests, among other factors we may deem relevant.

B.	Directors

1.	Election of directors - The board of directors of a company oversees all aspects of the company’s business. Companies and, under certain circumstances, their shareholders, may nominate directors for election by shareholders. Lord Abbett believes that the independent directors currently serving on a company’s board of directors (or a nominating committee comprised of such independent directors) generally are in the best position to identify qualified director nominees. Accordingly, we normally vote in accordance with management’s recommendations on the election of directors. In evaluating a director nominee’s candidacy, however, Lord Abbett may consider the following factors, among others: (1) the nominee’s experience, qualifications, attributes, and skills, as disclosed in the company’s proxy statement; (2) the composition of the board and its committees; (3) whether the nominee is independent of company management; (4) the nominee’s board meeting attendance; (5) the nominee’s history of representing shareholder interests on the company’s board or other boards; (6) the nominee’s investment in the company; (7) the company’s long- term performance relative to a market index; and (8) takeover activity. In evaluating a compensation committee nominee’s candidacy, Lord Abbett may consider additional factors including the nominee’s record on various compensation issues such as tax gross-ups, severance payments, options repricing, and pay for performance, although the nominee’s record as to any single compensation issue alone will not necessarily be determinative. Lord Abbett may withhold votes for some or all of a company’s director nominees on a case-by-case basis.

2.	Majority voting - Under a majority voting standard, director nominees must be elected by an affirmative majority of the votes cast at a meeting. Majority voting establishes a higher threshold for director election than plurality voting, in which nominees who receive the most votes are elected, regardless of how small the number of votes received is relative to the total number of shares voted. Lord Abbett generally supports proposals that seek to adopt a majority voting standard.

3.	Board classification - A “classified” or “staggered” board is a structure in which only a portion of a company’s board of directors (typically one-third) is elected each year. A company may employ such a structure to promote continuity of leadership and thwart takeover attempts. Lord Abbett generally votes against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by such a structure. In evaluating a classified board proposal, Lord Abbett may consider the following factors, among others: (1) the company’s long-term strategic plan; (2) the extent to which continuity of leadership is necessary to advance that plan; and (3) the need to guard against takeover attempts.

4.	Independent board and committee members - An independent director is one who serves on a company’s board but is not employed by the company or affiliated with it in any other capacity. While company boards may apply different standards in assessing director independence, including any applicable standards prescribed by stock exchanges and the federal securities laws, a director generally is determined to qualify as independent if the director does not have any material relationship with the company (either directly or indirectly) based on all relevant facts and circumstances. Material relationships can include employment, business, and familial relationships, among others. Lord Abbett believes that independent board and committee membership often helps to mitigate the inherent conflicts of interest that arise when a company’s executive officers also serve on its board and committees. Therefore, we generally support the election of board or committee nominees if such election would cause a majority of a company’s board or committee members to be independent. However, a nominee’s effect on the independent composition of the board or any committee is one of many factors Lord Abbett considers in voting on the nominee and will not necessarily be dispositive.

5.	Independent board chairman - Proponents of proposals to require independent board chairmen (formerly often referred to as “separation of chairman and chief executive officer” proposals) seek to enhance board accountability and mitigate a company’s risk-taking behavior by requiring that the role of the chairman of the company’s board of directors be filled by an independent director. We generally vote with management on proposals that call for independent board chairmen. We may vote in favor of such proposals on a case-by-case basis, despite management opposition, if we believe that a company’s governance structure does not promote independent oversight through other means, such as a lead director, a board composed of a majority of independent directors, and/or independent board committees. In evaluating independent chairman proposals, we will focus in particular on the presence of a lead director, which is an independent director designated by a board with a non-independent chairman to serve as the primary liaison between company management and the independent directors and act as the independent directors’ spokesperson.

C.	Compensation and Benefits

1.	General - In the wake of recent corporate scandals and market volatility, shareholders increasingly have scrutinized the nature and amount of compensation paid by a company to its executive officers and other employees. Lord Abbett believes that because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. Accordingly, we generally vote with management on such matters. However, we may oppose management on a case-by-case basis if we deem a company’s compensation to be excessive or inconsistent with its peer companies’ compensation, we believe a company’s compensation measures do not foster a long-term focus among its executive officers and other employees, or we believe a company has not met performance expectations, among other reasons. Discussed below are some specific types of compensation-related proposals that we may encounter.

2.	Incentive compensation plans - An incentive compensation plan rewards an executive’s performance through a combination of cash compensation and stock awards. Incentive compensation plans are designed to align an executive’s compensation with a company’s long-term performance. As noted above, Lord Abbett believes that management generally is in the best position to assess executive compensation levels and, therefore, generally votes with management on proposals relating to incentive compensation plans. In evaluating such a proposal, however, Lord Abbett may consider the following factors, among others: (1) the executive’s expertise and the value he or she brings to the company; (2) the company’s performance, particularly during the executive’s tenure; (3) the percentage of overall compensation that consists of stock; (4) whether and/or to what extent the incentive compensation plan has any potential to dilute the voting power or economic interests of other shareholders; (5) the features of the plan and costs associated with it; (6) whether the plan provides for repricing or replacement of underwater stock options; and (7) quantitative data from the Proxy Advisor regarding compensation ranges by industry and company size. We also scrutinize very closely the proposed repricing or replacement of underwater stock options, taking into consideration the stock’s volatility, management’s rationale for the repricing or replacement, the new exercise price, and any other factors we deem relevant.

3.	Say on pay - “Say on pay” proposals give shareholders a nonbinding vote on executive compensation. These proposals are designed to serve as a means of conveying to company management shareholder concerns, if any, about executive compensation. Lord Abbett believes that management generally is in the best position to assess executive compensation. Thus, we generally vote with management on say on pay proposals unless we believe that compensation has been excessive or direct feedback to management about compensation has not resulted in any changes. We also generally vote with management on proposals regarding the frequency of say on pay votes. However, any particular vote will be based on the specific facts and circumstances we deem relevant.

4.	Pay for performance - “Pay for performance” proposals are shareholder proposals that seek to achieve greater alignment between executive compensation and company performance. Shareholders initiating these proposals tend to focus on board compensation committees’ accountability, the use of independent compensation consultants, enhanced disclosure of compensation packages, and perquisites given to executives. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally follow management’s voting recommendations regarding pay for performance proposals. However, we may evaluate such proposals on a case-by-case basis if we believe a company’s long- term interests and its executives’ financial incentives are not properly aligned or if we question the methodology a company followed in setting executive compensation, among other reasons.

5.	Clawback provisions - A clawback provision allows a company to recoup or “claw back” incentive compensation paid to an executive if the company later determines that the executive did not actually meet applicable performance goals. For example, such provisions might be used when a company calculated an executive’s compensation based on materially inaccurate or fraudulent financial statements. Some clawback provisions are triggered only if the misalignment between compensation and performance is attributable to improper conduct on the part of the executive. Shareholder proponents of clawback proposals believe that they encourage executive accountability and mitigate a company’s risk-taking behavior. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally vote with management on clawback proposals. We may, however, evaluate such a proposal on a case-by-case basis due to concerns about the amount of compensation paid to the executive, the executive’s or the company’s performance, or accounting irregularities, among other factors we may deem relevant.

6.	Anti-gross-up policies - Tax “gross-ups” are payments by a company to an executive intended to reimburse some or all of the executive’s tax liability with respect to compensation, perquisites, and other benefits. Because the gross-up payment also is taxable, it typically is inflated to cover the amount of the tax liability and the gross-up payment itself. Critics of such payments argue that they often are not transparent to shareholders and can substantially enhance an executive’s overall compensation. Thus, shareholders increasingly are urging companies to establish policies prohibiting tax gross-ups. Lord Abbett generally favors adoption of anti-tax gross-up policies themselves, but will not automatically vote against a compensation committee nominee solely because the nominee approved a gross-up.

7.	Severance agreements and executive death benefits - Severance or so-called “golden parachute” payments sometimes are made to departing executives after termination or upon a company’s change in control. Similarly, companies sometimes make executive death benefit or so-called “golden coffin” payments to an executive’s estate. Both practices increasingly are coming under shareholder scrutiny. While we generally vote with management on compensation matters and acknowledge that companies may have contractual obligations to pay severance or executive death benefits, we scrutinize cases in which such benefits are especially lucrative or are granted despite the executive’s or the company’s poor performance, and may vote against management on a case-by-case basis as we deem appropriate. We also generally support proposals to require that companies submit severance agreements and executive death benefits for shareholder ratification.

8.	Executive pay limits - Lord Abbett believes that a company’s flexibility with regard to its compensation practices is critical to its ability to recruit, retain, and motivate key talent. Accordingly, we generally vote with management on shareholder proposals that seek to impose limits on executive compensation.

9.	Employee stock purchase plans - Employee stock purchase plans permit employees to purchase company stock at discounted prices and, under certain circumstances, receive favorable tax treatment when they sell the stock. Lord Abbett generally follows management’s voting recommendation concerning employee stock purchase plans, although we generally do not support plans that are dilutive.

D.	Corporate Matters

1.	Charter amendments - A company’s charter documents, which may consist of articles of incorporation or a declaration of trust and bylaws, govern the company’s organizational matters and affairs. Lord Abbett believes that management normally is in the best position to determine appropriate amendments to a company’s governing documents. Some charter amendment proposals involve routine matters, such as changing a company’s name or procedures relating to the conduct of shareholder meetings. Lord Abbett believes that such routine matters do not materially affect shareholder interests and, therefore, we vote with management with respect to them in all cases. Other types of charter amendments, however, are more substantive in nature and may impact shareholder interests. We consider such proposals on a case-by- case basis to the extent they are not explicitly covered by these guidelines.

2.	Changes to capital structure - A company may propose amendments to its charter documents to change the number of authorized shares or create new classes of stock. We generally support proposals to increase a company’s number of authorized shares when the company has articulated a clear and reasonable purpose for the increase (for example, to facilitate a stock split, merger, acquisition, or restructuring). However, we generally oppose share capital increases that would have a dilutive effect. We also generally oppose proposals to create a new class of stock with superior voting rights.

3.	Reincorporation – We generally follow management’s recommendation regarding proposals to change a company’s state of incorporation, although we consider the rationale for the reincorporation and the financial, legal, and corporate governance implications of the reincorporation. We will vote against reincorporation proposals that we believe contravene shareholders’ interests.

4.	Mergers, acquisitions, and restructurings – A merger or acquisition involves combining two distinct companies into a single corporate entity. A restructuring involves a significant change in a company’s legal, operational, or structural features. After these kinds of transactions are completed, shareholders typically will own stock in a company that differs from the company whose shares they initially purchased. Thus, Lord Abbett views the decision to approve or reject a potential merger, acquisition, or restructuring as being equivalent to an investment decision. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the anticipated financial and operating benefits; (2) the offer price; (3) the prospects of the resulting company; and (4) any expected changes in corporate governance and their impact on shareholder rights. We generally vote against management proposals to require a supermajority shareholder vote to approve mergers or other significant business combinations. We generally vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We also generally vote against charter amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of a company’s voting stock.

E.	Anti-Takeover Issues and Shareholder Rights

1.	Proxy access – Proxy access proposals advocate permitting shareholders to have their nominees for election to a company’s board of directors included in the company’s proxy statement in opposition to the company’s own nominees. Recently adopted amendments to the U.S. Securities and Exchange Commission’s (the “SEC”) proxy rules allow shareholders or groups of shareholders satisfying certain stock ownership and other eligibility requirements to include their director nominees on a company’s proxy ballot under certain limited circumstances. Proxy access initiatives enable shareholders to nominate their own directors without incurring the often substantial cost of preparing and mailing a proxy statement, making it less expensive and easier for shareholders to challenge incumbent directors. Lord Abbett supports such measures so long as they comport with the requirements set forth in the SEC’s proxy rules. However, we generally will vote with management on proposals that seek to allow proxy access subject to less stringent requirements.

2.	Shareholder rights plans – Shareholder rights plans or “poison pills” are a mechanism of defending a company against takeover efforts. Poison pills allow current shareholders to purchase stock at discounted prices or redeem shares at a premium after a takeover, effectively making the company more expensive and less attractive to potential acquirers. Companies may employ other defensive tactics in combination with poison pills, such as golden parachutes that take effect upon a company’s change in control and therefore increase the cost of a takeover. Because poison pills can serve to entrench management and discourage takeover offers that may be attractive to shareholders, we generally vote in favor of proposals to eliminate poison pills and proposals to require that companies submit poison pills for shareholder ratification. In evaluating a poison pill proposal, however, Lord Abbett may consider the following factors, among others: (1) the duration of the poison pill; (2) whether we believe the poison pill facilitates a legitimate business strategy that is likely to enhance shareholder value; (3) our level of confidence in management; (4) whether we believe the poison pill will be used to force potential acquirers to negotiate with management and assure a degree of stability that will support good long-range corporate goals; and (5) the need to guard against takeover attempts.

3.	Chewable pill provisions – A “chewable pill” is a variant of the poison pill that mandates a shareholder vote in certain situations, preventing management from automatically discouraging takeover offers that may be attractive to shareholders. We generally support chewable pill provisions that balance management’s and shareholders’ interests by including: (1) a redemption clause allowing the board to rescind a pill after a potential acquirer’s holdings exceed the applicable ownership threshold; (2) no dead-hand or no-hand pills, which would allow the incumbent board and their approved successors to control the pill even after they have been voted out of office; (3) sunset provisions that allow shareholders to review and reaffirm or redeem a pill after a predetermined time frame; and (4) a qualifying offer clause, which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

4.	Anti-greenmail provisions – An anti-greenmail provision is a special charter provision that prohibits a company’s management from buying back shares at above market prices from potential acquirers without shareholder approval. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

5.	Fair price provisions – A fair price provision is a special charter provision that requires that all selling shareholders receive the same price from a buyer. Fair price provisions are designed to protect shareholders from inequitable two-tier stock acquisition offers in which some shareholders may be bought out on disadvantageous terms. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

6.	Rights to call special shareholder meetings – Proposals regarding rights to call special shareholder meetings normally seek approval of amendments to a company’s charter documents. Lord Abbett generally votes with management on proposals concerning rights to call special shareholder meetings. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the stock ownership threshold required to call a special meeting; (2) the purposes for which shareholders may call a special meeting; (3) whether the company’s annual meetings offer an adequate forum in which shareholders may raise their concerns; and (4) the anticipated economic impact on the company of having to hold additional shareholder meetings.

7.	Supermajority vote requirements – A proposal that is subject to a supermajority vote must receive the support of more than a simple majority in order to pass. Supermajority vote requirements can have the effect of entrenching management by making it more difficult to effect change regarding a company and its corporate governance practices. Lord Abbett normally supports shareholders’ ability to approve or reject proposals based on a simple majority vote. Thus, we generally vote for proposals to remove supermajority vote requirements and against proposals to add them.

8.	Cumulative voting – Under cumulative or proportional voting, each shareholder is allotted a number of votes equal to the number of shares owned multiplied by the number of directors to be elected. This voting regime strengthens the voting power of minority shareholders because it enables shareholders to cast multiple votes for a single nominee. Lord Abbett believes that a shareholder or group of shareholders using this technique to elect a director may seek to have the director represent a narrow special interest rather than the interests of the broader shareholder population. Accordingly, we generally vote against cumulative voting proposals.

9.	Confidential voting – In a confidential voting system, all proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential. An open voting system, by contrast, gives management the ability to identify shareholders who oppose its proposals. Lord Abbett believes that confidential voting allows shareholders to vote without fear of retribution or coercion based on their views. Thus, we generally support proposals that seek to preserve shareholders’ anonymity.

10.	Reimbursing proxy solicitation expenses – Lord Abbett generally votes with management on shareholder proposals to require a company to reimburse reasonable expenses incurred by one or more shareholders in a successful proxy contest, and may consider factors including whether the board has a plurality or majority vote standard for the election of directors, the percentage of directors to be elected in the contest, and shareholders’ ability to cumulate their votes for the directors.

11.

Transacting other business – Lord Abbett believes that proposals to allow shareholders to transact other business at a meeting deprive other shareholders of sufficient time and information to carefully evaluate the relevant business issues and determine how to vote with respect to them. Therefore, Lord Abbett always votes against such proposals.

F.	Social, Political, and Environmental Issues – Proposals relating to social, political, or environmental issues typically are initiated by shareholders and urge a company to disclose certain information or change certain business practices. Lord Abbett evaluates such proposals based on their effect on shareholder value rather than on their ideological merits. We generally follow management’s recommendation on social, political, and environmental proposals and tend to vote against proposals that are unduly burdensome or impose substantial costs on a company with no countervailing economic benefits to the company’s shareholders. Nonetheless, we pay particular attention to highly controversial issues, as well as instances where management has failed repeatedly to take corrective actions with respect to an issue.

G.	Share Blocking – Certain foreign countries impose share blocking restrictions that would prohibit Lord Abbett from trading a company’s stock during a specified period before the company’s shareholder meeting. Lord Abbett believes that in these situations, the benefit of maintaining liquidity during the share blocking period outweighs the benefit of exercising our right to vote. Therefore, it is Lord Abbett’s general policy to not vote securities in cases where share blocking restrictions apply.

Amended: March 10, 2011

APPENDIX E

WEDGE Capital Management L.L.P.

PROXY VOTING POLICY AND GUIDELINES

WEDGE Capital Management L.L.P.

Proxy Policy

Revised: March 2011

WEDGE Capital Management L.L.P. (“WEDGE”) established this policy to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and, as a fiduciary to ERISA clients, proxy voting responsibilities promulgated by the Department of Labor. This policy applies to accounts in which WEDGE has voting authority. WEDGE’S authority to vote client proxies is established by an advisory contract or a comparable document.

Voting Guidelines

Traditional Products (SCP, MCP, LCP)

The analyst who recommends the security for the WEDGE portfolio has voting responsibility for that security. If the security is held in multiple traditional products, the analyst who holds the most shares in his or her portfolio is responsible for voting. Securities held in both a quantitative product and a traditional product are voted by the traditional portfolio analyst.

WEDGE casts votes in the best economic interest of shareholders. Therefore, the vote for each security held in a traditional product is cast on a case-by-case basis. Each analyst may conduct his or her own research and/or use the information provided by Glass Lewis & Co., LLC (“Glass Lewis”). (Glass Lewis provides proxy analyses containing research and objective vote recommendations on each proposal.) If an analyst chooses to vote against management’s recommended vote, a reason must be provided on the voting materials and recorded in the vote management software.

Votes should be cast either “For” or “Against.” In very limited instances an abstention may be appropriate; in which case, the analyst should document why he or she abstained. This will be documented in the vote management software by the proxy department.

Quantitative Products (MIC, QVM: Large Cap, QVM: Small-Mid)

WEDGE will generally vote securities held in products that are quantitative in nature in accordance with the Glass Lewis recommended vote. In instances where Glass Lewis votes against the management recommended vote, a reason must be recorded in the vote management software.

For securities that meet certain criteria, the analyst responsible for that product must vote the security. Generally, the criteria for these select securities are:

•	WEDGE clients hold greater than 1% of the outstanding shares of the security, OR

•	the position size of the security in the portfolio is greater than 1.5%.

Conflicts of Interest

All conflicts of interest are to be resolved in the best interest of our clients.

To alleviate potential conflicts of interest or the appearance of conflicts, WEDGE does not allow any associate or his or her spouse to sit on the board of directors of any public company without Management Committee approval, and all associates have to affirm quarterly that they are in compliance with this requirement.

All associates must adhere to the CFA Institute Code of Ethics and Standards of Professional Conduct, which requires specific disclosure of conflicts of interest and strict adherence to independence and objectivity standards. Situations that may create a conflict or the appearance of a conflict include but are not limited to the following:

1.	An analyst has a financial interest in the company or in a company which may be involved in a merger or acquisition with the company in question.

2.	An analyst has a personal relationship with someone (e.g. a close friend or family member) who is employed by the company in question or by a company which may be involved in a merger or acquisition with the company in question.

3.	The company in question is a client or prospective client of the firm.

If any of the three criteria listed above is met, or if the analyst feels a potential conflict of interest exists for any reason, he or she should complete a Potential Conflict of Interest Form (PCIF -Attachment A). The PCIF identifies the potential conflict of interest and is used to document the review of the vote.

For items 1 & 2 above, the voting analyst is required to consult with an analyst who does not have a potential conflict of interest. If the consulting analyst disagrees with the voting analyst’s vote recommendation, a Management Committee member must be consulted. For item 3 above (or any other potential conflict not identified above), two of the three Management Committee members must review and agree with the recommended vote. The completed PCIF is attached to the voting materials and reviewed by the proxy department for accurate completion prior to being recorded in the vote management software.

Due to the importance placed on Glass Lewis recommended votes, it is important that Glass Lewis has procedures in place to mitigate any potential conflicts of interest. The independence of Glass Lewis will be reviewed during each audit of the proxy process.

Proxy Voting Records

As required by Rule 204-2 under the Investment Advisers Act of 1940, WEDGE will maintain the following records:

•	The Proxy Policy

•	Record of each vote cast on behalf of WEDGE’S clients

•	Documents prepared by WEDGE that were material to making a proxy voting decision, including PCIFs

•	Each written client request for proxy voting records and WEDGE’S written response to any written or oral client request

Policy Disclosure

On an annual basis, WEDGE will send Form ADV Part II to all clients to disclose how they can obtain a copy of the Proxy Policy and/or information on how their securities were voted. Clients may request a copy of the Proxy Policy and voting decisions at any time by contacting WEDGE at the address below.

Attention: Proxy Request

WEDGE Capital Management L.L.P.

301 S. College Street, Suite 2920

Charlotte, NC 28202-6002

Via E-mail: proxy@wedgecapital.com

Review Procedures

Periodically, WEDGE will review proxy voting for compliance with this policy and determine if revisions to the policy are necessary.

APPENDIX F

RBC Global Asset Management (U.S.) Inc.

PROXY VOTING POLICY AND GUIDELINES

RBC Global Asset Management (U.S.) Inc.

Policies and Procedures with Respect to the Voting of Proxies

General

These policies and procedures describe the manner in which RBC Global Asset Management (U.S.) Inc. (“Adviser”) discharges its obligations to clients with respect to the voting of clients’ proxies.

These policies and procedures have been designed to ensure that the Adviser:

(a)	is acting with the appropriate level of care, skill, prudence and diligence; and

(b)	votes the proxies of its clients solely in their long-term best interests or, in the case of ERISA plans and public pension plans, in the long-term interests of their participants and beneficiaries and for the exclusive purpose of providing benefits to them.

Responsibility to Vote Proxies

RBC Funds

Although the Adviser acts as investment adviser to the RBC Funds (the “Funds”), it has not been granted discretion with respect to the voting of proxies on behalf of the Funds.

The RBC Funds Trust has adopted separate proxy voting policies, subject to oversight by the Funds’ Board of Trustees. Accordingly, the Adviser does not vote proxies on behalf of the Funds, nor does it oversee voting of the Funds.

Institutional Accounts

General

Where the Adviser has been engaged by an institutional client and provided with full discretion over the client’s assets, the Adviser votes proxies on behalf of the client unless the client has specifically instructed the Adviser not to do so, has reserved voting authority for itself or has delegated voting authority to a third party.

ERISA Accounts

The Adviser recognizes that, as an investment manager appointed to manage the accounts of ERISA plans, the United States Department of Labor takes the position that the Adviser has an obligation to vote proxies where (a) the client has specifically directed it to do so or (b) the client has not specifically directed it to do so, but also has not specifically precluded it from doing so.

Accordingly, ERISA accounts which wish to retain responsibility for proxy voting or to assign that responsibility to a different investment manager or proxy voting service must either indicate in their investment management agreement or investment policy statement that the Adviser is not responsible for voting proxies or otherwise indicate in writing to the Adviser that it is precluded from voting proxies.

Engagement of Proxy Research and Voting Services

Taft-Hartley Advisory Service

The Adviser has engaged RiskMetrics Group (“Risk Metrics”), Taft-Hartley Advisory Service (“T-HAS”) as its primary proxy research and voting service. T-HAS’ analysis of proxy issues and the matters it takes into consideration in making voting recommendations are consistent with the Adviser’s belief that proxies should be voted in shareholders’ long-term interests. The Adviser has instructed T-HAS to execute all proxies in accordance with its recommendation unless instructed otherwise by the Adviser.

The Adviser has satisfied itself that T-HAS has implemented adequate policies and procedures, including information barriers, to ensure that its staff involved in the preparation of proxy research and recommendations are independent of the clients for whom its sister division, ISS Corporate Services, Inc. (ICS), a subsidiary of RiskMetrics Group, Inc.,, provides corporate governance advice and services to corporate issuers. Because of these measures, ISS can make recommendations for voting proxies in an impartial manner and in the best interests of the Adviser’s clients.

The engagement of T-HAS is not intended to be a delegation of the Adviser’s proxy voting responsibilities and does not relieve the Adviser of its fiduciary obligations to clients with respect to the voting of proxies. Accordingly, the Adviser retains the right to vote clients’ proxies in a manner that is different from what T-HAS recommends, where the Adviser believes that to do so would be in the client’s best interests and is not contrary to the terms of the investment management agreement.

Other Proxy Voting Services

When directed by a client to do so, the Adviser will engage on behalf of that client the basic proxy research and voting services of ISS’ Social Advisory Services (SAS).

Where a client, including an ERISA client, has directed the Adviser to use a proxy voting service other than T-HAS, the Adviser will exercise no discretion to vote the client’s proxies in a manner different from what has been recommended by the client’s proxy voting service. The Adviser has no obligation to provide reporting.

Proxy Committee

The Adviser’s Proxy Committee (the “Committee”) includes the Director of Equities-U.S, the Head of Institutional Portfolio Management-US, the Chief Compliance Officer, the head of each equity team, the Proxy Administrator and Alternate Proxy Administrator and such other Adviser staff involved in the proxy voting process, as the other members of the Committee deem necessary or desirable. A Committee Chair will be appointed to ensure that the Committee meets on an as needed basis and to provide oversight and supervision of the proxy voting process. The Committee shall meet at least annually and minutes of the meetings shall be recorded.

The Proxy Committee is responsible for establishing, monitoring, and reviewing the Adviser’s policies and guidelines with respect proxy voting, but does not generally consider the manner in which specific proxies are or have been voted. The Proxy Committee shall consider the Adviser’s fiduciary responsibility to all clients when addressing proxy issues.

Oversight of T-HAS

The Proxy Committee will review the proxy voting policies and guidelines of T-HAS at least annually in order to satisfy itself that those guidelines and policies continue to reflect what the Adviser believes to be in the best interests of its clients and are consistent with the Adviser’s proxy voting guidelines. The Proxy Committee will also conduct an annual review of T-HAS’s specific voting recommendations for the previous year in order to satisfy itself that the recommendations are consistent with T-HAS’s written policies and guidelines.

The Chairperson, Proxy Administrator and the Chief Compliance Officer (or any other members of the Committee) will conduct an annual review of T-HAS’s policies regarding the management of T-HAS conflicts of interest, which may include a meeting or telephone interview with appropriate staff of T-HAS or RiskMetrics. The results of this review will be recorded and presented to the other members of the Committee.

Although the Adviser will normally accept T-HAS’s recommendations and vote clients’ proxies without any additional review or analysis, the Proxy Committee may, from time to time, direct that T-HAS’s recommendations with respect to particular types of proxy issues be reviewed on a case-by-case basis (a “Reviewable Issue”) by one or more of its members prior to submitting the Adviser’s voting instructions. The results of any such review will be recorded and presented to the Committee.

No Oversight of other Proxy Voting Services

The Adviser does not conduct reviews of the proxy voting policies and guidelines of any other proxy voting service, which it engages upon the direction of a client. The Adviser therefore will vote client securities in accordance with those services’ specific recommendations without any additional review or analysis.

Disclosure

The Adviser’s Form ADV Part II summarizes these proxy voting policies and procedures and provides contact information for obtaining copies of them.

Upon request, the Adviser will disclose to its clients how their proxies have been voted. All requests for information will be documented indicating the name of the requestor, the date of the request and the date the information was sent.

The Adviser provides each ERISA client for which it votes proxies a summary of the client’s proxy votes at least annually.

Procedural Issues

Setting an Account up for Voting

Upon entering into an agreement with a new client, the Adviser will determine whether proxy-voting services are requested by the client. The information is then recorded and a letter of instruction sent to the custodian to alert them of the address to send any paper ballots received on the client’s behalf. A copy of the same letter is then sent to T-HAS (or the proxy service selected by the client) for set-up on their systems.

Receipt of Meeting Notices

The Adviser relies on RiskMetrics’ voting agent services to notify it of upcoming shareholder meetings of companies whose shares are held in the Adviser client accounts. The Adviser uses this service for all client accounts, regardless of whether the account’s securities are voted in reliance on the T-HAS, general RiskMetrics or SAS proxy research.

RiskMetrics’ voting agent service tracks and reconciles the Adviser client holdings against incoming proxy ballots. If ballots do not arrive on time, RiskMetrics. will obtain them from the appropriate custodian or proxy distribution agent.

RiskMetrics maintains a web-based application, through which it updates meeting and record date information daily. RiskMetrics also maintains copies of all proxy statements.

Vote Execution

The Proxy Committee will identify an employee of the Adviser to act as Proxy Administrator. The Proxy Committee will also identify an employee of the Adviser to act as the alternate Proxy Administrator.

The Proxy Administrator will be responsible for ensuring that the Adviser receives and submits proxy ballots on behalf of all clients. The Proxy Administrator will use RiskMetrics’ web-based system to identify newly announced meetings and to determine whether any meeting will include a vote on a matter that the Proxy Committee has identified as a Reviewable Issue (as defined, above, in the section entitled “Proxy Committee – Oversight of T-HAS”).

If a Reviewable Issue is on the meeting agenda, the Proxy Administrator will obtain a copy of T-HAS’s detailed research and provide it to the appropriate members of the Proxy Committee for their consideration, together with an indication of the date and time by which they must reply to the Proxy Administrator if they wish to vote differently than recommended by T-HAS. If the reviewing members of the Proxy Committee do not provide the Proxy Administrator with alternative voting instructions by the date indicated, the Proxy Administrator will submit voting instructions consistent with T-HAS’s recommendations.

With respect to clients who have elected to use the general RiskMetrics or SAS proxy research services, the Proxy Administrator will ensure that voting instructions are submitted consistent with the voting recommendations made by RiskMetrics or SAS without any additional review or analysis.

Recordkeeping

The Proxy Administrator, in concert with T-HAS (or any other proxy voting service engaged on behalf of a client), will ensure that all voting records, research analysis, client requests and other information shall be maintained in accordance with applicable books and records rules and regulations and in a manner that enables the Adviser to satisfy client requests for information under Rule 206(4)-6 under the Investment Advisers Act and under applicable ERISA provisions.

Approval Date

Approved by the Operating Committee on July 1, 2005

Approved by the Operating Committee on December 16, 2009

FORM N-1A

PART C. OTHER INFORMATION

To the Registration Statement of Managers Trust I (the “Registrant” or the “Trust”)

Item 28.	Exhibits.

(a)(1)	Declaration of Trust dated December 18, 1991. (iii)

(a)(2)	Amendment No. 1 to Declaration of Trust. (xviii)

(a)(3)	Amendment No. 2 to Declaration of Trust. (xviii)

(a)(4)	Amendment No. 3 to Declaration of Trust. (xviii)

(a)(5)	Amendment No. 4 to Declaration of Trust. (xviii)

(a)(6)	Amendment No. 5 to Declaration of Trust. (xviii)

(a)(7)	Amendment No. 6 to Declaration of Trust. (xviii)

(a)(8)	Amendment No. 7 to Declaration of Trust. (xviii)

(a)(9)	Amendment No. 8 to Declaration of Trust. (viii)

(a)(10)	Amendment No. 9 to Declaration of Trust. (ix)

(a)(11)	Amendment No. 10 to Declaration of Trust. (x)

(a)(12)	Amendment No. 11 to Declaration of Trust. (xvii)

(a)(13)	Amendment No. 12 to Declaration of Trust. (xviii)

(a)(14)	Amendment No. 13 to Declaration of Trust. (xx)

(a)(15)	Amendment No. 14 to Declaration of Trust. (xxiii)

(a)(16)	Amendment No. 15 to Declaration of Trust. (xxiv)

(a)(17)	Amendment No. 16 to Declaration of Trust. (xxv)

(a)(18)	Amendment No. 17 to Declaration of Trust. (xxvi)

(a)(19)	Amendment No. 18 to Declaration of Trust. (filed herewith)

(b)	Amended and Restated Bylaws of the Registrant. (xxii)

(c)	Instruments defining the rights of security holders with respect to Managers Trust I are contained in the Declaration of Trust (with subsequent amendments) and By-Laws that are incorporated by reference hereto.

(d)(1)	Investment Management Agreement between Managers Investment Group LLC (formerly, The Managers Funds LLC) (“Managers”) and Managers Trust I relating to Managers AMG FQ Tax-Managed U.S. Equity Fund (formerly First Quadrant Tax-Managed Equity Fund), dated as of July 31, 2003. (xvii)

(d)(2)	Form of Fund Management Agreement between Managers and Managers Trust I. (x)

(d)(3)	Form of Letter Agreement to Investment Management Agreement between Managers and Managers Trust I relating to Managers AMG FQ Global Alternatives Fund. (xvii)

(d)(4)	Letter Agreement to Investment Management Agreement between Managers and Managers Trust I relating to Managers AMG TSCM Growth Equity Fund. (xxvi)

(d)(5)	Form of Subadvisory Agreement between Managers and MT Asset Management, LLC, d/b/a Miller Tabak Asset Management with respect to Managers California Intermediate Tax-Free Fund. (xxii)

(d)(6)	Form of Subadvisory Agreement between Managers and First Quadrant, L.P. with respect to Managers AMG FQ Tax-Managed U.S. Equity Fund, Managers AMG FQ Global Essentials Fund (formerly Managers Fremont Global Fund), Managers AMG FQ U.S. Equity Fund and Managers AMG FQ Global Alternatives Fund. (x)

(d)(7)	Form of Subadvisory Agreement between Managers and Pacific Investment Management Company, LLC with respect to Managers PIMCO Bond Fund (formerly Managers Fremont Bond Fund). (x)

(d)(8)	Subadvisory Agreement between Managers and Frontier Capital Management Co., LLC with respect to Managers Frontier Small Cap Growth Fund (formerly Managers Small Cap Fund). (xxiv)

(d)(9)	Form of Subadvisory Agreement between Managers and Urdang Securities Management, Inc. with respect to Managers Real Estate Securities Fund. (x)

(d)(10)	Form of Subadvisory Agreement between Managers and Next Century Growth Investors LLC with respect to Managers Micro-Cap Fund (formerly Managers Fremont Micro-Cap Fund) and Managers Institutional Micro-Cap Fund (formerly Managers Fremont Institutional Micro-Cap Fund). (xx)

(d)(11)	Form of Subadvisory Agreement between Managers and Lord, Abbett & Co., LLC with respect to Managers Micro-Cap Fund (formerly Managers Fremont Micro-Cap Fund) and Managers Institutional Micro-Cap Fund (formerly Managers Fremont Institutional Micro-Cap Fund). (xx)

(d)(12)	Form of Subadvisory Agreement between Managers and WEDGE Capital Management L.L.P. with respect to Managers Micro-Cap Fund (formerly Managers Fremont Micro-Cap Fund) and Managers Institutional Micro-Cap Fund (formerly Managers Fremont Institutional Micro-Cap Fund). (xx)

(d)(13)	Subadvisory Agreement between Managers and RBC Global Asset Management (U.S.) Inc. (formerly Voyageur Asset Management Inc.) with respect to Managers Micro-Cap Fund (formerly Managers Fremont Micro-Cap Fund) and Managers Institutional Micro-Cap Fund (formerly Managers Fremont Institutional Micro-Cap Fund). (xxv)

(d)(14)	Form of Subadvisory Agreement between Managers and TimesSquare Capital Management, LLC with respect to Managers AMG TSCM Growth Equity Fund. (xxvi)

(e)(1)	Form of Distribution Agreement between Managers Distributors, Inc. and Managers Trust I, on behalf of each of its series, dated December 5, 2009. (xxv)

(i) Appendix A dated May 4, 2010 to the Distribution Agreement. (xxvi)

(f)	Not Applicable.

(g)	Custody Agreement between The Bank of New York and Managers Trust I dated August 5, 2002. (xviii)

(h)(1)	Form of Expense Limitation and Recoupment Agreement between Managers and Managers Trust I. (x)

(h)(2)	Expense Limitation and Recoupment Agreement between Managers and Managers Trust I with respect to Managers AMG FQ Global Alternatives Fund and Managers Frontier Small Cap Growth Fund (formerly Managers Small Cap Fund). (xxiv)

(h)(3)	Form of Expense Limitation and Recoupment Agreement between Managers and Managers Trust I with respect to Managers AMG FQ Tax-Managed Equity Fund. (xvii)

(h)(4)	Expense Limitation and Recoupment Agreement between Managers and Managers Trust I with respect to Managers Micro-Cap Fund. (filed herewith)

(h)(5)	Form of Expense Limitation and Recoupment Agreement between Managers and Managers Trust I with respect to Managers PIMCO Bond Fund (formerly Managers Fremont Bond Fund). (xxii)

(h)(6)	Form of Expense Limitation and Recoupment Agreement between Managers and Managers Trust I with respect to Managers AMG FQ U.S. Equity Fund. (xxii)

(h)(7)	Form of Expense Limitation and Recoupment Agreement between Managers and Managers Trust I with respect to Managers AMG FQ Global Essentials Fund. (xxiii)

(h)(8)	Expense Limitation and Recoupment Agreement between Managers and Managers Trust I with respect to Managers AMG TSCM Growth Equity Fund. (xxvi)

(h)(9)	Expense Limitation and Recoupment Agreement between Managers and Managers Trust I with respect to Managers Institutional Micro-Cap Fund. (xxvii)

(h)(10)	Form of Administration and Shareholder Servicing Agreement between Managers and Managers Trust I with respect to Managers AMG FQ Global Essentials Fund, Managers AMG FQ U.S. Equity Fund, Managers Micro-Cap Fund (formerly Managers Fremont Micro-Cap Fund), Managers Institutional Micro-Cap Fund (formerly Managers Fremont Institutional Micro-Cap Fund), Managers Real Estate Securities Fund, Managers PIMCO Bond Fund (formerly Managers Fremont Bond Fund) and Managers California Intermediate Tax-Free Fund. (x)

(h)(11)	Form of Administration and Shareholder Servicing Agreement between Managers and Managers Trust I with respect to Managers AMG FQ Global Alternatives Fund. (xvii)

(h)(12)	Administration and Shareholder Servicing Agreement between Managers and Managers Trust I with respect to Managers AMG TSCM Growth Equity Fund. (xxvi)

(h)(13)	Form of Transfer Agency Services Agreement between Managers Trust I and BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.) (“BNY”). (xiii)

(h)(14)	Amendment to Transfer Agency Services Agreement between the Registrant and BNY dated January 1, 2008. (xxv)

(i)(1)	Opinion and consent of Goodwin Procter LLP with respect to legality of securities being registered. (i)

(i)(2)	Opinion and consent of Goodwin Procter LLP with respect to legality of securities being registered of Managers AMG FQ Tax-Managed U.S. Equity Fund (formerly, First Quadrant Tax-Managed Equity Fund). (ix)

(i)(3)	Opinion and Consent of Goodwin Procter LLP with respect to shares of Managers AMG FQ Global Essentials Fund (formerly Managers Fremont Global Fund), Managers Frontier Small Cap Growth Fund (formerly Managers Small Cap Fund), Managers Micro-Cap Fund (formerly Managers Fremont Micro-Cap Fund), Managers Institutional Micro-Cap Fund (formerly Managers Fremont Institutional Micro-Cap Fund), Managers Real Estate Securities Fund, Managers PIMCO Bond Fund (formerly Managers Fremont Bond Fund), Managers AMG FQ U.S. Equity Fund and Managers California Intermediate Tax-Free Fund. (xiii)

(i)(4)	Opinion and Consent of Ropes & Gray LLP with respect to Managers AMG FQ Global Alternatives Fund. (xviii)

(i)(5)	Opinion and Consent of Ropes & Gray LLP with respect to Managers AMG TSCM Growth Equity Fund. (xxvi)

(j)	Consent of PricewaterhouseCoopers LLP. (filed herewith)

(j)(2)	Power of Attorney for the Trustees and Certain Officers of the Registrant. (xxviii)

(k)	Not applicable.

(l)	Initial Capital Agreements. (i)

(m)(1)	Amended and Restated Plan of Distribution dated as of June 23, 2011 adopted pursuant to Rule 12b-1 with respect to Managers AMG FQ Tax-Managed U.S. Equity Fund, Managers AMG FQ U.S. Equity Fund, Managers AMG FQ Global Alternatives Fund, Managers AMG FQ Global Essentials Fund, Managers Frontier Small Cap Growth Fund, Managers AMG TSCM Growth Equity Fund and Managers Micro-Cap Fund. (filed herewith)

(n)(1)	Amended and Restated Multiple Class Expense Allocation Plan adopted pursuant to Rule 18f-3 dated as of June 23, 2011 with respect to Managers AMG FQ Global Alternatives Fund, Managers AMG FQ Tax-Managed U.S. Equity Fund, Managers AMG FQ U.S. Equity Fund,

Managers AMG FQ Global Essentials Fund, Managers Frontier Small Cap Growth Fund, Managers AMG TSCM Growth Equity Fund and Managers Micro-Cap Fund. (filed herewith)

(o)(1)	Code of Ethics of Managers Trust I. (xvi)

(o)(2)	Code of Ethics of Managers and Managers Distributors, Inc. (xviii)

(o)(3)	Code of Ethics of MT Asset Management, LLC, d/b/a Miller Tabak Asset Management. (xxii)

(o)(4)	Code of Ethics of First Quadrant, L.P. (xxvii)

(o)(5)	Code of Ethics of Pacific Investment Management Company, LLC. (xx)

(o)(6)	Code of Ethics of Frontier Capital Management Co., LLC. (xxvii)

(o)(7)	Code of Ethics of Urdang Securities Management, Inc. (xvi)

(o)(8)	Code of Ethics of Next Century Growth Investors LLC. (xxvii)

(o)(9)	Code of Ethics of Lord, Abbett & Co., LLC. (xxvii)

(o)(10)	Code of Ethics of WEDGE Capital Management L.L.P. (xxvii)

(o)(11)	Code of Ethics of RBC Global Asset Management (U.S.) Inc. (xxv)

(o)(12)	Code of Ethics of TimesSquare Capital Management, LLC. (xxvi)

(p)(1)	Power of Attorney for the Trustees and certain Officers of the Registrant and The Managers Funds (File No. 002-84012). (xxi)

(i)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909, 811-6520 (filed April 14, 1992).
(ii)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-6520 (filed August 1, 1995).
(iii)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-6520 (filed July 31, 1998).
(iv)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-6520 (filed August 1, 2000).
(v)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-6520 (filed August 1, 2001).
(vi)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-6520 (filed May 30, 2003).
(vii)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-6520 (filed July 31, 2003).
(viii)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-6520 (filed December 31, 2003).
(ix)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-6520 (filed March 1, 2004).
(x)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-6520 (filed July 29, 2004).
(xi)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033- 44909; 811-6520 (filed December 30, 2004).
(xii)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-

44909; 811-6520 (filed January 6, 2005).
(xiii)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-6520 (filed January 18, 2005).
(xiv)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-6520 (filed March 1, 2005).
(xv)	Intentionally omitted.
(xvi)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-06520 (filed December 29, 2005).
(xvii)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-06520 (filed March 1, 2006)
(xviii)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-06520 (filed February 28, 2007)
(xix)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-06520 (filed December 28, 2007)
(xx)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-06520 (filed February 28, 2008)
(xxi)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-06520 (filed December 30, 2008)
(xxii)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-06520 (filed February 27, 2009)
(xxiii)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-06520 (filed October 2, 2009)
(xxiv)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-06520 (filed December 18, 2009)
(xxv)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-06520 (filed February 26, 2010)
(xxvi)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-06520 (filed July 23, 2010)
(xxvii)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-06520 (filed February 28, 2011)
(xxviii)	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-06520 (filed July 19, 2011)

Item 29. Persons Controlled by or Under Common Control with Registrant.

None.

Item 30. Indemnification.

Under Article VIII of the Registrant’s Agreement and Declaration of Trust, any present or former Trustee or Officer shall be indemnified to the fullest extent permitted by law against all liabilities and expenses reasonably incurred or paid by him/her in connection with any claim, action, suit or proceeding in which he/she became involved as a party or otherwise by virtue of being or having been a Trustee or Officer and against amounts paid or incurred in the settlement thereof. No indemnification, however, shall be provided to a Trustee or Officer: (1) that has been finally adjudicated in any such action suit or other proceeding to be liable to the Trust or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his/her office; and (2) in the event of a settlement or other disposition not involving a final adjudication as provided in (1) above resulting in a payment by a Trustee of Officer, unless there has been a determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that such Trustee or Officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office by either: (i) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or (ii) independent legal counsel in a written opinion. For purposes of this paragraph, a Disinterested Trustee is one who is neither an “Interested Person”, nor involved in the claim, action, suit or proceeding.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission (“SEC”), such indemnification is against public policy as expressed in the Act, and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, an officer or a controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Each disinterested Trustee has entered into an indemnity agreement with the Adviser whereby the Adviser Indemnifies each disinterested Trustee against defense costs in connection with a civil claim which involves the Trustee by virtue of his position with the fund.

Reference is made to the Distribution Agreement with Managers Distributors, Inc. and any amendments thereto attached as Exhibit (e)(1), which is incorporated herein by reference, and discusses the rights, responsibilities and limitations with respect to indemnity and contribution.

Item 31. Business and Other Connections of Investment Adviser.

Managers, a registered investment adviser, serves as investment adviser to the Trust. Managers is an independently-managed subsidiary of Affiliated Managers Group, Inc. (“AMG”) and a wholly owned subsidiary serves as its managing member. Managers serves as an investment adviser to and distributor of shares of investment companies registered under the Investment Company Act of 1940 and to various separate accounts. Managers also provides non-discretionary back office, trading execution and support, administrative and/or marketing services to affiliated entities in connection with such entities’ provision of advisory services to or through various investment products and programs. The business and other connections of the officers and directors of Managers are listed in Schedules A and D of its Form ADV as currently on file with the SEC, the text of which Schedules are hereby incorporated herein by reference. The file number of Managers Form ADV is 801-56365.

Managers has hired one or more Subadvisors for each series of the Trust. The business and other connections of the officers and directors of the Subadvisor are listed in their respective Schedules A and D of their Forms ADV as currently on file with the SEC, the text of which schedules are hereby incorporated herein by reference. The file numbers of said Forms ADV are listed below.

Subadvisor	File Number	Funds
MT Asset Management, LLC	801-69239	Managers California Intermediate Tax-Free Fund

First Quadrant, L.P.	801-51748	Managers AMG FQ Tax-Managed U.S. Equity Fund; Managers AMG FQ Global Essentials Fund; Managers AMG FQ U.S. Equity Fund; Managers AMG FQ Global Alternatives Fund

Lord, Abbett & Co., LLC	801-6997	Managers Micro-Cap Fund; Managers Institutional Micro-Cap Fund

Next Century Growth Investors LLC	801-56049	Managers Micro-Cap Fund; Managers Institutional Micro-Cap Fund

Pacific Investment Management Company, LLC	801-48187	Managers PIMCO Bond Fund

Frontier Capital Management Co., LLC	801-15724	Managers Frontier Small Cap Growth Fund

Urdang Securities Management, Inc.	801-51733	Managers Real Estate Securities Fund

WEDGE Capital Management L.L.P.	801-29479	Managers Micro-Cap Fund; Managers Institutional Micro-Cap Fund

RBC Global Asset Management (U.S.) Inc.	801-20303	Managers Micro-Cap Fund; Managers Institutional Micro-Cap Fund

TimesSquare Capital Management, LLC	801-63492	Managers AMG TSCM Growth Equity Fund

Item 32. Principal Underwriters.

(a)	Managers Distributors, Inc. acts as principal underwriter for the Registrant. Managers Distributors, Inc. also acts as principal underwriter for Managers AMG Funds, The Managers Funds, and Managers Trust II.

(b)	The following information relates to the directors, officers and partners of Managers Distributors, Inc.:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Fund
Nathaniel Dalton c/o Affiliated Managers Group, Inc. 600 Hale Street Prides Crossing, MA 01965	Director	None

Daniel J. Shea c/o Affiliated Managers Group, Inc. 600 Hale Street Prides Crossing, MA 01965	Director	None

John Kingston, III c/o Affiliated Managers Group, Inc. 600 Hale Street Prides Crossing, MA 01965	Director and Secretary	None

John Streur c/o Managers Investment Group LLC 333 W. Wacker Drive, Suite 1200 Chicago, Illinois 60606	President	President, Principal Executive Officer, and Trustee

Donald S. Rumery c/o Managers Investment Group LLC 800 Connecticut Avenue Norwalk, Connecticut 06854	Treasurer	Treasurer, Chief Financial Officer, and Principal Financial Officer

Keitha L. Kinne c/o Managers Investment Group LLC 800 Connecticut Avenue Norwalk, Connecticut 06854	Vice-President	Chief Operating Officer

Patrick Spellman c/o Affiliated Managers Group, Inc. 600 Hale Street Prides Crossing, MA 01965	Chief Compliance Officer	None

(c)	Not applicable.

Item 33. Location of Accounts and Records.

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be kept by the Registrant and each Subadvisor at the following offices:

(1)	At the offices of the Registrant at 800 Connecticut Avenue, Norwalk, Connecticut 06854 and at the offices of the Custodian, The Bank of New York Mellon, 2 Hanson Place, Brooklyn, New York, New York 11217 and at the offices of BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

(2)	MT Asset Management, LLC, 331 Madison Avenue, New York, New York 10017.

(3)	First Quadrant, L.P., 800 East Colorado Blvd, Suite 900, Pasadena, California 91101.

(4)	Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, New Jersey 07302.

(5)	Next Century Growth Investors LLC, 5500 Wayzata Blvd, Suite 1275, Minneapolis, Minnesota 55416.

(6)	Pacific Investment Management Company, LLC, 840 Newport Center Drive, Suite 100, Newport Beach, California 92660.

(7)	Frontier Capital Management Co., LLC, 99 Summer Street, Boston, Massachusetts 02110.

(8)	Urdang Securities Management, Inc., 630 West Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462.

(9)	WEDGE Capital Management L.L.P., 301 South College Street, Suite 2920, Charlotte, North Carolina 28202.

(10)	RBC Global Asset Management (U.S.) Inc., 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.

(11)	TimesSquare Capital Management, LLC, 1177 Avenue of the Americas, 39th Floor, New York, New York 10036.

Item 34. Management Services.

Not applicable.

Item 35. Undertakings.

(a)    The Registrant previously has undertaken to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee or trustees when requested in writing to do so by the record holders of not less than 10 percent of the Registrant’s outstanding shares and to assist its shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

(b)    The Registrant hereby undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant’s latest annual report to shareholders upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, each as amended, Managers Trust I certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Norwalk and State of Connecticut, on the 22nd day of September, 2011.

MANAGERS TRUST I

By:	/s/ Donald S. Rumery
Donald S. Rumery
Treasurer, Chief Financial Officer, and
Principal Financial Officer

Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date

/s/ Jack W. Aber*	Trustee	September 22, 2011
Jack W. Aber

/s/ Christine C. Carsman*	Trustee	September 22, 2011
Christine C. Carsman

/s/ William E. Chapman, II*	Trustee	September 22, 2011
William E. Chapman, II

/s/ Edward J. Kaier*	Trustee	September 22, 2011
Edward J. Kaier

/s/ Steven J. Paggioli*	Trustee	September 22, 2011
Steven J. Paggioli

/s/ Eric Rakowski*	Trustee	September 22, 2011
Eric Rakowski

/s/ Thomas R. Schneeweis*	Trustee	September 22, 2011
Thomas R. Schneeweis

/s/ John H. Streur*	Trustee, President, and	September 22, 2011
John H. Streur	Principal Executive Officer
(Principal Executive Officer)

/s/ Donald S. Rumery	Treasurer,	September 22, 2011
Donald S. Rumery	Chief Financial Officer, and
Principal Financial Officer
(Principal Accounting Officer)
(Principal Financial Officer)

*By:	/s/ Donald S. Rumery
Pursuant to Powers of Attorney incorporated herein by reference
Date: September 22, 2011

EXHIBIT INDEX

Exhibit No.	Description

(a)(19)	Amendment No. 18 to Declaration of Trust.

(h)(4)	Expense Limitation and Recoupment Agreement between Managers and Managers Trust I with respect to Managers Micro-Cap Fund.

(j)	Consent of PricewaterhouseCoopers LLP.

(m)(1)	Amended and Restated Plan of Distribution dated as of June 23, 2011 adopted pursuant to Rule 12b-1 with respect to Managers AMG FQ Tax-Managed U.S. Equity Fund, Managers AMG FQ U.S. Equity Fund, Managers AMG FQ Global Alternatives Fund, Managers AMG FQ Global Essentials Fund, Managers Frontier Small Cap Growth Fund, Managers AMG TSCM Growth Equity Fund and Managers Micro-Cap Fund.

(n)(1)	Amended and Restated Multiple Class Expense Allocation Plan adopted pursuant to Rule 18f-3 dated as of June 23, 2011 with respect to Managers AMG FQ Global Alternatives Fund, Managers AMG FQ Tax-Managed U.S. Equity Fund, Managers AMG FQ U.S. Equity Fund, Managers AMG FQ Global Essentials Fund, Managers Frontier Small Cap Growth Fund, Managers AMG TSCM Growth Equity Fund and Managers Micro-Cap Fund.